UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06114

Cavanal Hill Funds
(Exact name of registrant as specified in charter)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Address of principal executive offices) (Zip code)
Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31

Date of reporting period: 8/31/12

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Management Discussion of Fund Performance

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

Report of Independent Registered Public Accounting Firm

Additional Fund Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus or summary prospectus. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The Cavanal Hill Funds are distributed by BOSC, Inc., a registered Broker/Dealer, member FINRA/SIPC. BOSC, Inc. is a subsidiary of BOK Financial Corporation and an affiliate of Cavanal Hill Investment Management, Inc. and BOKF, NA.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, BOKF, NA, any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements give our current expectations of forecasts of future events. They include statements regarding our anticipated future operating and financial performance. Although we believe the expectations and statements reflected in these and other forward-looking statements are reasonable, we can give not assurance they will prove to have been correct. They can be affected by inaccurate assumptions, by inaccurate information from third parties, or by known or unknown risks and uncertainties.

This Page Is Intentionally Left Blank

Cavanal Hill Money Market Funds

Investment Concerns
An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a Money Market fund.

Money market investors continued to face a challenging interest-rate environment fueled by weak economic growth and high unemployment. This backdrop prompted the Federal Reserve (the “Fed”) to maintain the extraordinary easing program it launched in December 2008, holding the federal funds rate target in a range of 0% to 0.25%. Additionally, the Fed initiated its “Operation Twist” program designed to put downward pressure on long-term rates while keeping short-term rates low. Furthermore, the Fed announced during the period it would keep the rate target at this unusually low level at least through 2014, effectively ensuring a challenging money market yield environment for the foreseeable future. (At its September 2012 meeting, the Fed extended its rate policy timeline to mid-2015.)

The Fed’s monetary policy, combined with concerns about the health of the U.S. economic recovery and mounting sovereign debt and banking sector concerns in Europe (which helped fuel demand for Treasury securities), helped keep yields on U.S. Treasury bills and other taxable and tax-exempt money market securities unusually low. For example, the yield on the three-month U.S. Treasury bill changed little during the fiscal year, from 0.02% on August 31, 2011, to 0.09% on August 31, 2012. Similarly, in the municipal money market, rates on variable-rate demand notes (VRDNs) tumbled to new lows. The SIFMA Index1, which measures average VRDN rates, hit an all-time low of 0.06% in early-January 2012.

Late in the period, the SEC announced it would no longer pursue additional regulations on money market funds—regulations that were unpopular within the industry. SEC Chairman Mary Schapiro was unsuccessful in securing enough votes from the commission to move the legislation to the public discussion phase of the process.

The Cavanal Hill U.S. Treasury Fund

As usual, we primarily focused on maintaining portfolio liquidity, while looking for opportunities to enhance the Fund’s yield in the unusually low rate environment. For much of the period, we focused on repurchase agreements, which offered relatively attractive yields primarily due to the Fed’s Operation Twist-related selling. We continued to hold positions in Treasury bills and notes and a small weighting in FDIC-backed debt securities, which continued to offer good value. (FDIC-guaranteed debt typically includes senior unsecured debt of banks, thrifts and certain holding companies issued under the Temporary Liquidity Guarantee Program, which expires in December 2012.)*

The Cavanal Hill
Cash Management Fund
Our overall strategy was to invest in securities providing relative safety while seeking opportunities to enhance yield. We focused on securities we believed offered value, strong credit quality and yield advantages, including callable agency securities and agency discount notes. In addition, the Fund had positions in Treasury and agency repurchase agreements, which offered relatively attractive yields at various points during the period. The Fund also held positions in floating-rate securities tied to LIBOR2, which helped enhance yield.*

With the credit quality of many of the world’s largest banks under increasing scrutiny, we continued to avoid exposure to short-term bank-issued debt, focusing on non-bank commercial paper instead. Similarly, we avoided unsecured exposure to European banks, given the credit market uncertainty stemming from the Euro-zone’s sovereign debt problems and the banking sector liquidity issues plaguing Spain and Italy.*

The Cavanal Hill Tax-Free Money Market Fund
We continued to take steps to maintain sufficient liquidity in the low rate environment through a core holding of VRDNs. In addition, we looked for opportunities to enhance the Fund’s yield by extending the weighted average maturity when appropriate. Our timely purchases of high-quality commercial paper and fixed-rate notes helped us achieve these objectives. Given the mounting banking sector challenges in Europe, we avoided indirect exposure to European banks. Many of these banks provide letters of credit on select VRDNs. As the financial crisis in Europe continued to unfold, we eliminated exposure to these banks by avoiding VRDNs with letters of credit from European banks.*

Outlook
We expect money market rates to remain extremely low, as the Fed has committed to holding short-term rates steady in the face of a slowing economy, high unemployment and a weak, but improving, housing market. Credit quality remains the primary focus within our money market funds, particularly in the Cash Management Fund, and we continue to position all the money market portfolios in liquid, high-credit-quality securities. Additionally, we will continue to evaluate opportunities to extend the Funds’ weighted average maturities, as appropriate, to capture incrementally higher yields.

*The composition of the Fund’s portfolio is subject to change.

1The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, produced by Municipal Market Data (MMD), is a 7-day high-grade market index comprised of tax-exempt variable rated demand notes (VRDN’s) from MMD’s extensive database. SIFMA is a leading securities industry trade group representing securities firms, banks, and asset management companies in the U.S. and Hong Kong.

2The London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-Free Bond Fund

Fund Goal
We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three- and 10-years.

For the 12-month period ended August 31, 2012, the Intermediate Tax-Free Bond Fund A Shares (at NAV) posted a total return of 5.66%; the Institutional Shares posted a total return of 5.94%; and the Investor Shares returned 5.66%. The Fund’s benchmark, the Barclays U.S. Municipal Bond Index, posted a total return of 8.78%.

As the economy continued to struggle to gain traction, yields in the municipal market remained near historic lows, particularly during the first eight months of 2012. The Federal Reserve (the “Fed”) maintained its unusually low interest rate policy, and while there were occasional signs of improvement, there certainly was not enough evidence of economic recovery to warrant a discussion about higher rates in the near future. Rates were at their highest at the outset of the fiscal year.

An important positive factor for muni bond market participants was an increase in the supply of securities. Supply dropped dramatically in 2011, but the market experienced an uptick beginning in 2012, as issuers took advantage of the low-rate environment. A dramatic increase in refunding deals accounted for the bulk of the supply. Muni bond issuers were able to refinance their existing bonds at considerably lower rates than when they initially brought their deals to the market.

Corresponding with the surge in supply, in early 2012 the muni bond market experienced the beginning of a trend that stayed in place throughout the rest of the fiscal year—positive inflows into muni bond funds. The demand for tax-free bonds, combined with the fact that muni bond yields generally track the Treasury market, resulted in a fairly tight trading range of suppressed yields in 2012. Investors had a brief buying opportunity in March 2012, when yields increased and prices decreased, but it was short-lived, as rates quickly dropped back down and prices moved back up.

Muni market participants also should pay close attention to the U.S. presidential election campaign, the outcome of which may influence the future of the muni bond market. For example, any increase in taxes resulting from the election may provide a boost in demand for tax-free bonds. Meanwhile, some in the federal government are considering capping tax-free interest, which may make muni bonds less attractive.

Throughout the 12-month period, we continued to focus on high-credit-quality securities, including general obligation and essential service revenue bonds. In addition, due to the low-rate environment, one type of security we focused on was the “kicker” bond, which is a bond with a short call (typically, five years) and a final maturity in the 15-year range. This structure offers additional yield to the call, compared with a fixed-maturity bond, and if the bond is not called, the yield “kicks” higher to the final maturity.*

The Fund’s underperformance relative to its benchmark was primary due to two factors. First, given the low-rate environment, investors generally sought additional yield by moving longer on the yield curve and/or by moving down the credit-quality spectrum. Consequently, the best-performing securities within the muni bond market were longer-term and lower-quality bonds. The Fund had little exposure to either of those segments, which contributed to the underperformance compared with the benchmark. In addition, the Fund’s cash position, which was higher-than-average, contributed to the lagging results versus the benchmark. The strong demand for muni securities, combined with the low-rate environment, made it difficult to deploy the Fund’s cash in a timely manner, which limited the Fund’s participation in the market rallies.*

The securities in the Funds’ portfolio rated AAA, AA, A, and BAA, which comprised 43.45%, 54.47%, 1.77%, and 0.22% of the Fund’s portfolio, based on par values, respectively, as of August 31, 2012. Non-rated securities comprised 0.09% of the portfolio.**

We will continue to seek opportunities to deploy cash in the “kicker” bond universe, while maintaining our focus on purchasing high-quality credits. While there has been considerable media attention surrounding recent municipal bankruptcies, particularly in California, we believe they were isolated incidents that should not have a big impact on the broad muni bond market. (The Fund did not have exposure to securities issued by the California cities that filed for bankruptcy protection.) Nevertheless, these events do reinforce our belief that municipal credit research plays a crucial role in the investment process, and we will continue to rely on our rigorous proprietary research in selecting securities for the Fund.

*The composition of the Fund’s portfolio is subject to change.

**The above credit quality ratings are derived from the underlying securities of the portfolio, and are rated by Moody’s. If a ratings from Moody’s is unavailable, S&P’s rating is used. If neither Moody’s or S&P ratings are available, Fitch’s rating is used.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Tax-free Bond Fund

Index Description

The performance of the Intermediate Tax-Free Bond Fund is measured against the Barclays U.S. Municipal Bond Index, an unmanaged index that covers the USD-denominated long-term tax- exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and prerefunded bonds. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will typically experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	5.66%	5.41%	4.10%

A Shares (with 3.75% load)[1]	1.73%	4.60%	3.70%

Investor Shares	5.66%	5.39%	4.09%

Institutional Shares[1]	5.94%	5.68%	4.28%

Barclays U.S. Municipal Bond Index	8.78%	6.24%	5.20%

Lipper Intermediate Municipal Debt Funds Average[2]	6.57%	5.04%	4.01%

Expense Ratio
Gross

A Shares	1.31%

Investor Shares	1.46%

Institutional Shares	1.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Short-term Income Fund

Fund Goal

We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

For the 12-month period ended August 31, 2012, the Short-Term Income Fund A Shares (at NAV) posted a total return of 3.69%; the Institutional Shares posted a total return of 3.94%; and the Investor Shares returned 3.68%. The Fund’s benchmark, the BofA Merrill Lynch 1-5 Year U.S. Corporate/ Government Index showed a total return of 2.13%.

A low-rate environment and ongoing concerns about U.S. and European sovereign debt, high unemployment, and sluggish economic growth generally characterized the 12-month period. Against this backdrop, the Federal Reserve (the “Fed”) maintained its near-zero interest rate policy and committed to holding rates low through the foreseeable future. Additionally, the Fed extended its “Operation Twist” program designed to put downward pressure on long-term rates while keeping short-term rates low.

The bond market generally wavered between “risk-on” and “risk-off “ sentiments during the year, depending on the latest U.S. economic data and news out of Europe. Nevertheless, all sectors of the taxable U.S. bond market posted positive returns for the period, with high- yield and investment-grade corporate bonds leading the way, benefiting primarily from investor demand for yield—and “risk-on” strategies generally prevailing. Overall, spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) tightened dramatically during the period.

After starting the fiscal year in a “risk-off “ mode, following the first-ever U.S. credit- rating downgrade in early-August 2011, market sentiment shifted in the fourth quarter of 2011, and risk returned to favor for the next several months. Improving economic data, combined with the European Central Bank’s (ECB’s) efforts to boost liquidity in the Euro-zone, contributed to the optimistic tone. Although, renewed concerns about the European debt and banking crises and the potential contagion throughout the world, along with the frail health of the U.S. economy, prompted another flight to quality in the second quarter of 2012. This “risk- off “ phase helped trigger positive returns in the Treasury market. The “risk-on” sentiment returned, though, in the final months of the period, as expectations for additional stimulus from the ECB and another quantitative easing program from the Fed encouraged risk-taking.

Our security selection in the mortgage and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we kept the Fund’s duration longer versus the benchmark, which contributed favorably to performance, given the period’s falling-rate environment and steep yield curve. Generally healthy demand for Treasuries throughout the fiscal year sent Treasury yields tumbling, which benefited our duration positioning.*

In terms of fixed-income holdings, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS). The combination of spread tightening and attractive yield levels led to solid performance for these securities. Additionally, during the final months of the period, it appeared the housing market was rebounding, which further helped MBS performance.

However, our bias toward higher-quality securities detracted somewhat from relative performance, as riskier and lower-quality securities outperformed overall. In early 2012, we began reducing exposure to the investment- grade credit sector to lower the Fund’s overall risk profile. While this strategy helped during the second quarter of 2012, when mounting economic concerns in the U.S. and debt troubles in Europe triggered a flight to quality, it hurt performance in general. Despite this second-quarter risk aversion, corporate bonds outpaced other sectors for the entire 12-month period.*

As of August 31, 2012, the Fund’s average maturity was 2.76 years, and 34% of the Fund’s assets were invested in mortgage securities, 36% was in U.S. Treasury securities, 14% was in corporate bonds, 6% was in asset-backed securities, and 4% was in agency securities.*

Looking ahead, we believe interest rates are likely to remain low in the environment of slow growth, Fed intervention, and overall economic uncertainty. Against this backdrop, we remain concerned about the current risk/reward relationship prevalent in the bond market. We prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher- yielding securities, including non-agency MBS.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Short-term Income Fund

Index Description

The performance of the Short-Term Income Fund is measured against the BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index, an unmanaged index that is comprised of investment-grade government and corporate debt securities with maturities between one- and five- years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Short-term investment grade bonds generally offer less risk and a lower rate of return than longer- term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	3.69%	2.85%	3.28%

A Shares (with 2.50% load)[1]	1.11%	2.33%	3.01%

Investor Shares	3.68%	2.86%	3.28%

Institutional Shares[1]	3.94%	3.13%	3.46%

BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	2.13%	4.42%	3.94%

Lipper Short Investment Grade Debt Funds Average[2]	2.75%	3.08%	3.08%

Expense Ratio
Gross

A Shares	1.33%

Investor Shares	1.48%

Institutional Shares	1.23%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Intermediate Bond Fund

Fund goal

We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three and 10 years.

For the 12-month period ended August 31, 2012, the Intermediate Bond Fund A Shares (at NAV) posted a total return of 5.92%; the Institutional Shares posted a total return of 6.30%; and the Investor Shares returned 6.02%. The Fund’s benchmark, the Barclays U.S. Intermediate Aggregate Bond Index, showed total return of 4.05%.

A low-rate environment and ongoing concerns about U.S. and European sovereign debt, high unemployment, and sluggish economic growth generally characterized the 12-month period. Against this backdrop, the Federal Reserve (the “Fed”) maintained its near-zero interest rate policy and committed to holding rates low through the foreseeable future. Moreover the Fed extended its “Operation Twist” program designed to put downward pressure on long- term rates while keeping short-term rates low.

The bond market generally wavered between “risk-on” and “risk-off “ sentiments during the year, depending on the latest U.S. economic data and news out of Europe. Nevertheless, all sectors of the taxable U.S. bond market posted positive returns for the period, with high- yield and investment-grade corporate bonds leading the way, benefiting primarily from investor demand for yield—and “risk-on” strategies generally prevailing. Overall, spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) tightened dramatically during the period.

After starting the fiscal year in a “risk-off “ mode, following the first-ever U.S. credit- rating downgrade in early-August 2011, market sentiment shifted in the fourth quarter of 2011, and risk returned to favor for the next several months. Improving economic data, combined with the European Central Bank’s (ECB’s) efforts to boost liquidity in the Euro-zone, contributed to the optimistic tone. However, renewed concerns about the European debt and banking crises and the potential contagion throughout the world, along with the frail health of the U.S. economy, prompted another flight to quality in the second quarter of 2012. This “risk- off “ phase helped trigger positive returns in the Treasury market. The “risk-on” sentiment returned, though, in the final months of the period, as expectations for additional stimulus from the ECB and another quantitative easing program from the Fed encouraged risk-taking.

Our security selection in the mortgage and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we kept the Fund’s duration longer versus the benchmark, which contributed favorably to performance, given the period’s falling-rate environment and steep yield curve. Generally healthy demand for Treasuries throughout the fiscal year sent Treasury yields tumbling, which benefited our duration positioning.*

In terms of fixed-income holdings, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS). The combination of spread tightening and attractive yield levels led to solid performance for these securities. Additionally, during the final months of the period, it appeared the housing market was rebounding, which further helped MBS performance.*

However, our bias toward higher-quality securities detracted somewhat from relative performance, as riskier and lower-quality securities outperformed overall. In early 2012, we began reducing exposure to the investment- grade credit sector to lower the Fund’s overall risk profile. While this strategy helped during the second quarter of 2012, when mounting economic concerns in the U.S. and debt troubles in Europe triggered a flight to quality, it hurt performance in general. Despite this second-quarter risk aversion, corporate bonds outpaced other sectors for the entire 12-month period.*

As of August 31, 2012 the Fund’s average maturity was 5.42 years and 39% of the Fund’s assets were invested in mortgage securities, 20% was in corporate bonds, 31% was in U.S. Treasury securities, 4% was in agency securities, and 3% was in asset-backed securities. Overall, the Fund’s average credit quality remained high, ending the 12-month period with an average AA rating.*

Looking ahead, we believe interest rates are likely to remain low in the environment of slow growth, Fed intervention, and overall economic uncertainty. Against this backdrop, we remain concerned about the current risk/reward relationship prevalent in the bond market. We prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher- yielding securities, including non-agency MBS.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Intermediate Bond Fund

Index Description

The performance of the Intermediate Bond Fund is measured against the Barclays U.S. Intermediate Aggregate Bond Index, an unmanaged index that is representative of investment-grade debt issues with maturities from one year up to (but not including) 10-years. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds generally offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	5.92%	4.44%	4.22%

A Shares (with 3.75% load)[1]	1.93%	3.64%	3.83%

Investor Shares	6.02%	4.43%	4.22%

Institutional Shares[1]	6.30%	4.70%	4.41%

Barclays U.S. Intermediate Aggregate Bond Index	4.05%	6.07%	5.06%

Lipper Short-Intermediate Investment Grade Debt Funds Average[2]	4.24%	5.02%	4.13%

Expense Ratio
Gross

A Shares	1.45%

Investor Shares	1.60%

Institutional Shares	1.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Bond Fund

Fund goal

We pursue a strategy of broad diversification in order to benefit from investments in corporate and government fixed income securities. We only invest in investment-grade securities within the three highest ratings categories. The Fund maintains a dollar-weighted average maturity between three and 10 years.

For the 12-month period ended August 31, 2012, the Bond Fund A Shares (at NAV) posted a total return of 6.61%; the Institutional Shares posted a total return of 6.87%; and the Investor Shares returned 6.60%. The Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, showed a total return of 5.78%.

A low-rate environment and ongoing concerns about U.S. and European sovereign debt, high unemployment, and sluggish economic growth generally characterized the 12-month period. Against this backdrop, the Federal Reserve (the “Fed”) maintained its near-zero interest rate policy and committed to holding rates low through the foreseeable future. In addition, the Fed extended its “Operation Twist” program designed to put downward pressure on long-term rates while keeping short-term rates low.

The bond market generally wavered between “risk-on” and “risk-off “ sentiments during the year, depending on the latest U.S. economic data and news out of Europe. Nevertheless, all sectors of the taxable U.S. bond market posted positive returns for the period, with high- yield and investment-grade corporate bonds leading the way, benefiting primarily from investor demand for yield—and “risk-on” strategies generally prevailing. Overall, spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) tightened dramatically during the period.

After starting the fiscal year in a “risk-off “ mode, following the first-ever U.S. credit- rating downgrade in early-August 2011, market sentiment shifted in the fourth quarter of 2011, and risk returned to favor for the next several months. Improving economic data, combined with the European Central Bank’s (ECB’s) efforts to boost liquidity in the Euro-zone, contributed to the optimistic tone. But, renewed concerns about the European debt and banking crises and the potential contagion throughout the world, along with the frail health of the U.S. economy, prompted another flight to quality in the second quarter of 2012. This “risk-off “ phase helped trigger positive returns in the Treasury market. The “risk-on” sentiment returned, though, in the final months of the period, as expectations for additional stimulus from the ECB and another quantitative easing program from the Fed encouraged risk-taking.

Our security selection in the mortgage and Treasury sectors, combined with our duration (price sensitivity to interest rate changes) strategy, accounted for the bulk of the Fund’s outperformance relative to the benchmark. In particular, we kept the Fund’s duration neutral to long versus the benchmark, which contributed favorably to performance in the period’s falling-rate environment. Generally healthy demand for Treasuries throughout the fiscal year sent Treasury yields tumbling, which benefited our duration positioning.*

In terms of fixed-income holdings, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS). The combination of spread tightening and attractive yield levels led to solid performance for these securities. Additionally, during the final months of the period, it appeared the housing market was rebounding, which further helped MBS performance.*

However, our bias toward higher-quality securities detracted somewhat from relative performance, as riskier and lower-quality securities outperformed overall. In early 2012, we began reducing exposure to the investment- grade credit sector to lower the Fund’s overall risk profile. While this strategy helped during the second quarter of 2012, when mounting economic concerns in the U.S. and debt troubles in Europe triggered a flight to quality, it hurt performance in general. Despite this second-quarter risk aversion, corporate bonds outpaced other sectors for the entire 12-month period.*

As of August 31, 2012, the Fund’s average maturity was 6.60 years and 43% of the Fund’s assets was invested in mortgage securities, 34% was in U.S. Treasury securities, 14% was in corporate bonds, 4% was in agency securities, and 3% was in asset-backed securities.*

Looking ahead, we believe interest rates are likely to remain low in the environment of slow growth, Fed intervention, and overall economic uncertainty. Against this backdrop, we remain concerned about the current risk/reward relationship prevalent in the bond market. We prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher- yielding securities, including non-agency MBS.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Bond Fund

Index Description

The performance of the Bond Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index that covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. The index does not reflect the deduction of the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	6.61%	5.49%	4.96%

A Shares (with 3.75% load)[1]	2.62%	4.69%	4.56%

Investor Shares	6.60%	5.49%	4.95%

Institutional Shares[1]	6.87%	5.76%	5.12%

Barclays U.S. Aggregate Bond Index	5.78%	6.66%	5.48%

Lipper Intermediate Investment Grade Debt Funds Average[2]	6.97%	6.28%	5.15%

Expense Ratio
Gross

A Shares	1.37%

Investor Shares	1.52%

Institutional Shares	1.27%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Balanced Fund

Fund Goal

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multi-dimensional across asset classes (stocks, bonds and cash equivalents), style (growth and value), location (domestic and international stocks) and size (small-, mid- and large-capitalization stocks).

For the 12-month period ended August 31, 2012, the Balanced Fund A Shares (at NAV) posted a total return of 9.80%; the Institutional Shares posted a total return of 10.04%; and the Investor Shares returned 9.78%. The Fund’s benchmarks, the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index, returned 17.33% and 5.78%, respectively.

Despite a challenging economic backdrop and an ongoing “risk-on/risk-off” sentiment, stocks generally posted robust performance for the 12-month period. The fiscal year began on a sour note, as the fallout from the first-ever U.S. credit-rating downgrade, lackluster economic data, and Europe’s mounting sovereign debt crisis set the market’s tone. But, optimism ultimately prevailed throughout the next several months, and stocks rebounded sharply. Economic data suggested the climate was not as dire as previously feared, and the European Central Bank (ECB) took several steps to calm Europe’s debt crisis. Nevertheless, stocks hit another roadblock during the second calendar quarter of 2012. Investors worried about sluggish global economic growth and the expanding debt and banking crises in Europe, and stocks declined. Expectations for additional central bank stimulus in response to the slow-growth economy led to another rebound, though, and stocks ended the period on a positive note.

The “risk-on/risk-off” sentiment also prevailed in the bond market. All sectors of the taxable U.S. bond market posted positive returns for the period, with high-yield and investment-grade corporate bonds leading the way. In general, expectations for additional Federal Reserve (the “Fed”) intervention in the U.S. markets and ongoing stimulus measures from the ECB encouraged risk-taking, while the continued low-rate environment created demand for higher-yielding securities. Nevertheless, concerns about the European debt and banking crises and the health of the U.S. economy prompted occasional flights to quality, which helped trigger positive returns in the Treasury market. Overall, spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) tightened dramatically during the period.

We continued to emphasize equities, which represented approximately 53% of the Fund’s portfolio at the end of the 12-month period, compared with 55% a year earlier. Fixed-income securities represented approximately 40% of the portfolio, compared with 41% at the end of August 2011. The remainder of the Fund was invested in cash. The increase in the Fund’s cash allocation was primarily due to a reduction in the equity portfolio’s international stock exposure late in the period. International stocks had experienced attractive gains, and we sold some of the portfolio’s exposure to capture profits, while we await more attractive buying opportunities.*

Within the equity portfolio, we continued to invest in a variety of styles, including large- and mid-cap domestic stocks and developed and developing international markets—all of which posted solid returns for the 12-month period. At the end of August 2012, large-cap core stocks comprised the bulk of the equity portfolio. In addition, the portfolio had modest weightings in mid-cap core, large-cap value and large-cap growth stocks, along with smaller weightings in developed international and emerging-market stocks.*

Within the Fund’s fixed income portfolio, our duration (sensitivity to interest rate changes) strategy was key to performance. We kept the portfolio’s duration neutral to long versus the benchmark, which contributed favorably to performance in the period’s falling-rate environment. In general, healthy demand for Treasuries throughout the fiscal year sent yields tumbling, which benefited our duration strategy.*

In terms of fixed-income holdings, we continued to focus on high-credit-quality, yield-generating securities, primarily non-agency mortgage-backed securities (MBS).

The combination of spread tightening and attractive yield levels led to solid performance for these securities. In addition, during the final months of the period, it appeared the housing market was rebounding, which helped MBS performance. On the negative side, our bias toward higher-quality securities detracted somewhat from relative performance, as riskier and lower-quality securities outperformed.*

Looking ahead, economic and political uncertainty will likely promote stock market volatility, and we will maintain our diversified approach to the equity market, which we believe remains a prudent strategy in all market climates. We believe Interest rates are likely to remain low in the environment of slow growth, Fed intervention, and overall economic uncertainty. Against this backdrop, we remain concerned about the current risk/reward relationship prevalent in the bond market. We prefer to remain patient, limiting the Fund’s exposure to credit risk and maintaining our focus on high-quality, higher-yielding securities, including non-agency MBS.

*The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Balanced Fund

Index Description

The performance of the Balanced Fund is measured against the Russell 1000® Index and the Barclays U.S. Aggregate Bond Index. The Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The Barclays U.S. Aggregate Bond Index, an unmanaged index which covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	9.80%	2.90%	6.24%

A Shares (with 5.50% load)[1]	3.73%	1.75%	5.63%

Investor Shares	9.78%	2.90%	6.24%

Institutional Shares[1]	10.04%	3.14%	6.45%

Russell 1000® Index	17.33%	1.47%	6.86%

Barclays U.S. Aggregate Bond Index	5.78%	6.66%	5.48%

Lipper Mixed-Asset Target Allocation Moderate Funds Average[2]	8.73%	2.38%	5.94%

Expense Ratio
Gross

A Shares	1.52%

Investor Shares	1.67%

Institutional Shares	1.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill U.S. Large Cap Equity Fund

Fund Goal

The Fund seeks to provide long-term capital appreciation by investing in a diversified portfolio of large-cap domestic stocks with a profile similar to that of the Russell 1000® Index. We seek stocks that possess strong, sustainable earnings and revenue growth prospects, a defensible business model and limited exposure to cyclical earnings. The management team may also give consideration to practices that are designed to reduce taxable distributions to shareholders.

For the 12-month period ended August 31, 2012, the U.S. Large Cap Equity Fund A Shares (at NAV) posted a total return of 13.41%; the Institutional Shares posted a total return of 13.61%; and the Investor Shares returned 13.32%. The Fund’s benchmark, the Russell 1000® Index, posted a total return of 17.33%.

Despite a challenging economic backdrop and an ongoing “risk-on/risk-off” sentiment, stocks generally posted robust performance for the 12-month period. The fiscal year began on a sour note, though, as the fallout from the first-ever U.S. credit-rating downgrade, lackluster economic data, and Europe’s mounting sovereign debt crisis set the market’s tone. But, optimism quickly prevailed, and stocks rebounded sharply throughout the next several months. Economic data released in the final few months of 2011 and in early 2012 suggested the climate was not as dire as previously feared. In particular, the unemployment rate inched downward, and corporate profits remained solid. In addition, the European Central Bank (ECB) launched a bank liquidity program, which helped calm fears of a sovereign-debt-related meltdown in the Euro-zone. These factors were enough to fuel continued preferences for stocks and other “riskier” asset classes through the first calendar quarter of 2012.

Nevertheless, stocks hit another roadblock during the second calendar quarter of 2012. Renewed fears stemming from a downward revision to first-quarter 2012 U.S. GDP1 growth, declines in U.S. manufacturing, and signs of recession in Europe, combined with the expanding debt and banking crises in the Euro-zone, triggered a “risk-off” phase, and stocks declined. But, in early summer, expectations for additional central bank stimulus in response to the slow-growth economy led to another “risk-on” rebound. In addition, improvements in the housing market also helped stocks end the period on a positive note.

The Fund’s underperformance relative to the benchmark was largely due to the challenging equity market environment, in which correlations among stocks were exceptionally high compared with historical averages. Such a backdrop often creates headwinds for actively managed stock funds. In addition, the Fund lagged the benchmark during the stock market selloff in the second quarter of 2012, when “mega-cap” stocks significantly outperformed. During this period, we had an underweight position in most of the defensive sectors—consumer staples, utilities, health care—and during the “risk-off” months, those underweights detracted from relative performance.*

We continued to overweight the consumer discretionary and information technology sectors, which contributed favorably to Fund performance. We believe these sectors should continue to deliver attractive long-term results. In particular, we believe an improving housing market may help support more favorable consumer sentiment and spending trends. Also, we believe the general aging of the U.S. auto fleet bodes well for the consumer discretionary sector’s auto manufacturers and auto parts companies. Furthermore, we think the growth potential among select retailers with exposure to China remains strong. As China continues to develop and strengthen its economy, retailers of luxury and high-end goods are experiencing growing demand from its consumer class.*

In the information technology sector, we continue to focus on growing trends in consumer technology, including emerging forms of payments and the widespread use of mobile devices, particularly in the developing markets. We also favor industries poised to benefit from growing mobile data traffic.*

As we enter fiscal 2013, we expect economic growth to remain subdued in the wake of ongoing debt deleveraging, high unemployment, and political, regulatory and tax uncertainties. In addition, the recession in Europe, combined with the Euro-zone’s continuing efforts to resolve its sovereign debt crisis, will present headwinds. We will maintain our focus on companies offering stability and consistency in their business models and less economic sensitivity.

*	The composition of the Fund’s portfolio is subject to change.

[1]	The Gross Domestic Product (“GDP”) measures the market value of the goods and services produced by labor and property in the United States.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill U.S. Large Cap Equity Fund

Index Description

The U.S. Large Cap Equity Fund is measured against the Russell 1000® Index, an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the Russell 3000® Index. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	1 Year	5 Year	10 Year

A Shares (at NAV)[1]	13.41%	0.88%	6.86%

A Shares (with 5.50% load)[1]	7.18%	-0.26%	6.25%

Investor Shares	13.32%	0.86%	6.85%

Institutional Shares[1]	13.61%	1.13%	7.04%

Russell 1000® Index	17.33%	1.47%	6.86%

Lipper Large-Cap Core Funds Average[2]	15.07%	0.32%	5.78%

Expense Ratio
Gross

A Shares	1.44%

Investor Shares	1.59%

Institutional Shares	1.34%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

This performance reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 29, 2005 and May 2, 2011 for the Institutional Shares and A Shares, respectively. The A Shares began presenting performance linked to the Investor Class in September of 2011. Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information. Accordingly, had the Institutional and A Shares of the Fund been offered for periods prior to December 29, 2005 and May 2, 2011, respectively, the performance information would have been different as a result of lower annual operating expenses.

[2]

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective Lipper classification, adjusted for reinvestment of capital gains distributions and income dividends.

The Cavanal Hill Opportunistic Fund

Fund Goal

We pursue positive investment returns by opportunistically investing in equities, real estate investment trusts (REITs), master limited partnerships (MLPs), fixed income securities, preferred stocks, ETFs (exchange traded funds, which may include leveraged and inverse ETFs), options, commodities, and money market funds. The Fund’s management team will consider all asset classes and may invest in domestic as well as international securities. The team pursues investment opportunities with the most attractive risk/return profiles and a favorable margin of safety.

For the period from September 1, 2011, the Opportunistic Fund’s inception date, through August 31, 2012, the Fund’s Institutional Shares posted a total return of 13.86%, while the Investor Shares returned 13.65%. This compares with the -3.21% return for the HFR X Equity Hedge Index. The broad-based equity market, as represented by the S&P 500 Index, gained 18.00% for the same period. The performance variance between the Fund and the two indices was due to our active management of stock market exposure and to active stock selection. For example, during the period, the Fund’s net long exposure to equities varied from 40% to 100%. Conversely, the more volatile S&P 500 Index is always fully invested in equities. When compared with the HFR X Equity Hedge Index, the Fund tactically modulated its equity exposure at opportune times and benefited from active stock selection to outperform this Index.

We believe attractive investment opportunities often arise from circumstances in which Wall Street research is either inadequate or non-existent. We rely on our own thorough, in-depth, bottom-up research and evaluation process to determine whether these securities offer attractive investment opportunities. We also implement a proprietary system of market indicators to determine how much risk is appropriate and which asset classes offer the best risk/return opportunities.

Our investment opportunities generally fit into one of four categories:

•	Fallen Angels: These are companies in attractive niches with durable balance sheets but have suffered short-term underperformance.

•	Special Situations: These represent investment opportunities overlooked or under-appreciated by the market as a whole.

•	Momentum Opportunities: We find these opportunities among investments with strong business tailwinds, which we believe will contribute to near-term performance.

•	Stable Growth: These are investments with proven track records and strong roadmaps of stable, reliable earnings growth.

While we do not short individual stocks, we use ETFs and derivatives to hedge the Fund’s long positions. We track and modulate the Fund’s stock market exposure on a daily basis, based on technical, economic, and market factors. We measure our stock market exposure as being our investment in equities and equity-like instruments less the effect of hedging instruments, such as inverse ETFs or other instruments that reduce the sensitivity of fund asset values to changes in the value of equities.*

Through this modulation, we attempt to minimize the influence of declining market corrections on the portfolio. Over the course of the fiscal year, based on our methodology of measuring exposure to the market, we had periods when our exposure to equity markets was more than 90%. Additionally, we reduced our exposure, at various points during the year, to less than 40%. It is our view that our ability to modulate our net exposure to equity markets helps to mitigate losses in a declining market.*

As we enter fiscal 2013, we expect economic growth to remain subdued in the wake of ongoing debt deleveraging, high unemployment, and political, regulatory and tax uncertainties. In addition, the recession in Europe, combined with the Euro-zone’s efforts to resolve its sovereign debt crisis, will present headwinds. We will continue to focus on asset classes offering attractive risk/reward characteristics. We are vigilantly monitoring market conditions, and we will not hesitate to reduce our net exposure to equities should our outlook deteriorate.

* The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

The Cavanal Hill Opportunistic Fund

Index Description

Hedge Fund Research, Inc. (HFR) utilizes a UCITSIII compliant methodology to construct the HFRX Hedge Fund Indices. The methodology is based on defined and predetermined rules and objective criteria to select and rebalance components to maximize representation of the Hedge Fund Universe. HFRX Indices utilize state-of-the-art quantitative techniques and analysis; multi-level screening, cluster analysis, Monte-Carlo simulations and optimization techniques ensure that each Index is a pure representation of its corresponding investment focus. The S&P 500 Index is regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also an ideal proxy for the total market. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Investments in the Fund are subject to the risks related to direct investments in real estate, such as real estate risk, regulatory risk, concentration risk, and diversification risk.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential. International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

International investing involves increased risk and volatility.

Value of a $10,000 Investment

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of distributions and capital gains.

Average Annual Total Return
For the periods ended 8/31/12	Since Inception (9/1/2011)

A Shares (at NAV)[1]	13.65%

A Shares (with 5.50% load)[1]	7.42%

Investor Shares[1]	13.65%

Institutional Shares[1]	13.86%

HFRX Equity Hedge Index	-3.21%

S&P 500 Index	18.00%

Expense Ratio
Gross

A Shares	2.99%

Investor Shares	3.14%

Institutional Shares	2.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

Investment performance for the Fund’s classes reflects fee waivers that have been in effect during the applicable periods. Without such waivers, the performance would have been lower. Currently, contractual fee waivers are in effect through December 31, 2012.

The above expense ratios are from the Funds’ prospectus dated December 31, 2011. Additional information pertaining to the Funds’ expense ratios for the year ended August 31, 2012 can be found in the Financial Highlights.

[1]

Unlike Institutional Shares, Investor Shares and A Shares bear a 12b-1 fee of 0.25%. Investor Shares and Institutional Shares are subject to a Shareholder Servicing Fee of 0.25%, whereas the Shareholder Servicing Fee for A Shares is 0.10%. As indicated in the table, A Shares are also subject to a sales charge (Load). Each of these differences is reflected in the performance information.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities
August 31, 2012

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Assets:
Investments, at cost	$432,533,643	$440,052,963	$436,691,488
Investments, at value	432,533,643	440,052,963	436,691,488
Repurchase agreements, at value/cost	543,959,996	497,917,622	—
Total Investments	976,493,639	937,970,585	436,691,488
Cash	137,500	—	50
Interest and dividends receivable	635,359	29,972	92,811
Receivable from fees waived or reimbursed	—	138,573	4,173
Prepaid expenses and other assets	24,359	21,337	9,218
Total Assets	977,290,857	938,160,467	436,797,740

Liabilities:
Distributions payable	8,456	7,550	6,950
Payable for investments purchased	—	10,000,000	—
Accrued expenses and other payables:
Investment advisory fees	3,734	17,863	18,521
Administration fees	27,959	38,677	7,535
Custodian fees	8,436	7,735	3,767
Trustee fees	5,763	4,473	2,039
Fund accounting, transfer agent and compliance fees	17,677	13,679	5,834
Other accrued liabilities	84,594	64,429	27,202
Total Liabilities	156,619	10,154,406	71,848
Net Assets	$977,134,238	$928,006,061	$436,725,892

Composition of Net Assets:
Shares of beneficial interest, at par	$9,771	$9,288	$4,367
Paid-in capital	977,127,504	928,776,278	436,720,114
Accumulated net investment income/(distributions in excess of net investment income)	(739)	(461)	1,076
Accumulated net realized gain/(loss) from investment transactions	(2,298)	(779,044)	335
Net Assets	$977,134,238	$928,006,061	$436,725,892

Net Assets:
Administrative Shares	$788,180,372	$466,989,820	$9,440,558
Service Shares	40,532,544	—	—
Institutional Shares	148,421,322	461,016,241	10,842,834
Select Shares	—	—	416,442,500
Total	$977,134,238	$928,006,061	$436,725,892

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Administrative Shares	788,090,318	467,354,507	9,436,353
Service Shares	40,553,279	—	—
Institutional Shares	148,492,693	461,424,352	10,847,649
Select Shares	—	—	416,440,981
Total	977,136,290	928,778,859	436,724,983

Net asset value, offering price & redemption price per share:
Administrative Shares	$1.00	$1.00	$1.00
Service Shares	$1.00	$—	$—
Institutional Shares	$1.00	$1.00	$1.00
Select Shares	$—	$—	$1.00

See notes to financial statements.

 CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Continued
August 31, 2012

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Assets:
Investments, at cost	$35,580,364	$119,407,703	$27,044,509	$49,880,569
Investments, at value	39,005,876	114,267,770	22,472,642	47,582,453
Investments in affiliates, at value/cost	4,817,826	6,868,400	718,011	967,343
Total Investments	43,823,702	121,136,170	23,190,653	48,549,796
Cash	—	4,687	10,625	1,856
Interest and dividends receivable	339,847	539,146	108,847	248,887
Receivable for capital shares issued	—	142,210	979	70
Prepaid expenses and other assets	11,622	11,749	9,177	8,974
Total Assets	44,175,171	121,833,962	23,320,281	48,809,583

Liabilities:
Distributions payable	89,948	124,526	29,713	75,189
Payable for capital shares redeemed	270	42,545	1,780	173,352
Accrued expenses and other payables:
Investment advisory fees	7,479	14,941	3,894	8,219
Administration fees	3,739	9,961	1,947	4,110
Distribution fees	538	8,747	2,555	2,580
Custodian fees	374	996	195	411
Trustee fees	211	529	106	224
Fund accounting, transfer agent and compliance fees	582	1,441	299	625
Shareholder servicing fees	19	342	133	4
Other accrued liabilities	2,989	7,752	1,660	3,170
Total Liabilities	106,149	211,780	42,282	267,884
Net Assets	$44,069,022	$121,622,182	$23,277,999	$48,541,699

Composition of Net Assets:
Shares of beneficial interest, at par	$38	$128	$23	$51
Paid-in capital	40,646,951	147,983,756	35,034,761	51,484,937
Accumulated net investment income/(distributions in excess of net investment income)	(23,406)	22,775	31,414	(40,382)
Accumulated net realized gain/(loss) from investment transactions	19,927	(21,244,544)	(7,216,332)	(604,791)
Net unrealized appreciation (depreciation) on investments	3,425,512	(5,139,933)	(4,571,867)	(2,298,116)
Net Assets	$44,069,022	$121,622,182	$23,277,999	$48,541,699

Net Assets:
Investor Shares	$2,502,512	$41,538,549	$12,131,187	$12,283,029
Institutional Shares	41,528,921	80,073,152	11,136,009	36,247,656
A Shares	37,589	10,481	10,803	11,014
Total	$44,069,022	$121,622,182	$23,277,999	$48,541,699

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized) Investor Shares	214,499	4,357,823	1,221,036	1,290,595
Institutional Shares	3,555,317	8,403,958	1,119,697	3,810,012
A Shares	3,220	1,099	1,087	1,157
Total	3,773,036	12,762,880	2,341,820	5,101,764

Net asset value, offering price & redemption price per share(a):
Investor Shares	$11.67	$9.53	$9.94	$9.52
Institutional Shares	$11.68	$9.53	$9.95	$9.51
A Shares	$11.67	$9.53	$9.94	$9.52

Maximum Sales Charge:
A Shares	3.75%	2.50%	3.75%	3.75%

Maximum Offering Price (net asset value /(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
A Shares	$12.13	$9.77	$10.33	$9.89

(a)	Per-share amounts may not recalculate due to rounding of net assets and shares outstanding.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Assets and Liabilities, Concluded
August 31, 2012

	Balanced Fund	U.S. Large Cap Equity Fund	Opportunistic Fund
Assets:
Investments, at cost	$53,958,745	$24,438,789	$1,198,035
Investments, at value	60,121,185	29,229,700	1,218,114
Investments in affiliates, at value/cost	4,392,963	404,150	107,869
Total Investments	64,514,148	29,633,850	1,325,983
Cash	12,849	15	—
Interest and dividends receivable	200,959	34,087	409
Receivable for capital shares issued	6,918	16,892	2,362
Receivable for investments sold	—	—	2,513
Receivable from fees waived or reimbursed	—	—	377
Prepaid expenses and other assets	10,700	9,998	15,729
Total Assets	64,745,574	29,694,842	1,347,373

Liabilities:
Payable for investments purchased	54,166	223,306	64,223
Payable for capital shares redeemed	—	673	—
Accrued expenses and other payables:
Investment advisory fees	19,075	10,164	—
Administration fees	5,450	2,541	107
Distribution fees	2,877	338	142
Custodian fees	545	254	11
Trustee fees	308	154	7
Fund accounting, transfer agent and compliance fees	868	441	14
Shareholder servicing fees	—	2	—
Other accrued liabilities	4,448	2,368	131
Total Liabilities	87,737	240,241	64,635
Net Assets	$64,657,837	$29,454,601	$1,282,738

Composition of Net Assets:
Shares of beneficial interest, at par	$50	$25	$1
Paid-in capital	57,687,647	24,708,917	1,231,337
Accumulated net investment income/(distributions in excess of net investment income)	274,227	50,419	—
Accumulated net realized gain/(loss) from investment transactions	533,473	(95,671)	31,321
Net unrealized appreciation on investments	6,162,440	4,790,911	20,079
Net Assets	$64,657,837	$29,454,601	$1,282,738

Net Assets:
Investor Shares	$13,687,239	$1,602,202	$363,417
Institutional Shares	50,960,174	27,842,334	600,410
A Shares	10,424	10,065	318,911
Total	$64,657,837	$29,454,601	$1,282,738

Shares Outstanding:
($0.00001 par value per share, unlimited number of shares authorized)
Investor Shares	1,065,700	135,741	32,275
Institutional Shares	3,958,084	2,347,825	53,205
A Shares	812	852	28,331
Total	5,024,596	2,484,418	113,811

Net asset value, offering price & redemption price per share(a):
Investor Shares	$12.84	$11.80	$11.26
Institutional Shares	$12.87	$11.86	$11.28
A Shares	$12.83	$11.81	$11.26

Maximum Sales Charge:
A Shares	5.50%	5.50%	5.50%

Maximum Offering Price (net asset value /(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
A Shares	$13.58	$12.50	$11.92

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations
Year Ended August 31, 2012

	U.S. Treasury Fund	Cash Management Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$1,123,479	$1,107,610	$692,549
Dividend income	—	—	4,272
Total income	1,123,479	1,107,610	696,821

Expenses:
Investment advisory fees	1,808,830	1,325,498	577,263
Administration fees	1,447,061	1,060,396	461,809
Distribution fees - Administrative Shares	2,479,888	1,152,670	29,701
Distribution fees - Service Shares	98,869	6,702	16
Shareholder servicing fees - Administrative Shares	2,479,888	1,152,670	29,701
Shareholder servicing fees - Service Shares	98,869	6,702	16
Shareholder servicing fees -Institutional Shares	435,935	1,049,774	41,070
Shareholder servicing fees - Select Shares	—	—	891,311
Fund accounting, transfer agent and compliance fees	506,477	369,455	168,934
Custodian fees	120,585	88,363	38,483
Trustee fees	63,834	40,911	16,251
Professional fees	183,552	124,299	50,428
Printing fees	37,955	29,112	10,655
Registration fees	35,806	26,895	10,276
Other expenses	143,641	113,246	44,020

Total expenses before fee and expense reductions	9,941,190	6,546,693	2,369,934

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(1,898,981)	(1,283,528)	(421,373)
Administration fees waived	(1,329,776)	(840,344)	(394,997)
Custodian voluntarily fees waived	(65,298)	(23,436)	(3,102)
Distribution fees contractually waived - Administrative Shares	(2,479,888)	(1,152,670)	(26,548)
Distribution fees contractually waived - Service Shares	(98,869)	(6,702)	(15)
Shareholder servicing fees waived - Administrative Shares	(2,479,888)	(1,152,670)	(29,701)
Shareholder servicing fees waived - Service Shares	(98,869)	(6,702)	(15)
Shareholder servicing fees waived - Institutional Shares	(435,935)	(1,049,774)	(38,048)
Shareholder servicing fees contractually waived - Select Shares	—	—	(891,311)
Net expenses	1,053,686	1,030,867	564,824
Net investment income	69,793	76,743	131,997

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	(1,214)	(1,633)	1,399
Change in net assets resulting from operations	$68,579	$75,110	$133,396

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Continued
Year Ended August 31, 2012

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$1,353,065	$2,546,005	$817,211	$1,724,416
Dividend income from affiliates	1,784	571	51	134
Total income	1,354,849	2,546,576	817,262	1,724,550

Expenses:
Investment advisory fees	232,895	544,870	129,610	250,672
Administration fees	84,690	198,136	47,131	91,154
Distribution fees - Investor Shares	6,864	72,981	32,813	27,587
Distribution fees - A Shares	40	26	26	26
Shareholder servicing fees - Investor Shares	6,864	72,981	32,813	27,587
Shareholder servicing fees - Institutional Shares	98,956	174,661	26,075	86,329
Shareholder servicing fees - A Shares	16	11	11	11
Fund accounting, transfer agent and compliance fees	30,263	103,750	46,109	54,085
Custodian fees	4,234	9,906	2,356	4,558
Trustee fees	2,145	5,040	1,228	2,306
Professional fees	6,488	15,844	3,655	7,065
Printing fees	2,502	6,092	2,257	2,723
Registration fees	18,941	21,483	18,856	19,349
Other expenses	5,599	10,322	3,852	5,650
Total expenses before fee and expense reductions	500,497	1,236,103	346,792	579,102

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(148,205)	(396,270)	(82,479)	(159,518)
Administration fees waived	(42,344)	(99,066)	(23,565)	(45,576)
Shareholder servicing fees waived - Investor Shares	(6,494)	(68,444)	(30,492)	(27,501)
Shareholder servicing fees waived - Institutional Shares	(98,956)	(174,661)	(26,075)	(86,329)
Shareholder servicing fees waived - A Shares	(16)	(11)	(11)	(11)
Net expenses	204,482	497,651	184,170	260,167
Net investment income	1,150,367	2,048,925	633,092	1,464,383

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) from investment transactions	1,536	(2,216,148)	(1,738,063)	(392,094)
Change in unrealized appreciation/depreciation on investments	1,243,406	4,073,462	2,477,787	1,966,890
Net realized/unrealized gains on investments	1,244,942	1,857,314	739,724	1,574,796
Change in net assets resulting from operations	$2,395,309	$3,906,239	$1,372,816	$3,039,179

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Operations, Concluded
Year Ended August 31, 2012

	Balanced Fund	U.S. Large Cap Equity Fund	Opportunistic Fund
Investment Income:
Interest income	$1,138,839	$—	$—
Dividend income	834,872	529,218	9,464
Dividend income from affiliates	250	68	5
Foreign tax withholding	(4,699)	(768)	(62)
Total income	1,969,262	528,518	9,407

Expenses:
Investment advisory fees	464,661	224,548	11,790
Administration fees	125,585	65,087	1,048
Distribution fees - Investor Shares	39,896	4,967	209
Distribution fees - A Shares	25	24	449
Shareholder servicing fees - Investor Shares	39,896	4,967	209
Shareholder servicing fees - Institutional Shares	117,059	76,368	652
Shareholder servicing fees - A Shares	11	10	179
Fund accounting, transfer agent and compliance fees	59,407	17,980	4,607
Custodian fees	6,279	3,254	52
Trustee fees	3,210	1,741	25
Professional fees	9,720	5,130	111
Printing fees	3,232	2,265	1,480
Registration fees	20,142	19,129	4,146
Other expenses	7,550	4,923	2,263
Total expenses before fee and expense reductions	896,673	430,393	27,220

Investment advisory fees waived/expenses reimbursed by Investment Adviser	(244,888)	(94,376)	(11,079)
Administration fees waived	(62,791)	(32,543)	(524)
Shareholder servicing fees waived - Investor Shares	(39,852)	(4,925)	(209)
Shareholder servicing fees waived - Institutional Shares	(117,059)	(76,368)	(652)
Shareholder servicing fees waived - A Shares	(11)	(10)	(179)
Net expenses	432,072	222,171	14,577
Net investment income/(loss)	1,537,190	306,347	(5,170)

Realized/Unrealized Gains/(Losses) on Investments:
Net realized gains from investment transactions	1,505,629	803,963	38,869
Change in unrealized appreciation/depreciation on investments	2,947,717	2,699,513	20,079
Net realized/unrealized gains on investments	4,453,346	3,503,476	58,948
Change in net assets resulting from operations	$5,990,536	$3,809,823	$53,778

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011	Year Ended August 31, 2012	Year Ended August 31, 2011

From Investment Activities:
Operations:
Net investment income	$69,793	$86,449	$76,743	$117,884	$131,997	$460,465
Net realized gains/(losses) from investment transactions	(1,214)	(233)	(1,633)	5,402	1,399	2,947
Change in net assets resulting from operations	68,579	86,216	75,110	123,286	133,396	463,412
Distributions to Shareholders:
From net investment income:
Administrative Shares	(57,655)	(65,590)	(40,228)	(43,687)	(1,174)	(1,143)
Service Shares	(2,131)	(2,900)	(192)	(1,042)	—	—
Institutional Shares	(10,091)	(17,958)	(36,318)	(73,162)	(1,826)	(7,849)
Select Shares	—	—	—	—	(116,965)	(299,145)
From net realized gains:
Administrative Shares	—	(21,294)	—	—	(33)	(410)
Service Shares	—	(969)	—	—	—	—
Institutional Shares	—	(5,140)	—	—	(108)	(626)
Select	—	—	—	—	(1,518)	(9,083)
Change in net assets from shareholder distributions	(69,877)	(113,851)	(76,738)	(117,891)	(121,624)	(318,256)
Change in net assets from capital transactions	(60,441,781)	269,741,132	57,667,367	(50,297,268)	85,414,643	(69,918,464)
Change in net assets	(60,443,079)	269,713,497	57,665,739	(50,291,873)	85,426,415	(69,773,308)
Net Assets:
Beginning of year	1,037,577,317	767,863,820	870,340,322	920,632,195	351,299,477	421,072,785
End of year	$977,134,238	$1,037,577,317	$928,006,061	$870,340,322	$436,725,892	$351,299,477
Accumulated net investment income/ (distribution in excess of net investment income)	$(739)	$(655)	$(461)	$(466)	$1,076	$(12,031)

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	U.S. Treasury Fund		Cash Management Fund		Tax-Free Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011

Share Transactions:*
Administrative Shares
Issued	1,139,295,045	1,310,411,454	1,166,856,160	1,009,534,887	60,494,288	90,990,493
Reinvested	34	79	826	1,010	—	—
Redeemed	(1,176,501,275)	(1,011,945,522)	(1,136,850,836)	(1,034,968,410)	(57,356,978)	(101,756,491)
Change in Administrative Shares	(37,206,196)	298,466,011	30,006,150	(25,432,513)	3,137,310	(10,765,998)
Service Shares
Issued	108,356,830	57,305,777	1,321,759	2,870,877	9,243	—
Reinvested	97	—	—	—	—	—
Redeemed	(101,116,469)	(64,397,515)	(10,413,333)	(5,663,433)	(10,298)	—
Change in Service Shares	7,240,458	(7,091,738)	(9,091,574)	(2,792,556)	(1,055)	—
Institutional Shares
Issued	179,060,015	243,615,273	754,800,706	705,954,851	117,094,689	188,621,858
Reinvested	16	652	1,255	2,641	—	—
Redeemed	(209,536,074)	(265,249,067)	(718,049,170)	(728,029,691)	(125,986,788)	(208,465,159)
Change in Institutional Shares	(30,476,043)	(21,633,142)	36,752,791	(22,072,199)	(8,892,099)	(19,843,301)
Select Shares
Issued	—	—	—	—	515,818,614	308,447,897
Redeemed	—	—	—	—	(424,648,127)	(347,757,062)
Change in Select Shares	—	—	—	—	91,170,487	(39,309,165)
Change in shares:	(60,441,781)	269,741,131	57,667,367	(50,297,268)	85,414,643	(69,918,464)

*	Share transactions are at net asset value of $1.00 per share.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011
From Investment Activities:
Operations:
Net investment income	$1,150,367	$1,222,725	$2,048,925	$2,319,788	$633,092	$1,033,190
Net realized gains/(losses) from investment transactions	1,536	218,561	(2,216,148)	57,820	(1,738,063)	122,138
Change in unrealized appreciation/depreciation on investments	1,243,406	(703,935)	4,073,462	1,235,985	2,477,787	434,531
Change in net assets resulting from operations	2,395,309	737,351	3,906,239	3,613,593	1,372,816	1,589,859
Distributions to Shareholders:
From net investment income:
Investor Shares	(67,565)	(141,788)	(706,140)	(746,382)	(433,237)	(479,226)
Institutional Shares	(1,076,799)	(1,080,249)	(1,887,679)	(1,648,138)	(372,522)	(405,438)
A Shares	(403)	(99)	(252)	(83)	(343)	(116)
From net realized gains:
Investor Shares	(15,345)	(1,969)	—	—	—	—
Institutional Shares	(204,586)	(11,214)	—	—	—	—
A Shares	(57)	—	—	—	—	—
Change in net assets from shareholder distributions	(1,364,755)	(1,235,319)	(2,594,071)	(2,394,603)	(806,102)	(884,780)
Change in net assets from capital transactions	2,667,224	3,135,011	26,049,045	21,388,593	(834,955)	1,122,277
Change in net assets	3,697,778	2,637,043	27,361,213	22,607,583	(268,241)	1,827,356
Net Assets:
Beginning of year	40,371,244	37,734,201	94,260,969	71,653,386	23,546,240	21,718,884
End of year	$44,069,022	$40,371,244	$121,622,182	$94,260,969	$23,277,999	$23,546,240
Accumulated net investment income/ (distributions in excess of net investment income)	$(23,406)	$(23,407)	$22,775	$62,488	$31,414	$59,673

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund		Intermediate Bond Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011

Capital Transactions:
Investor Shares
Proceeds from shares issued	$70,690	$3,356,573	$29,456,428	$11,084,674	$2,916,317	$5,089,524
Dividends reinvested	58,920	109,248	618,393	598,394	418,937	461,106
Cost of shares redeemed	(592,660)	(3,725,844)	(16,092,311)	(10,694,185)	(4,676,377)	(5,338,361)
Change in net assets from Investor Shares	(463,050)	(260,023)	13,982,510	988,883	(1,341,123)	212,269
Institutional Shares
Proceeds from shares issued	10,715,160	15,770,351	23,162,792	26,425,226	1,805,322	2,502,814
Dividends reinvested	177,908	68,087	469,539	382,742	51,957	41,441
Cost of shares redeemed	(7,789,546)	(12,453,503)	(11,566,048)	(6,418,341)	(1,351,454)	(1,644,363)
Change in net assets from Institutional Shares	3,103,522	3,384,935	12,066,283	20,389,627	505,825	899,892
A Shares
Proceeds from shares issued	26,292	10,000	—	10,000	—	10,000
Dividends reinvested	460	99	252	83	343	116
Change in net assets from A Shares	26,752	10,099	252	10,083	343	10,116
Change in net assets from capital transactions:	$2,667,224	$3,135,011	$26,049,045	$21,388,593	$(834,955)	$1,122,277
Share Transactions:
Investor Shares
Issued	6,122	294,478	3,103,792	1,182,950	302,054	529,474
Reinvested	5,108	9,889	65,550	63,762	43,227	48,276
Redeemed	(51,292)	(332,866)	(1,692,305)	(1,142,166)	(483,062)	(560,465)
Change in Investor Shares	(40,062)	(28,499)	1,477,037	104,546	(137,781)	17,285
Institutional Shares
Issued	927,279	1,403,972	2,455,092	2,816,412	185,392	260,562
Reinvested	15,454	6,147	49,821	40,770	5,353	4,331
Redeemed	(675,216)	(1,122,864)	(1,227,940)	(685,383)	(140,108)	(172,812)
Change in Institutional Shares	267,517	287,255	1,276,973	2,171,799	50,637	92,081
A Shares
Issued	2,268	903	—	1,064	—	1,039
Reinvested	40	9	26	9	35	12
Change in A Shares	2,308	912	26	1,073	35	1,051
Change in shares:	229,763	259,668	2,754,036	2,277,418	(87,109)	110,417

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011

From Investment Activities:
Operations:
Net investment income	$1,464,383	$1,610,169	$1,537,190	$1,564,385	$306,347	$228,526
Net realized gains/ (losses) from investment	(392,094)	310,081	1,505,629	4,207,777	803,963	1,463,790
Change in unrealized appreciation/ depreciation on investments	1,966,890	859,714	2,947,717	1,650,017	2,699,513	1,595,316
Change in net assets resulting from operations	3,039,179	2,779,964	5,990,536	7,422,179	3,809,823	3,287,632
Distributions to Shareholders:
From net investment income:
Investor Shares	(380,997)	(344,375)	(353,642)	(417,241)	(15,376)	(10,457)
Institutional Shares	(1,278,404)	(1,126,296)	(1,159,850)	(1,158,679)	(289,383)	(290,785)
A Shares	(368)	(119)	(222)	(61)	(70)	(10)
From net realized gains:
Investor Shares	(18,375)	—	—	—	—	—
Institutional Shares	(55,682)	—	—	—	—	—
A Shares	(18)	—	—	—	—	—
Change in net assets from shareholder distributions	(1,733,844)	(1,470,790)	(1,513,714)	(1,575,981)	(304,829)	(301,252)
Change in net assets from capital transactions	5,838,493	6,887,350	(1,392,649)	(2,290,472)	(11,671,858)	3,620,147
Change in net assets	7,143,828	8,196,524	3,084,173	3,555,726	(8,166,864)	6,606,527
Net Assets:
Beginning of year	41,397,871	33,201,347	61,573,664	58,017,938	37,621,465	31,014,938
End of year	$48,541,699	$41,397,871	$64,657,837	$61,573,664	$29,454,601	$37,621,465
Accumulated net investment income/ (distributions in excess of net investment income)	$(40,382)	$55,274	$274,227	$277,781	$50,419	$48,844

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

	Bond Fund		Balanced Fund		U.S. Large Cap Equity Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,	August 31,
	2012	2011	2012	2011	2012	2011

Capital Transactions:
Investor Shares
Proceeds from shares issued	$3,607,509	$4,708,702	$2,460,605	$2,321,910	$124,252	$428,370
Dividends reinvested	396,949	341,923	353,642	417,235	15,367	10,457
Cost of shares redeemed	(2,633,119)	(3,088,290)	(6,634,570)	(4,468,773)	(712,886)	(246,695)
Change in net assets from Investor Shares	1,371,339	1,962,335	(3,820,323)	(1,729,628)	(573,267)	192,132
Institutional Shares
Proceeds from shares issued	8,516,262	9,294,194	4,070,947	695,092	3,327,653	8,975,552
Dividends reinvested	461,056	329,403	1,158,893	1,156,860	41,510	38,063
Cost of shares redeemed	(4,510,550)	(4,708,701)	(2,802,388)	(2,422,857)	(14,467,837)	(5,595,610)
Change in net assets from Institutional Shares	4,466,768	4,914,896	2,427,452	(570,905)	(11,098,674)	3,418,005
A Shares
Proceeds from shares issued	—	10,000	—	10,000	13	10,000
Dividends reinvested	386	119	222	61	70	10
Change in net assets from A Shares	386	10,119	222	10,061	83	10,010
Change in net assets from capital transactions:	$5,838,493	$6,887,350	$(1,392,649)	$(2,290,472)	$(11,671,858)	$3,620,147

Share Transactions:
Investor Shares
Issued	385,867	518,687	198,901	193,595	10,862	38,184
Reinvested	42,465	37,719	28,783	34,815	1,371	967
Redeemed	(282,028)	(340,940)	(537,628)	(366,757)	(63,073)	(22,639)
Change in Investor Shares	146,304	215,466	(309,944)	(138,347)	(50,840)	16,512
Institutional Shares
Issued	915,476	1,027,517	328,063	56,635	290,865	794,178
Reinvested	49,377	36,344	94,053	96,244	3,715	3,458
Redeemed	(482,954)	(516,110)	(226,911)	(199,157)	(1,330,484)	(505,863)
Change in Institutional Shares	481,899	547,751	195,205	(46,278)	(1,035,904)	291,773
A Shares
Issued	—	1,102	—	789	—	845
Reinvested	41	13	18	5	6	1
Change in A Shares	41	1,115	18	794	6	846
Change in shares:	628,244	764,332	(114,721)	(183,831)	(1,086,738)	309,131

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Continued

Opportunistic Fund
Year Ended
August 31,
2012*

From Investment Activities:
Operations:
Net investment loss	$(5,170)
Net realized gains from investment transactions	38,869
Change in unrealized appreciation/depreciation on investments	20,079
Change in net assets resulting from operations	53,778
Distributions to Shareholders:
From net realized gains:
Investor Shares	(94)
Institutional Shares	(1,219)
A Shares	(1,143)
Change in net assets from shareholder distributions	(2,456)
Change in net assets from capital transactions	1,231,416
Change in net assets	1,282,738
Net Assets:
Beginning of year	—
End of year	$1,282,738
Accumulated net investment income	$—

*	Commencement of operations September 1, 2011.

See notes to financial statements.

CAVANAL HILL FUNDS

Statements of Changes in Net Assets, Concluded

Opportunistic Fund
Year Ended
August 31,
2012*

Capital Transactions:
Investor Shares
Proceeds from shares issued	$363,945
Dividends reinvested	94
Cost of shares redeemed	(1,090)
Change in net assets from Investor Shares	362,949
Institutional Shares
Proceeds from shares issued	567,227
Dividends reinvested	1,031
Change in net assets from Institutional Shares	568,258
A Shares
Proceeds from shares issued	303,463
Dividends reinvested	1,025
Cost of shares redeemed	(4,279)
Change in net assets from A Shares	300,209
Change in net assets from capital transactions:	$1,231,416
Share Transactions:
Investor Shares
Issued	32,363
Reinvested	9
Redeemed	(97)
Change in Investor Shares	32,275
Institutional Shares
Issued	53,102
Reinvested	103
Change in Institutional Shares	53,205
A Shares
Issued	28,605
Reinvested	102
Redeemed	(376)
Change in A Shares	28,331
Change in shares:	113,811

*	Commencement of operations September 1, 2011.

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Treasury Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Amortized Cost

FDIC Guaranteed Obligations (1.1%)
Financial Services (1.1%)
$11,416,000	Citigroup Funding, Inc., 2.25%, 12/10/12(a)	$11,479,693

Total FDIC Guaranteed Obligations		11,479,693

U.S. Treasury Obligations (43.1%)
U.S. Treasury Bills
100,000,000	0.05%, 9/13/12(b)	99,998,333
50,000,000	0.07%, 9/6/12(b)	49,999,497
50,000,000	0.14%, 10/25/12(b)	49,989,875
		199,987,705

U.S. Treasury Notes
40,000,000	0.38%, 10/31/12	40,014,776
20,000,000	1.00%, 7/15/13	20,137,853
40,000,000	1.13%, 12/15/12	40,111,815
60,000,000	1.38%, 2/15/13	60,330,716
30,000,000	1.38%, 3/15/13	30,187,349
10,000,000	2.75%, 2/28/13	10,126,745
20,000,000	3.38%, 11/30/12	20,156,991
		221,066,245
Total U.S. Treasury Obligations		421,053,950

Repurchase Agreements (55.7%)
185,000,000	Deutsche Bank Securities, Inc., 0.19%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $185,003,906, collateralized by U.S. Treasury Notes, (2.00%), (2/15/22), fair value $188,700,078)	185,000,000
100,000,000	Goldman Sachs & Co., 0.10%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $100,001,111, collateralized by U.S. Treasury Obligations, (0.50% - 9.13%), (9/30/13 - 5/15/18), fair value $102,000,055)	100,000,000

Principal Amount	Security Description	Amortized Cost

Repurchase Agreements, continued:
$80,000,000	JPMorgan Securities LLC, 0.15%, 9/4/12, (Purchased on 8/27/12, proceeds at maturity $80,002,667, collateralized by U.S. Treasury Notes, (0.25%), (8/31/14), fair value $81,601,943)	$80,000,000
18,959,996	JPMorgan Securities LLC, 0.17%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $18,960,354, collateralized by U.S. Treasury Notes, (0.25%), (8/31/14), fair value $19,341,905)	18,959,996
160,000,000	RBC Capital Markets LLC, 0.14%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $160,002,489, collateralized by U.S. Treasury Notes, (0.88% - 1.50%), (4/30/17 - 3/31/19), fair value $163,200,015)	160,000,000
Total Repurchase Agreements		543,959,996

Total Investments (Cost $976,493,639)(c)—99.9%		976,493,639
Other assets in excess of liabilities — 0.1%		640,599
Net Assets — 100.0%		$977,134,238

(a)
This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States Government. The details of the FDIC guarantee are provided in the FDIC’s regulations, 12 CFR Part 370, and at the FDIC’s website, www.fdic.gov/tlgp. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

(b)	Rate represents the effective yield at purchase.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

CAVANAL HILL FUNDS
Cash Management Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Amortized Cost

Commercial Paper (24.8%)
Beverages (2.7%)
$15,000,000	The Coca-Cola Co., 0.23%, 10/2/12(a)(b)	$14,997,029
10,000,000	The Coca-Cola Co., 0.26%, 1/4/13(a)(b)	9,990,972
		24,988,001
Consumer Products (3.2%)
30,000,000	The Procter & Gamble Co., 0.13%, 10/3/12(a)(b)	29,996,534
Diversified Financial Services (1.5%)
14,000,000	General Electric Capital Corp., 0.29%, 10/23/12(a)	13,994,136
Diversified Manufacturing Operations (4.4%)
11,000,000	General Electric Co., 0.13%, 9/27/12(a)	10,998,967
30,000,000	Johnson & Johnson, 0.18%, 9/26/12(a)(b)	29,996,250
Food-Miscellaneous/Diversified (3.2%)		40,995,217
30,000,000	Nestle Capital Corp., 0.30%, 2/25/13(a)(b)	29,955,750
Internet (3.2%)
30,000,000	Google, Inc., 0.12%, 10/11/12(a)(b)	29,996,000
Oil-Integrated Companies (3.3%)
30,000,000	Chevron Corp., 0.10%, 9/6/12(a)(b)	29,999,583
Retail (3.3%)
20,000,000	Wal-Mart Stores, Inc., 0.12%, 9/14/12(a)(b)	19,999,133
10,000,000	Wal-Mart Stores, Inc., 0.12%, 10/2/12(a)(b)	9,998,967
		29,998,100
Total Commercial Paper		229,923,321

U.S. Government Agency Securities (22.6%)
Federal Farm Credit Bank
9,000,000	0.15%, 5/7/13(c)	9,000,000
15,000,000	0.26%, 8/22/13(c)	15,010,506
		24,010,506
Federal Home Loan Bank
20,000,000	0.11%, 9/21/12(a)	19,998,778
30,000,000	0.12%, 10/10/12(a)	29,996,262
10,000,000	0.17%, 12/27/12(c)	10,001,137
10,000,000	0.22%, 9/4/13(c)	10,000,000
10,000,000	0.23%, 5/9/13	9,999,658
10,000,000	0.23%, 5/17/13	10,000,000
5,000,000	0.27%, 5/21/13, Callable 2/21/13 @ 100	5,000,000
10,000,000	0.30%, 7/5/13, Callable 9/18/12 @ 100	10,000,000
		104,995,835
Federal Home Loan Mortgage Corp.
10,000,000	0.09%, 11/2/12(a)	9,998,450
15,000,000	0.12%, 9/10/12(a)	14,999,569
6,129,000	0.20%, 3/21/13(c)	6,130,048
		31,128,067

Principal Amount	Security Description	Amortized Cost

U.S. Government Agency Securities, continued:
Federal National Mortgage Association
$20,000,000	0.08%, 10/22/12(a)	$19,997,733
30,000,000	0.10%, 10/1/12(a)	29,997,501
		49,995,234
Total U.S. Government Agency Securities		210,129,642

Repurchase Agreements (53.7%)
167,000,000	Deutsche Bank Securities, Inc., 0.20%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $167,003,711, collateralized by various U.S. Government Agency Obligations, (2.00% - 5.25%), (6/18/14 - 8/8/17), fair value $170,341,203)	167,000,000
50,000,000	Goldman Sachs & Co., 0.17%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $50,000,944, collateralized by FNMA, (5.00% - 6.25%), (3/15/16 - 5/15/29), fair value $51,000,747)	50,000,000
75,000,000	JPMorgan Securities LLC, 0.16%, 9/4/12, (Purchased on 8/27/12, proceeds at maturity $75,002,667, collateralized by various U.S. Government Agency Obligations and U.S. Treasury Obligations, (0.00% - 6.63%), (8/31/14 - 11/15/41), fair value $76,501,279)	75,000,000
20,917,622	JPMorgan Securities LLC, 0.17%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $20,918,017, collateralized by U.S. Treasury Notes, (0.25%), (8/31/14), fair value $21,336,586)	20,917,622
185,000,000	Royal Bank of Canada, 0.15%, 9/4/12, (Purchased on 8/31/12, proceeds at maturity $185,003,083, collateralized by various U.S. Government Agency Obligations, (0.35% - 1.38%), (2/20/14 - 11/15/16), fair value $188,700,859).	185,000,000
Total Repurchase Agreements		497,917,622

Total Investments (Cost $937,970,585)(d)—101.1%		937,970,585
Liabilities in excess of other assets — (1.1)%		(9,964,524)
Net Assets — 100.0%		$928,006,061

(a)	Rate represents the effective yield at purchase.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(c)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(d)	Cost and value for federal income tax and financial reporting purposes are the same.

FNMA      Federal National Mortgage Association

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Amortized Cost

Municipal Bonds (95.9%)
Variable Rate Demand Notes (84.5%)
Alaska (3.7%)
$16,000,000	Valdez Alaska Marine Terminal Revenue, Exxon Mobil Corp. Project, Series C, 0.17%, next reset date 9/1/12, final maturity 12/1/33(a)	$16,000,000
Colorado (3.0%)
5,500,000	Castle Rock Colorado Certificate of Participation, 0.17%, next reset date 9/7/12, final maturity 9/1/37, Enhanced by: LOC(a)	5,500,000
7,455,000	Colorado Educational & Cultural Facilities Authority Revenue, Christian University Project, 0.17%, next reset date 9/7/12, final maturity 7/1/34, E Enhanced by: LOC(a)	7,455,000
		12,955,000
Florida (3.9%)
4,400,000	Florida State Municipal Power Agency Revenue, Series C, 0.21%, next reset date 9/1/12, final maturity 10/1/35, Enhanced by: LOC(a)	4,400,000
4,590,000	Orange County Florida Housing Financial Authority Multifamily Revenue, 0.18%, next reset date 9/7/12, final maturity 8/15/35, Enhanced by: LOC, AMT(a)	4,590,000
8,000,000	Sunshine Florida State Governmental Financing Commission Revenue, Miami Dade County Program, Series B, 0.18%, next reset date 9/7/12, final maturity 9/1/32, Enhanced by: LOC(a)	8,000,000
		16,990,000
Georgia (4.3%)
19,000,000	Georgia Private Colleges & Universities Authority Revenue, Emory University, Series B-3, 0.16%, next reset date 9/7/12, final maturity 9/1/35(a)	19,000,000
Illinois (6.6%)
8,200,000	Cook County Illinois Revenue, 0.17%, next reset date 9/7/12, final maturity 5/1/35, Enhanced by: LOC(a)	8,200,000
15,700,000	Illinois State Toll Highway Authority Revenue, Series B, 0.37%, next reset date 9/7/12, final maturity 1/1/17, Insured by: AGM(a)	15,700,000
5,000,000	Romeoville Illinois Revenue, Lewis University, 0.21%, next reset date 9/1/12, final maturity 10/1/36, Enhanced by: LOC(a)	5,000,000
		28,900,000

Principal Amount	Security Description	Amortized Cost

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Indiana (10.0%)
$11,900,000	Indiana Health Facility Financing Authority Revenue, Deaconess Hospital, Inc., 0.17%, next reset date 9/7/12, final maturity 1/1/22, Enhanced by: LOC(a)	$11,900,000
16,110,000	Indiana Municipal Power Agency Revenue, Series A, 0.17%, next reset date 9/7/12, final maturity 1/1/18, Enhanced by: LOC(a)	16,110,000
15,710,000	Indiana State Finance Authority Hospital Revenue, Series C, 0.13%, next reset date 9/7/12, final maturity 3/1/33, Enhanced by: LOC(a)	15,710,000
		43,720,000
Kentucky (1.0%)
4,405,000	Jeffersontown Kentucky Lease Program Revenue, 0.16%, next reset date 9/7/12, final maturity 3/1/30, Enhanced by: LOC(a)	4,405,000
Minnesota (1.4%)
6,000,000	Minnesota State Higher Education Facilities Authority Revenue, Gustavus Adolphus College, 0.17%, next reset date 9/7/12, final maturity 10/1/34, Enhanced by: LOC(a)	6,000,000
Mississippi (8.2%)
15,900,000	Jackson County Mississippi Pollution Control Revenue, Chevron Corp. Project, 0.17%, next reset date 9/1/12, final maturity 6/1/23(a)	15,900,000
5,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, Chevron U.S.A. , Inc. Project, Series C, 0.16%, next reset date 9/1/12, final maturity 12/1/30, Insured by: GTY(a)	5,000,000
15,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone, Chevron U.S.A., Inc., Series B, 0.15%, next reset date 9/7/12, final maturity 12/1/30, Insured by: GTY(a)	15,000,000
		35,900,000
Missouri (3.4%)
9,710,000	Jackson County Missouri Industrial Development Authority Recreational Facilities Revenue, 0.23%, next reset date 9/7/12, final maturity 11/1/18, Enhanced by: LOC(a)	9,710,000
5,000,000	Missouri State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, 0.18%, next reset date 9/7/12, final maturity 2/1/31, Enhanced by: LOC(a)	5,000,000
		14,710,000

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Amortized Cost

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
North Carolina (2.2%)
$9,400,000	North Carolina State Medical Care Commission Health Care Facilities Revenue, Series B, 0.17%, next reset date 9/7/12, final maturity 10/1/38, Enhanced by: LOC(a)	$9,400,000
Pennsylvania (10.4%)
6,000,000	Emmaus Pennsylvania General Authority Revenue, 0.17%, next reset date 9/7/12, final maturity 3/1/24, Enhanced by: LOC(a)	6,000,000
5,600,000	Emmaus Pennsylvania General Authority Revenue, 0.17%, next reset date 9/7/12, final maturity 3/1/24, Enhanced by: LOC(a)	5,600,000
15,000,000	Luzerne County Pennsylvania, GO, Series A, 0.40%, next reset date 9/7/12, final maturity 11/15/26, Insured by: AGM(a)	15,000,000
19,000,000	Philadelphia Pennsylvania, GO, Series B, 0.15%, next reset date 9/7/12, final maturity 8/1/31, Enhanced by: LOC(a)	19,000,000
		45,600,000
South Carolina (1.7%)
7,640,000	South Carolina Jobs-Economic Development Authority Student Housing Revenue, State University Housing LLC, Series A, 0.21%, next reset date 9/7/12, final maturity 3/1/27, Enhanced by: LOC(a)	7,640,000
Tennessee (3.0%)
13,135,000	Montgomery County Tennessee Public Building Pooled Authority Revenue, 0.33%, next reset date 9/7/12, final maturity 11/1/27, Enhanced by: LOC(a)	13,135,000
Texas (11.7%)
7,000,000	Austin Texas Hotel Occupancy Tax Revenue, Series B, 0.22%, next reset date 9/7/12, final maturity 11/15/29, Enhanced by: LOC(a)	7,000,000
10,000,000	Gulf Coast Waste Disposal Authority Revenue, Exxon Mobil Corp. Project, 0.19%, next reset date 9/1/12, final maturity 6/1/20(a)	10,000,000
15,000,000	Lower Neches Valley Texas Authority Industrial Development Corp. Revenue, Exxon Mobil Corp. Project, Series A, 0.17%, next reset date 9/1/12, final maturity 11/1/29(a)	15,000,000
19,000,000	University of Texas Revenue, Financing System, Series B, 0.13%, next reset date 9/7/12, final maturity 8/1/39, Enhanced by: LIQ FAC(a)	19,000,000
		51,000,000

Share or Principal Amount	Security Description	Amortized Cost or Value

Municipal Bonds, continued:
Variable Rate Demand Notes, continued:
Utah (1.1%)
$5,000,000	Emery County Utah Pollution Control Revenue, PacifiCorp. Project, 0.18%, next reset date 9/7/12, final maturity 7/1/15, Enhanced by: LOC(a)	$5,000,000
Virginia (4.7%)
11,440,000	Falls Church Virginia Economic Development Authority Revenue, 0.23%, next reset date 9/7/12, final maturity 7/1/31, Enhanced by: LOC(a)	11,440,000
9,000,000	Virginia Small Business Financing Authority Revenue, Museum of Fine Arts Foundation, 0.17%, next reset date 9/7/12, final maturity 8/1/35, Enhanced by: LOC(a)	9,000,000
Wisconsin (4.2%)		20,440,000
6,210,000	Milwaukee Wisconsin Redevelopment Authority Redevelopment Lease Revenue, 0.17%, next reset date 9/7/12, final maturity 9/1/40, Enhanced by: LOC(a)	6,210,000
7,100,000	Wisconsin State Health & Educational Facilities Authority Revenue, 0.18%, next reset date 9/7/12, final maturity 3/1/36, Enhanced by: LOC(a)	7,100,000
5,000,000	Wisconsin State Health & Educational Facilities Authority Revenue, Wheaton Franciscan Services, Series B, 0.17%, next reset date 9/7/12, final maturity 8/15/33, Enhanced by: LOC(a)	5,000,000
		18,310,000
Total Variable Rate Demand Notes		369,105,000

Fixed Rate Municipal Bonds (3.6%)
Colorado (2.3%)
10,000,000	Colorado State General Fund Revenue, Series A, 2.50%, 6/27/13	10,189,540
Texas (1.3%)
5,500,000	Texas State Revenue, 2.50%, 8/30/13	5,623,838
Total Fixed Rate Municipal Bonds		15,813,378

Commercial Paper (7.8%)
Arizona (2.3%)
10,000,000	Phoenix Civic Improvement Corp., 0.18%, 12/6/12, Enhanced by: LOC	10,000,000
Illinois (3.4%)
15,000,000	Illinois Educational Facilities Authority, 0.19%, 12/11/12, Enhanced by: LOC	15,000,000
Virginia (2.1%)
8,995,000	Peninsula Ports Authority, 0.18%, 11/15/12, Enhanced by: LOC	8,995,000
Total Commercial Paper		33,995,000
Total Municipal Bonds		418,913,378

See notes to financial statements.

CAVANAL HILL FUNDS
Tax-Free Money Market Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Principal Amount	Security Description	Amortized Cost or Value

Investment Companies (4.1%)
$6,927,418	Goldman Sachs Financial Square Funds-Tax-Free Money Market Fund, 0.02% (b)	$6,927,418
10,850,692	SEI Tax-Exempt Trust Institutional Tax Free, Class A, 0.02% (b)	10,850,692
Total Investment Companies		17,778,110

Total Investments (Cost $436,691,488)(c)—100.0%		436,691,488
Other assets in excess of liabilities — 0.0%		34,404
Net Assets — 100.0%		$436,725,892

(a)
Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012. The Fund has the option to put (sell) the security back to the issuer’s agent on the next and subsequent reset dates.

(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(c)	Cost and value for federal income tax and financial reporting purposes are the same.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
GO	General Obligation
GTY	Insured by Guarantor Agreement
LIQ FAC	Liquidity Facility
LOC	Letter of Credit

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Value

Municipal Bonds (88.5%)
Arizona (3.6%)
$650,000	Arizona Water Infrastructure Finance Authority Revenue, Series A, 5.00%, 10/1/25, Continuously Callable @ 100	$768,515
750,000	Chandler Arizona, GO, 4.00%, 7/1/24, Callable 7/1/18 @ 100*	824,587
		1,593,102

California (0.2%)
80,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Continuously Callable @ 100, Insured by: NATL-RE	80,067
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Continuously Callable @ 100.5, Insured by: AMBAC	25,002
		105,069

Colorado (2.2%)
750,000	Douglas County Colorado School District No. RE-1 Douglas & Elbert Counties, GO, 5.25%, 12/15/24, Insured by: State Aid Withholding	987,720

Florida (1.7%)
5,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Continuously Callable @ 100, Insured by: MBIA	5,015
700,000	Sarasota County Florida Utility System Revenue, Series A, 5.00%, 10/1/25, Callable 10/1/15 @ 100, Insured by: NATL-RE, AGC, FGIC*	766,808
		771,823

Georgia (1.0%)
350,000	Georgia State, GO, Series B, 5.00%, 1/1/24, Callable 1/1/19 @ 100*	423,507

Hawaii (2.0%)
750,000	Honolulu Hawaii City & County, GO, Series A, 5.00%, 7/1/23, Callable 7/1/17 @ 100, Insured by: AGM*	864,247

Illinois (4.9%)
285,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, GO, Series A, 5.00%, 10/1/19, Continuously Callable @ 100, Insured by: AGM, ETM	356,507
215,000	Du Page County Illinois Community Unit School District No. 200 Wheaton, Series A, 5.00%, 10/1/19, Continuously Callable @ 100	253,997
750,000	Schaumburg Illinois, GO, Series A, 4.25%, 12/1/22, Callable 12/1/13 @ 100*	787,387

Principal Amount	Security Description	Value

Municipal Bonds, continued:
Illinois, continued:
$670,000	Will County Illinois Community High School District No. 210 Lincoln-Way School Building, 5.00%, 1/1/17, Insured by: FGIC	$767,103
		2,164,994

Indiana (3.0%)
390,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/14	414,145
305,000	Bartholomew County Indiana Building Corp., 4.25%, 7/15/15	332,831
500,000	Wayne Township Indiana Marion County School Building Corp. Revenue, 5.00%, 7/15/26, Continuously Callable @ 100, Insured by: NATL-RE, FGIC, State Aid Withholding	556,470
		1,303,446

Iowa (3.7%)
720,000	Bettendorf Iowa, GO, Series A, 4.00%, 6/1/22, Callable 6/1/19 @ 100*	810,533
805,000	Davenport Iowa, GO, Series A, 4.38%, 6/1/20, Callable 6/1/14 @ 100, Insured by: MBIA*	843,350
		1,653,883

Kansas (1.7%)
700,000	Topeka Kansas Utility Revenue, Series A, 4.38%, 8/1/23, Continuously Callable @ 101, Insured by: NATL-RE	736,939

Maryland (1.5%)
550,000	Maryland State, GO, 5.00%, 3/15/20, Callable 3/15/17 @ 100*	660,220

Massachusetts (1.6%)
550,000	Massachusetts State, GO, Series D, 5.50%, 10/1/20, Insured by: MBIA	711,882

Michigan (0.9%)
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/12 @ 100, Insured by: AMBAC*	401,520

Minnesota (1.9%)
750,000	Minnesota State, GO, Series A, 4.00%, 12/1/24, Callable 12/1/19 @ 100*	848,797

Mississippi (2.3%)
1,000,000	Mississippi State Business Finance Commission Gulf Opportunity Zone Revenue, Chevron U.S.A., Inc. Project, Series C, 0.16%, 12/1/30, Insured by: GTY(a)	1,000,000

Nebraska (0.0%)
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	10,254

New York (0.1%)
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: AGM, ETM	28,421

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value

Municipal Bonds, continued:
North Carolina (1.9%)
$750,000	Guilford County North Carolina, GO, Series A, 4.00%, 2/1/24, Callable 2/1/19 @ 100*	$838,748

Oklahoma (0.3%)
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	153,596

Oregon (2.0%)
750,000	Washington County Oregon, GO, 5.00%, 6/1/24, Callable 6/1/16 @ 102*	869,857

Pennsylvania (5.8%)
750,000	Central Bucks Pennsylvania School District, GO, 5.00%, 5/15/24, Callable 5/15/18 @ 100, Insured by: State Aid Withholding*	923,355
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Continuously Callable @ 100, Insured by: CCLIA, ETM	10,070
645,000	Mount Lebanon Pennsylvania School District, GO, Series A, 5.00%, 2/15/25, Callable 2/15/19 @ 100, Insured by: State Aid Withholding*..	775,922
750,000	Upper Dublin Pennsylvania School District, GO, 4.75%, 11/15/23, Callable 5/15/19 @ 100, Insured by: State Aid Withholding*	868,050
		2,577,397

South Carolina (2.0%)
775,000	South Carolina State, Series A66, 4.00%, 4/1/24, Continuously Callable @ 100	865,993

Tennessee (1.9%)
750,000	Williamson County Tennessee, GO, Series A, 4.00%, 4/1/25, Callable 4/1/19 @ 100*	827,130

Texas (24.3%)
300,000	Allen Texas Independent School District, GO, 5.00%, 2/15/25, Continuously Callable @ 100	360,363
610,000	Frisco Texas Independent School District, GO, Series A, 4.00%, 8/15/24, Continuously Callable @ 100	670,738
700,000	Goose Creek Texas Consolidated Independent School District, GO, 4.50%, 2/15/28, Callable 2/15/15 @ 100, Insured by: NATL-RE, FGIC, PSF-GTD*	752,430
750,000	Harris County Texas, GO, Series B, 5.00%, 10/1/24, Callable 10/1/14 @ 100*	814,950

Principal Amount	Security Description	Value

Municipal Bonds, continued:
Texas, continued:
$625,000	Houston Texas Utility System Revenue, Series A, 5.00%, 11/15/27, Continuously Callable @ 100, Insured by: AGM	$701,581
640,000	Kyle Texas, GO, 4.00%, 2/15/22, Continuously Callable @ 100, Insured by: AGC	723,475
750,000	Lewisville Texas Independent School District, GO, 5.00%, 8/15/21, Callable 2/15/19 @ 100*	911,655
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100, Insured by: FGIC*	572,737
500,000	San Marcos Texas Tax & Toll Revenue, GO, 5.00%, 8/15/26, Callable 8/15/17 @ 100, Insured by: AGM*	568,590
500,000	Spring Texas Independent School District, GO, 5.00%, 8/15/27, Continuously Callable @ 100, Insured by: PSF-GTD	600,380
575,000	Texas State, GO, 4.50%, 4/1/33, Continuously Callable @ 100	623,582
450,000	Waller Texas Independent School District, GO, 5.50%, 2/15/28, Callable 2/15/18 @ 100, Insured by: PSF-GTD*	521,928
750,000	Williamson County Texas Pass-Through Toll Bond, 5.00%, 2/15/21, Callable 2/15/19 @ 100*	914,025
640,000	Wylie Texas, GO, 5.00%, 2/15/21, Continuously Callable @ 100	746,976
1,050,000	Ysleta Texas Independent School District, GO, 5.00%, 8/15/23, Callable 8/15/16 @ 100, Insured by: PSF-GTD*	1,206,145
		10,689,555

Utah (1.9%)
700,000	Utah State Transit Authority Sales Tax Revenue, Series A, 5.00%, 6/15/32, Continuously Callable @ 100, Insured by: AGM	816,886

Virginia (1.9%)
750,000	Fairfax County Virginia, GO, Series A, 4.00%, 4/1/24, Callable 4/1/19 @ 100, Insured by: State Aid Withholding*	839,040

Washington (6.8%)
500,000	Lewis County Washington Public Utility Revenue District No. 1, Series A, 5.00%, 12/1/27, Continuously Callable @ 100, Insured by: AGM	554,260
750,000	Seattle Washington, GO, 5.00%, 5/1/21, Callable 5/1/19 @ 100*	903,255
685,000	Snohomish County Washington, GO, Series A, 5.00%, 12/1/27, Continuously Callable @ 100	800,553

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Principal Amount	Security Description	Value

Municipal Bonds, continued:
Washington, continued:
$605,000	Washington State, GO, Series B-1, 5.00%, 8/1/25, Continuously Callable @ 100	$736,357
		2,994,425

Wisconsin (5.1%)
20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100, Insured by: MBIA*	20,439
550,000	Madison Wisconsin, GO, Series A, 4.25%, 10/1/17, Callable 10/1/16 @ 100*	625,889
555,000	Racine Wisconsin, GO, 5.00%, 12/1/19, Callable 12/1/18 @ 100*	668,697
850,000	Wisconsin State, GO, Series B, 5.00%, 5/1/17, Callable 5/1/15 @ 100, Insured by: AGM*	952,400
		2,267,425

Wyoming (2.3%)
1,000,000	Lincoln County Wyoming Pollution Control Revenue, 0.16%, 8/1/15(a)	1,000,000
Total Municipal Bonds		39,005,876

Shares	Security Description	Value

Investments in Affiliates (10.9%)
4,817,826	Cavanal Hill Tax-Free Money Market Fund, Institutional Class, 0.01%(b)	$4,817,826
Total Investments in Affiliates		4,817,826

Total Investments (Cost $40,398,190)(c)—99.4%		43,823,702
Other assets in excess of liabilities — 0.6%		245,320
Net Assets — 100.0%		$44,069,022

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
CCLIA	Connie Lee - College Construction Loan Insurance Association
ETM	Escrowed to Maturity
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
GTY	Insured by Guarantor Agreement
MBIA	Municipal Bond Insurance Association
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Value

Asset Backed Securities (5.8%)
$527,187	Aegis Asset Backed Securities Trust, Series 2004-6, Class M1, 0.78%, 3/25/35(a)	$525,877
1,096,536	Alesco Preferred Funding Ltd., Series 8A,Class C2, 1.82%, 12/23/35(a)(b)	90,464
137,010	Ameriquest Mortgage Securities, Inc., Series 2003-IA1, Class A4, 4.97%, 11/25/33	136,975
618,247	Bayview Financial Acquisition Trust, Series 2003-AA, Class M2, 5.28%, 2/25/33	619,991
1,420,553	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41	1,419,384
9,958	CIT Marine Trust, Series 1999-A, Class A4, 6.25%, 11/15/19	9,961
344,838	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1, Class A5, 5.01%, 11/25/34(a)	345,627
95,681	Countrywide Asset-Backed Certificates, Series 2002-S1, Class A5, 6.46%, 11/25/16(a)	95,707
55,445	Countrywide Home Equity Loan Trust, Series 2004-C, Class F, 0.46%, 1/15/34(a)	37,764
840,693	Fremont Home Loan Trust, Series 2004-3, Class M5, 2.11%, 11/25/34(a)	137,716
1,100,000	GSAMP Trust, Series 2005-HE4, Class M1, 0.69%, 7/25/45(a)	1,072,150
5,597	IMC Home Equity Loan Trust, Series 1998-1, Class A6, 7.02%, 6/20/29(a)	5,571
164,894	RAAC, Series 2006-RP1, Class A3,0.54%, 10/25/45(a)	156,745
951,985	Residential Asset Mortgage Products, Inc., Series 2003-RZ4, Class A7, 4.79%, 6/25/33(a)	968,197
218,699	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.88%, 9/25/33(a)	66,822
525,145	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	515,288
67,154	Residential Asset Securitization Trust, Series 2001-KS2, Class AI6, 6.49%, 10/25/30(a)	62,099
122,253	Residential Funding Mortgage Securities, Series 2003-HS2, Class AI4, 3.87%, 7/25/33(a)	115,972
247,628	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	235,711
485,419	Soundview Home Equity Loan Trust, Series 2005-B, Class M2, 6.23%, 5/25/35(a)	267,432
163,333	Terwin Mortgage Trust, Series 2005-12AL, Class AF2, 4.65%, 7/25/36(a)	163,707
Total Asset Backed Securities		7,049,160

Principal Amount	Security Description	Value

Mortgage Backed Securities† (33.9%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.5%)
$300,299	Bear Stearns Alternative Trust, Series 2006-1, Class 21A2, 2.87%, 2/25/36(a)	$146,544
24,724	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 4.84%, 7/25/35(a)	18,166
63,747	Countrywide Alternative Loan Trust, Series 2005-24, Class 1A1, 1.46%, 7/20/35(a)	34,335
59,617	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, 2.56%, 9/25/34(a)	55,818
91,908	Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1, 3.23%, 8/25/35(a)	75,606
189,950	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 3.41%, 9/25/34(a)	187,124
61,900	Residential Accredit Loans, Inc., Series 2006-QA1, Class A21, 3.93%, 1/25/36(a)	40,321
		557,914
Alt-A - Fixed Rate Mortgage Backed Securities (6.3%)
410,040	Bank of America Alternative Loan Trust, Series 2005-5, Class 4A1, 5.00%, 6/25/19	414,031
38,033	Bank of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	38,177
56,034	Chaseflex Trust, Series 2005-1, Class 2A4, 5.50%, 2/25/35	53,516
86,611	Citigroup Mortgage Alternative Loan Trust, Series 2006-A3, Class 1A5, 6.00%, 7/25/36	65,047
27,191	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	28,012
26,213	Countrywide Alternative Loan Trust, Series 2003-1T1, Class A2, 5.00%, 4/25/33	26,541
19,423	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A6, 5.50%, 8/25/34	19,499
113,239	Countrywide Alternative Loan Trust, Series 2005-J13, Class 2A3, 5.50%, 11/25/35	99,590
29,257	Countrywide Alternative Loan Trust, Series 2005-70CB, Class A6, 5.50%, 12/25/35	1,414
64,604	Countrywide Alternative Loan Trust, Series 2006-2CB, Class A3, 5.50%, 3/25/36	42,137
16,195	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	16,209

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$63,789	Countrywide Alternative Loan Trust, Series 2006-31CB, Class A16, 6.00%, 11/25/36	$46,269
375,563	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	254,601
65,848	Countrywide Alternative Loan Trust, Series 2006-43CB, Class 1A4, 6.00%, 2/25/37	49,679
155,270	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	158,537
5,921	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1B1, 0.34%, 10/25/36(a)	2,407
562,110	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(a)	554,322
62,883	Deutsche Mortgage Securities, Inc., Series 2004-5, Class A3, 5.59%, 7/25/34(a)	63,498
19,977	Deutsche Mortgage Securities, Inc., Series 2006-AB4, Class A1A, 6.01%, 10/25/36(a)	12,635
200,380	First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A6, 6.00%, 7/25/36	164,159
1,310,566	JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37(a)(d)	1,340,279
55,942	Master Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, 2.63%, 4/21/34(a)	56,333
82,665	Master Alternative Loans Trust, Series 2004-3, Class 1A1, 5.00%, 3/25/19	85,866
258,561	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	264,203
298,653	Master Alternative Loans Trust, Series 2005-3, Class 4A1, 5.50%, 3/25/20	314,334
12,512	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	12,876
722,696	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	756,245
51,416	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	53,751
13,982	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	14,105
574,380	Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3, 6.22%, 8/25/36(a)	299,529
114,318	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	115,695
636,165	Residential Accredit Loans, Inc., Series 2003-QS14, Class A1, 5.00%, 7/25/18	650,947

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$389,408	Residential Accredit Loans, Inc., Series 2004-QS6, Class A1, 5.00%, 5/25/19	$394,964
84,606	Residential Accredit Loans, Inc., Series 2004-QS13, Class CB, 5.00%, 9/25/19	85,226
5,140	Residential Accredit Loans, Inc., Series 2004-QS8, Class A2, 5.00%, 6/25/34	5,159
21,285	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	21,406
257,806	Residential Accredit Loans, Inc., Series 2002-QS17, Class CB1, 6.00%, 11/25/32	263,349
136,956	Residential Accredit Loans, Inc., Series 2006-QS6, Class 1A2, 6.00%, 6/25/36	94,618
43,848	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	45,034
38,671	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	40,758
10,391	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	10,953
39,169	Residential Asset Securitization Trust, Series 2003-A12, Class A1, 5.00%, 11/25/18	40,090
80,994	Residential Asset Securitization Trust, Series 2006-A9CB, Class A5, 6.00%, 9/25/36	44,588
108,827	Residential Asset Securitization Trust, Series 2007-A5, Class 2A3, 6.00%, 5/25/37	93,736
284,634	Structured Asset Securities Corp., Series 2004-11XS, Class 1A4A, 5.84%, 6/25/34(a)	288,773
89,461	Wells Fargo Alternative Loan Trust, Series 2005-1, Class 2A3, 5.50%, 2/25/35	89,356
		7,592,453
Commercial Mortgage Backed Securities (4.8%)
758,310	Banc of America Commercial Mortgage, Inc., Series 2003-2, Class A3, 4.87%, 3/11/41	765,345
2,082,604	CNL Funding, Series 1999-1, Class A2, 7.65%, 6/18/14(d)	2,146,540
3,049,610	Structured Asset Securities Corp., Series 2002-RM1, Class A, 0.89%, 10/25/37(a)	2,931,437
		5,843,322
Prime Adjustable Rate Mortgage Backed Securities (6.4%)
156,337	Adjustable Rate Mortgage Trust, Series 2004-4, Class 1A1, 2.72%, 3/25/35(a)	155,654
70,000	Adjustable Rate Mortgage Trust, Series 2005-1, Class 2A22, 2.91%, 5/25/35(a)	64,514

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$37,130	Bank of America Mortgage Securities, Series 2006-B, Class 2A1, 2.86%, 11/20/36(a)	$28,223
26,386	Bank of America Mortgage Securities, Series 2004-E, Class 1A1, 3.00%, 6/25/34(a)	26,487
74,226	Bank of America Mortgage Securities, Series 2003-F, Class 2A1, 3.13%, 7/25/33(a)	74,475
53,068	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-9, Class A1, 2.40%, 10/25/35(a)	48,874
22,901	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 2.69%, 9/25/34(a)	17,884
50,026	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 15A1, 2.74%, 1/25/35(a)	47,890
172,688	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 1A1, 2.79%, 10/25/36(a)	118,845
95,178	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 2.68%, 8/25/35(a)	94,569
56,492	Countrywide Home Loans, Series 2003-58, Class 2A2, 2.72%, 2/19/34(a)	56,573
37,639	Countrywide Home Loans, Series 2003-60, Class 2A1, 2.75%, 2/25/34(a)	35,107
170,672	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.86%, 8/25/34(a)	139,741
1,393	Countrywide Home Loans, Series 2003-42, Class 1A1, 2.96%, 9/25/33(a)	1,259
152,135	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 3.02%, 11/25/34(a)	152,630
700,769	Credit Suisse Mortgage Capital Certificates, Series 2011-2R, Class 2A1, 2.61%, 7/27/36(a)	680,185
689,385	Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.91%, 6/26/37(a)(d)	680,473
54,709	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 2.60%, 10/25/35(a)	44,645
363,280	GMAC Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1, 4.99%, 11/19/35(a)	323,575
423,179	GS Mortgage Securities Corp., Series 2009-3R, Class 2A1, 3.29%, 7/25/35(a)	414,870
184,344	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 2.62%, 11/25/35(a)	172,915
135,517	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 2.95%, 4/25/35(a)	108,191
250,723	Harborview Mortgage Loan Trust, Series 2004-10, Class 3A1B, 2.86%, 1/19/35(a)	121,691

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$66,327	Harborview Mortgage Loan Trust, Series 2005-14, Class 3A1A, 3.00%, 12/19/35(a)	$50,186
167,483	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 3A, 2.65%, 8/25/34(a)	148,335
42,504	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 2.66%, 8/25/34(a)	31,661
15,035	Indymac Index Mortgage Loan Trust, Series 2004-AR6, Class 3A2, 2.83%, 10/25/34(a)	12,311
188,145	Indymac Index Mortgage Loan Trust, Series 2006-AR25, Class 4A2, 2.96%, 9/25/36(a)	143,477
104,514	Indymac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2, 3.03%, 8/25/36(a)	56,822
73,918	Indymac Index Mortgage Loan Trust, Series 2006-AR13, Class A1, 5.13%, 7/25/36(a)	58,830
31,586	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A7, Class 1A2, 2.78%, 10/25/35(a)	31,639
40,344	JPMorgan Adjustable Rate Mortgage Trust, Series 2005-A6, Class 3A2, 3.06%, 9/25/35(a)	36,553
13,780	JPMorgan Adjustable Rate Mortgage Trust, Series 2006-A5, Class 3A4, 5.69%, 8/25/36(a)	11,118
32,056	JPMorgan Mortgage Trust, Series 2005-A4, Class 3A1, 2.62%, 7/25/35(a)	31,725
276,325	JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 2.15%, 1/26/37(a)(d)	274,540
196,277	JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 5.43%, 1/27/47(a)(d)	200,077
488,340	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(a)(d)	500,496
266,108	Master Adjustable Rate Mortgages Trust, Series 2004-9, Class 1A4, 0.84%, 11/25/34(a)	266,320
6,314	Merrill Lynch Mortgage Investors Trust, Series 2004-A1, Class 2A2, 2.71%, 2/25/34(a)	6,314
54,648	Merrill Lynch Mortgage Investors Trust, Series 2004-A2, Class 1A, 3.06%, 7/25/34(a)	51,627
72,480	MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2, 2.51%, 12/25/34(a)	74,415
157,241	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 3A, 2.88%, 8/25/34(a)	150,573
93,470	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 3.01%, 8/25/34(a)	83,667

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$46,643	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 1A2, 2.67%, 12/25/35(a)	$41,027
8,633	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A1, 2.73%, 2/25/34(a)	8,316
164,770	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 1A, 2.78%, 6/25/34(a)	153,935
110,857	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 1A2, 2.80%, 11/25/34(a)	92,014
123,742	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-18, Class 1A2, 2.83%, 12/25/34(a)	99,750
585,175	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-4, Class 1A1, 2.93%, 4/25/34(a)	504,940
52,895	Structured Asset Mortgage Investments, Inc., Series 2005-AR7, Class 1A1, 2.47%, 12/27/35(a)	32,152
81,880	Structured Asset Securities Corp., Series 2003-24A, Class 1A3, 2.78%, 7/25/33(a)	79,893
262,817	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	147,565
38,697	Washington Mutual, Series 2004-AR3, Class A2, 2.58%, 6/25/34(a)	39,277
7,576	Washington Mutual, Series 2006-AR8, Class 1A1, 2.73%, 8/25/46(a)	5,574
34,039	Washington Mutual Mortgage Pass-Through Certificates, Series 2004- AR10, Class A1B, 0.61%, 7/25/44(a).	30,254
248,841	Washington Mutual Mortgage Pass-Through Certificates, Series 2006- AR14, Class 1A1, 2.23%, 11/25/36(a)	185,088
61,853	Washington Mutual Mortgage Pass-Through Certificates, Series 2005- AR12, Class 1A1, 2.47%, 10/25/35(a)	60,727
39,634	Washington Mutual Mortgage Pass-Through Certificates, Series 2006- AR10, Class 1A2, 2.66%, 9/25/36(a) .	28,813
165,168	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR1, Class 1A1, 2.61%, 2/25/35(a)	163,207
52,225	Wells Fargo Mortgage Backed Securities Trust, Series 2004-H, Class A1, 2.62%, 6/25/34(a)	52,550
32,531	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR9, Class 3A1, 2.68%, 6/25/34(a)	32,801
37,659	Wells Fargo Mortgage Backed Securities Trust, Series 2004-I, Class 1A1, 2.72%, 7/25/34(a)	38,119

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Adjustable Rate Mortgage Backed Securities, continued:
$91,384	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 1A1, 2.75%, 8/25/33(a)	$93,587
25,607	Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 3A1, 2.95%, 12/25/34(a)	26,477
33,156	Wells Fargo Mortgage Backed Securities Trust, Series 2005-1, Class 3A1, 5.25%, 1/25/20	34,352
		7,780,374
Prime Fixed Mortgage Backed Securities (6.2%)
233,118	American Home Mortgage Investment Trust, Series 2005-2, Class 5A3, 5.08%, 9/25/35(a)	237,649
445,208	American Home Mortgage Investment Trust, Series 2006-2, Class 3A2, 6.20%, 6/25/36(a)	269,148
5,150	Bank of America Funding Corp., Series 2003-2, Class 2A1, 6.00%, 6/25/17	5,311
55,476	Bank of America Mortgage Securities, Series 2006-A, Class 2A1, 3.00%, 2/25/36(a)	42,507
45,184	Bank of America Mortgage Securities, Series 2003-H, Class 2A3, 3.05%, 9/25/33(a)	45,688
152,927	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, 7.23%, 3/25/31(a)	161,768
28,213	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	29,256
79,466	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.52%, 7/25/37(a)	76,694
716	Citicorp Mortgage Securities, Inc., Series 2003-10, Class A2, 4.50%, 11/25/18	715
550,168	Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37(d)	576,690
1,340	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 6/25/16	1,360
5,976	Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18(d)	6,203
109,535	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 6/25/31	115,287
324,994	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 1CB2, 6.75%, 8/25/34	346,201
35,345	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	37,338
54,464	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	54,922

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$67,841	Countrywide Home Loans, Series 2006-20, Class 1A6, 6.00%, 2/25/37	$6,543
42,872	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 2.64%, 2/25/33(a)	43,486
213,946	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR28, Class CB3, 2.81%, 11/25/32(a)	48,692
11,143	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 7A1, 5.00%, 9/25/15	11,217
332,155	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	336,311
25,568	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-7, Class 1A9, 5.25%, 8/25/35	25,713
4,316	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	4,262
79,447	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	81,190
446,218	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A11, 6.00%, 10/25/33	450,823
141,125	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	149,142
61,497	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	66,150
203,909	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	78,940
104,518	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	108,194
97,095	First Horizon Alternative Mortgage Securities, Series 2006-FA5, Class A3, 6.25%, 8/25/36	77,600
89,958	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	91,957
180,097	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	185,934
129,456	GSR Mortgage Loan Trust, Series 2005-8F, Class 7A1, 5.50%, 10/25/20	131,948
30,298	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	30,444
93,612	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	91,087
275,521	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(d)	284,494
48,321	Lehman Mortgage Trust, Series 2005-3, Class 1A3, 5.50%, 1/25/36	40,019

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$51,752	Master Asset Securitization Trust, Series 2003-8, Class 2A1, 4.50%, 9/25/18	$53,281
399,463	Master Asset Securitization Trust, Series 2003-11, 5.00%, 12/25/18	414,154
62,457	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	64,240
31,395	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17 .	32,579
33,830	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	35,447
27,986	Master Seasoned Securities Trust, Series 2005-1, Class 2A1, 6.21%, 9/25/17(a)	29,230
69,578	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	70,613
56,602	Prime Mortgage Trust, Series 2005-2, Class 1A3, 5.25%, 7/25/20	56,171
31,593	RAAC, Series 2004-SP2, Class A1, 5.99%, 1/25/17(a)	32,282
7,799	Residential Asset Mortgage Products, Inc., Series 2004-SL2, Class A1, 6.50%, 10/25/16	7,952
13,964	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	14,328
49,059	Residential Funding Mortgage Securities I, Series 2005-S4, Class A1, 5.50%, 5/25/35	50,368
61,109	Residential Funding Mortgage Securities I, Series 2005-S7, Class A1, 5.50%, 11/25/35	61,209
77,207	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	81,083
296,607	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	314,323
99,935	Structured Asset Securities Corp., Series 2003-14, Class 1A3, 5.50%, 5/25/33	103,562
289,041	Structured Asset Securities Corp., Series 2005-5, Class 2A1, 5.50%, 4/25/35	289,900
275,978	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	276,592
3,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	2,601
40,112	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	40,548
23,685	Washington Mutual, Series 2003-S7, Class A1, 4.50%, 8/25/18	24,397
28,336	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	29,255
3,554	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	3,655
166,888	Washington Mutual, Series 2004-S3, Class 3A1, 6.00%, 7/25/34	168,715

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$73,373	Washington Mutual Mortgage Pass-Through Certificates, Series 2003- MS5, Class 1A1, 5.00%, 3/25/18	$75,346
555,339	Washington Mutual Mortgage Pass-Through Certificates, Series 2004- CB1, Class 5A, 5.00%, 6/25/19	575,836
108,200	Washington Mutual Mortgage Pass-Through Certificates, Series 2003-S4, Class 2A7, 5.00%, 6/25/33	109,097
195,462	Washington Mutual Mortgage Pass-Through Certificates, Series 2004- CB4, Class 22A, 6.00%, 12/25/19	203,512
17,267	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A4, 2.65%, 4/25/36(a)	14,854
		7,586,013
U.S. Government Agency Mortgage Backed Securities (9.7%)
30,095	Fannie Mae, 2.29%, 6/1/32, Pool #725286(a)	32,069
119,488	Fannie Mae, 2.31%, 1/1/35, Pool #805386(a)	126,777
74,535	Fannie Mae, 2.42%, 2/1/30, Pool #556998(a)	79,937
48,956	Fannie Mae, 2.43%, 12/1/22, Pool #303247(a)	49,796
967,230	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	982,952
992,677	Fannie Mae, Series 2011-M7, Class AB, 2.51%, 9/25/18	1,040,126
38,803	Fannie Mae, 3.00%, 7/1/27, Pool #123496(a)	39,154
1,783,277	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	1,846,867
1,319,062	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	1,366,514
873,253	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	912,582
6,949	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	7,192
7,402	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	7,548
79,170	Fannie Mae, Series 2001-W4, Class AF6, 5.61%, 1/25/32(a)	86,646
16,663	Fannie Mae, 5.64%, 7/1/36, Pool #805386(a)	17,951
13,482	Fannie Mae, Series 1992-129, Class L, 6.00%, 7/25/22	15,064
839	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	845
37,666	Fannie Mae, Series 2001-W1, Class AF6, 6.90%, 7/25/31(a)	46,743
638	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	755
5,405	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	5,663

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$2,567	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	$2,962
12,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	13,981
231	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	231
30,402	Fannie Mae Whole Loan, Series 2001-W2, Class AF6, 6.59%, 10/25/31(a)	34,225
4,600	Freddie Mac, 1.63%, 3/1/17, Pool #350044(a)	4,766
2,381,933	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	2,393,126
20,203	Freddie Mac, 2.29%, 4/1/36, Pool #1N0148(a)	21,512
762,418	Freddie Mac, Series 3890, Class BA, 2.50%, 11/15/40	776,720
335,407	Freddie Mac, 3.50%, 11/1/25, Pool #J13585	355,083
1,030,216	Freddie Mac, Series 3933, Class D, 4.00%, 11/15/37	1,040,717
252,993	Freddie Mac, Series 3238, Class LN, 4.50%, 6/15/35	263,765
5,166	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	5,317
24,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	26,526
18,559	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	20,435
1,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	1,002
3,226	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	3,239
10,490	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	11,721
1,940	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	2,234
6,891	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	7,748
4,147	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	4,538
3,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	3,427
9,276	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	10,728
6,296	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	7,263
14,062	Government National Mortgage Assoc., 1.63%, 1/20/23, Pool #8123(a)	14,625
6,782	Government National Mortgage Assoc., 1.63%, 3/20/26, Pool #8832(a)	7,054
8,410	Government National Mortgage Assoc., 1.63%, 12/20/27, Pool #80141(a)	8,747
7,418	Government National Mortgage Assoc., 1.63%, 3/20/29, Pool #80263(a)	7,716

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal
Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$20,046	Government National Mortgage Assoc., 1.63%, 11/20/29, Pool #876947(a)	$20,850
42,345	Government National Mortgage Assoc., 1.75%, 5/20/34, Pool #80916(a)	44,116
12,846	Government National Mortgage Assoc., 2.00%, 1/20/25, Pool #8580(a)	13,383
9,433	Government National Mortgage Assoc., 2.50%, 12/20/18, Pool #8437(a)	9,848
8,054	Government National Mortgage Assoc., 2.50%, 12/20/21, Pool #8889(a)	8,407
17,745	Government National Mortgage Assoc., 2.50%, 1/20/25, Pool #8585(a)	18,501
3,843	Government National Mortgage Assoc., 4.00%, 2/20/16, Pool #8103(a)	4,048
305	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	356
304	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	359
219	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	261
571	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	614
		11,835,332
Total Mortgage Backed Securities		41,195,408

Corporate Bonds (13.6%)
Computers & Peripherals (1.4%)
1,650,000	Cisco Systems, Inc., 2.90%, 11/17/14	1,739,100
Diversified Financial Services (2.9%)
485,000	Charles Schwab Corp., 4.95%, 6/1/14	521,748
545,000	General Electric Capital Corp., 1.63%, 7/2/15	554,560
2,300,000	Murray Street Investment Trust I, 4.65%, 3/9/17(c)	2,400,735
		3,477,043
Diversified Manufacturing Operations (1.4%)
1,645,000	General Electric Co., 5.00%, 2/1/13	1,675,261
Entertainment (1.0%)
1,150,000	The Walt Disney Co., Series D, 4.50%, 12/15/13, MTN	1,210,685
Financial Services (4.6%)
500,000	American Express Credit Corp., 1.75%, 6/12/15, MTN	511,681
300,000	BP Capital Markets PLC, 3.63%, 5/8/14	314,931
1,000,000	BP Capital Markets PLC, 5.25%, 11/7/13	1,054,850
300,000	Citigroup, Inc., 5.50%, 4/11/13	308,147
750,000	Citigroup, Inc., 5.85%, 7/2/13	778,884
1,500,000	I-Preferred Term Securities IV, 1.22%, 6/24/34, Continuously Callable @ 100(a)(d)	825,000

Principal
Amount	Security Description	Value
Corporate Bonds, continued:
Financial Services, continued:
$2,000,000	Lehman Brothers Holdings, Inc., 6.00%, 7/19/12, MTN(e)	$492,500
1,068,000	Morgan Stanley, Series C, 4.05%, 11/1/13, MTN(a)	1,094,241
500,000	Preferred Term Securities IX, 2.26%, 4/3/33, Continuously Callable @ 100(a)(b)	172,500
317,096	Preferred Term Securities V, 2.56%, 4/3/32, Continuously Callable @ 100(a)(d)	12,684
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(b)	122
		5,565,540
Insurance (1.9%)
875,000	Jackson National Life Global, 5.38%, 5/8/13(d)	900,643
1,000,000	MetLife Global Funding I, 1.70%, 6/29/15	1,016,770
350,000	MetLife, Inc., 6.75%, 6/1/16	418,541
		2,335,954
Real Estate Investment Trusts (0.4%)
500,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100	542,324
Total Corporate Bonds		16,545,907

Municipal Bonds (1.5%)
Florida (0.2%)
200,000	Broward County Florida School Board Certificate of Participation, 5.00%, 7/1/21, Prerefunded 7/1/13 @ 100, NATL-RE	207,804
New York (0.2%)
200,000	Freeport New York, GO, Series A, 4.50%, 1/15/31, Callable 1/15/13 @ 100, NATL-RE, FGIC*	203,086
Oklahoma (0.3%)
165,000	Oklahoma State Development Finance Authority Lease Revenue, Series A, 4.00%, 6/1/13	169,089
250,000	Tulsa County Oklahoma Industrial Authority Educational Facilities Lease Revenue, 3.00%, 9/1/12	250,017
		419,106
Texas (0.5%)
500,000	Houston Texas Water & Sewer System Revenue, Series A, 5.00%, 12/1/30, Prerefunded 12/1/12 @ 100, AGM	505,575
100,000	London Texas Independent School District, GO, 5.20%, 8/15/19, Prerefunded 8/15/13 @ 100, PSF-GTD	104,721
		610,296

See notes to financial statements.

CAVANAL HILL FUNDS
Short-Term Income Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Shares or Principal Amount	Security Description	Value
Municipal Bonds, continued:
Virginia (0.3%)
$390,000	Hampton Virginia Convention Center Revenue, 5.25%, 1/15/18, Prerefunded 1/15/13 @ 100, AMBAC	$397,036
Total Municipal Bonds		1,837,328

U.S. Government Agency Securities (3.7%)
Fannie Mae Strips
1,000,000	16.10%, 11/15/16(f)	958,406
Freddie Mac
3,500,000	1.00%, 9/29/17	3,533,985
Total U.S. Government Agency Securities		4,492,391

U.S. Treasury Obligations (35.5%)
U.S. Treasury Notes
2,000,000	0.25%, 5/15/15	1,998,750
5,000,000	0.88%, 11/30/16	5,084,375
5,000,000	0.88%, 7/31/19	4,961,330
16,000,000	1.25%, 3/15/14	16,251,248
10,000,000	1.38%, 3/15/13	10,064,060
3,500,000	2.00%, 4/30/16	3,705,625
1,000,000	2.25%, 11/30/17	1,082,188
Total U.S. Treasury Obligations		43,147,576

Principal Amount	Security Description	Value
Investments in Affiliates (5.6%)
6,868,400	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(g)	$6,868,400
Total Investments in Affiliates		6,868,400

Total Investments (Cost $126,276,103)(h)—99.6%		121,136,170
Other assets in excess of liabilities — 0.4%		486,012
Net Assets — 100.0%		$121,622,182

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2012, illiquid securities were 0.2% of the Fund’s net assets.

(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2012.
(d)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(e)	Issuer has defaulted on the payment of interest and principal.
(f)	Rate represents the effective yield at purchase.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
MTN	Medium Term Note
NATL-RE	National Public Finance Guarantee Corp.
PSF-GTD	Public School Fund Guaranteed
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Value
Asset Backed Securities (3.2%)
$685,057	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.62%, 12/23/37(a)(b)	$13,701
901,742	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	18,035
474,764	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	474,373
51,227	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	49,521
145,800	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.88%, 9/25/33(a)	44,548
148,577	Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI6, 3.64%, 3/25/34(a)	141,427
Total Asset Backed Securities		741,605

Mortgage Backed Securities† (39.0%)
Alt-A - Fixed Rate Mortgage Backed Securities (12.8%)
67,414	Bank of America Alternative Loan Trust, Series 2005-9, Class 5A1, 5.50%, 10/25/20	66,557
159,449	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	142,446
75,323	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A7, 5.00%, 8/25/33	75,748
76,096	Countrywide Alternative Loan Trust, Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	71,490
245,928	Countrywide Alternative Loan Trust, Series 2005-9CB, Class 1A6, 5.50%, 5/25/35	73,633
75,230	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	76,777
46,872	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	47,087
197,664	Countrywide Alternative Loan Trust, Series 2006-J8, Class A2, 6.00%, 2/25/37	134,001
195,650	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006- AB2, Class A3, 6.27%, 6/25/36(a)	144,466
7,680	First Horizon Mortgage Pass-Through Trust, Series 2005-8, Class 2A1, 5.25%, 2/25/21	7,670
43,308	Master Alternative Loans Trust, Series 2004-13, Class 12A1, 5.50%, 12/25/19	43,965
54,273	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	55,458
43,189	Master Alternative Loans Trust, Series 2004-1, Class 4A1, 5.50%, 2/25/34	45,085

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$87,388	Master Alternative Loans Trust, Series 2004-4, Class 1A1, 5.50%, 5/25/34	$91,843
67,101	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	67,731
164,070	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	166,469
25,023	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	26,314
68,672	Master Alternative Loans Trust, Series 2004-4, Class 8A1, 6.50%, 5/25/34	71,212
89,976	Master Alternative Loans Trust, Series 2004-6, Class 6A1, 6.50%, 7/25/34	95,241
136,462	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(a)	126,751
208,635	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(a)	188,969
120,990	Nomura Asset Acceptance Corp., Series 2005-WF1, Class 2A5, 5.16%, 3/25/35(a)	120,717
133,289	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(a)	71,908
78,995	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40(a)(d)	75,844
43,188	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	44,608
55,404	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	56,837
6,527	Residential Accredit Loans, Inc., Series 2003-QS17, Class NB1, 5.25%, 9/25/33	6,565
55,514	Residential Accredit Loans, Inc., Series 2005-QS2, Class A1, 5.50%, 2/25/35	52,591
62,895	Residential Accredit Loans, Inc., Series 2006-QS18, Class 3A3, 5.75%, 12/25/21	60,135
173,228	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	174,434
27,600	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	28,508
50,209	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	33,383
77,870	Residential Asset Loans, Inc., Series 2006-QS12, Class 1A2, 6.50%, 9/25/36	58,090
123,094	Residential Asset Securitization Trust, Series 2005-A14, Class A5, 5.50%, 12/25/35	102,261
178,771	Residential Asset Securitization Trust, Series 2006-A8, Class 1A1, 6.00%, 8/25/36	135,621

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$162,031	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	$130,484
		2,970,899
Prime Adjustable Rate Mortgage Backed Securities (6.9%)
35,149	Bank of America Funding Corp., Series 2004-B, Class 5A1, 2.95%, 11/20/34(a)	29,072
75,389	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 2.96%, 11/25/34(a)	74,309
34,757	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.87%, 10/25/33(a)	36,170
94,817	Countrywide Home Loans, Series 2004-12, Class 12A1, 2.86%, 8/25/34(a)	77,633
90,860	Countrywide Home Loans, Series 2004-2, Class 2A1, 2.87%, 2/25/34(a)	88,240
69,866	HomeBanc Mortgage Trust, Series 2006-1, Class 1A1, 2.84%, 4/25/37(a)	39,798
122,138	JPMorgan Mortgage Trust, Series 2006-A6, Class 1A4L, 2.88%, 10/25/36(a)	93,186
665,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 3A3, 3.06%, 9/25/35(a)	476,629
335,980	JPMorgan Mortgage Trust, Series 2005-A1, Class 3A4, 5.00%, 2/25/35(a)	346,166
25,810	JPMorgan Mortgage Trust, Series 2006-A2, Class 2A1, 5.39%, 4/25/36(a)	21,500
32,577	Merrill Lynch Mortgage Investors Trust, Series 2005-A8, Class A1C1, 5.25%, 8/25/36(a)	33,020
207,391	Structured Mortgage Loan, Series 2004-3AC, Class A1, 2.75%, 3/25/34(a)	202,376
131,408	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	73,783
9,353	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.90%, 5/25/34(a)	9,574
		1,601,456
Prime Fixed Mortgage Backed Securities (8.1%)
119,348	American Home Mortgage Investment Trust, Series 2005-2, Class 5A1, 5.06%, 9/25/35(a)	119,471
31,130	Bank of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	31,522
46,676	Bank of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	48,112
9,404	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	9,752
50,147	Chase Mortgage Finance Corp., Series 2007-S2, Class 2A1, 5.50%, 3/25/37	47,066
42,364	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	42,901

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$37,910	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	$40,440
11,819	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	12,129
66,925	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	67,353
56,093	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	58,167
93,625	Countrywide Home Loans, Series 2003- 40, Class A5, 4.50%, 10/25/18	96,585
31,606	Countrywide Home Loans, Series 2004- J6, Class 1A2, 5.25%, 8/25/24	30,742
52,799	Countrywide Home Loans, Series 2005- 29, Class A1, 5.75%, 12/25/35	48,366
39,647	Countrywide Home Loans, Series 2002- 22, Class A20, 6.25%, 10/25/32	41,403
30,112	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 4A1, 5.00%, 2/25/19	30,898
68,410	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-5, Class 1A5, 5.75%, 9/25/34	69,524
69,760	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	71,493
113,331	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	116,001
36,992	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	39,094
14,746	GSR Mortgage Loan Trust, Series 2004-10F, Class 2A4, 5.00%, 8/25/19	15,254
3,375	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	3,518
21,304	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	22,107
106,838	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	111,433
12,915	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.00%, 2/25/34	13,627
31,593	RAAC, Series 2004-SP2, Class A1, 5.99%, 1/25/17(a)	32,282
177,821	Residential Asset Mortgage Products, Inc., Series 2005-SL2, Class A3, 7.00%, 2/25/32	182,835
9,207	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	9,447

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$31,943	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	$32,577
22,259	Residential Funding Mortgage Securities I, Series 2004-S5, Class 2A1, 4.50%, 5/25/19	22,724
36,803	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	39,001
29,508	Structured Asset Securities Corp., Series 2003-20, Class 2A4, 4.50%, 7/25/18	30,015
16,484	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	16,340
15,809	Structured Asset Securities Corp., Series 2002-6, Class 1A5, 6.50%, 4/25/32	16,659
609	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	615
35,182	Union Planters Mortgage Finance Corp., Series 2000-1, Class A1, 7.70%, 12/25/24	38,207
49,498	Washington Mutual, Series 2003-S6, Class 2A3, 4.75%, 7/25/18	51,134
10,676	Washington Mutual, Series 2003-S11, Class 1A, 5.00%, 11/25/33	11,141
3,888	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	4,108
26,319	Wells Fargo Mortgage Backed Securities Trust, Series 2003-14, Class 1A1, 4.75%, 12/25/18	27,104
38,731	Wells Fargo Mortgage Backed Securities Trust, Series 2005-13, Class A1, 5.00%, 11/25/20	40,994
107,240	Wells Fargo Mortgage Backed Securities Trust, Series 2006-3, Class A9, 5.50%, 3/25/36	108,480
330,559	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	48,394
		1,899,015
U.S. Government Agency Mortgage Backed Securities (11.2%)
2,437	Fannie Mae, Series 1992-45, Class F, 1.22%, 4/25/22(a)	2,505
483,615	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	491,476
14,762	Fannie Mae, 2.51%, 9/1/33, Pool #739372(a)	15,737
248,169	Fannie Mae, Series 2011-M7, Class AB, 2.51%, 9/25/18	260,031
15,995	Fannie Mae, 2.63%, 7/1/23, Pool #224951(a)	16,886
30,145	Fannie Mae, 2.73%, 1/1/37, Pool #906675(a)	32,375
445,819	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	461,717

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$258,438	Fannie Mae, 4.00%, 2/1/41, Pool #AB2264	$277,481
1,656	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	1,678
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	35,288
43	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	46
17,457	Fannie Mae, Series 1989-52, Class G, 6.00%, 8/25/19	18,802
987	Fannie Mae, 6.00%, 4/1/35, Pool #735503	1,109
11,658	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	12,859
7,868	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	9,091
30,241	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42, Callable 7/25/14 @ 100*	35,881
2,151	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	2,485
11,768	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	13,582
7,839	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	8,969
1,233	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	1,411
6,233	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	7,159
1,863	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	2,099
2,042	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	2,359
1,038	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	1,195
904	Freddie Mac, Series 1227, Class P, 1.14%, 3/15/22(a)	930
161,940	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	164,203
285,096	Freddie Mac, 3.50%, 11/1/25, Pool #J13585	301,821
85,493	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	89,551
71,630	Freddie Mac, 5.20%, 8/1/34, Pool #755230(a)	76,869
3,380	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	3,702
16,015	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	17,124
11,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	12,409
2,077	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	2,082
4,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	4,341

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$14,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	$15,473
12,669	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	14,344
12,182	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	13,885
8,919	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	10,291
6,013	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	6,212
4,163	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	4,762
9,523	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	11,166
3,881	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	4,447
16,123	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	18,558
21,957	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	25,395
3,094	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	3,498
4,309	Freddie Mac, 9.00%, 5/1/16, Pool #170164	4,733
4,338	Freddie Mac, 9.00%, 6/1/16, Pool #170171	4,775
5,933	Freddie Mac, 9.00%, 9/1/16, Pool #170192	6,582
3,507	Freddie Mac, 9.50%, 6/1/16, Pool #274005	3,516
4,417	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	4,514
9,515	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	11,345
310	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	372
5,090	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	6,000
1,702	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	1,707
5,698	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	6,039
1,912	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	2,304
394	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	480
1,083	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	1,313
3,612	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	4,371
17,522	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	21,315

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$13,592	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	$15,664
839	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	863
		2,609,177
Total Mortgage Backed Securities		9,080,547

Corporate Bonds (19.6%)
Computers & Peripherals (1.7%)
400,000	Hewlett-Packard Co., 3.00%, 9/15/16	408,135

Diversified Financial Services (4.7%)
250,000	Murray Street Investment Trust I, 4.65%, 3/9/17(c)	260,950
1,000,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	822,500
		1,083,450
Financial Services (8.7%)
100,000	Bank of America Corp., 6.50%, 8/1/16	114,039
225,000	Citigroup, Inc., 5.85%, 7/2/13	233,665
500,000	I-Preferred Term Securities, 2.57%, 12/11/32, Callable 10/11/12 @ 100(a) (b)*	212,500
500,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(d)	524,354
500,000	Preferred Term Securities IX, 2.26%, 4/3/33, Continuously Callable @ 100(a)(b)	172,500
515,167	Preferred Term Securities XI, 2.07%, 9/24/33, Callable 10/11/12 @ 100(a) (b)*	164,854
973,987	Preferred Term Securities XX, 0.92%, 3/22/38, Callable 10/11/12 @ 100(a) (d)*	345,766
406,542	Preferred Term Securities XXIII, 0.00%, 12/22/36(b)	122
1,199,660	Preferred Term Securities XXVI, 1.03%, 9/22/37, Callable 10/12/12 @ 100(a) (d)*	269,923
		2,037,723
Insurance (1.0%)
200,000	MetLife, Inc., 6.75%, 6/1/16	239,166
Security Brokers & Dealers (3.3%)
300,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	339,493
1,100,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(e)	110
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	418,448
		758,051
Telecommunications (0.2%)
50,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/11/12 @ 101.07*	50,378
Total Corporate Bonds		4,576,903

See notes to financial statements.

CAVANAL HILL FUNDS
Intermediate Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Principal Amount	Security Description	Value
U.S. Government Agency Securities (4.1%)
Fannie Mae Strips
$1,000,000	16.10%, 11/15/16(f)	$958,406
Total U.S. Government Agency Securities		958,406

U.S. Treasury Obligations (30.6%)
U.S. Treasury Bonds
275,000	4.25%, 11/15/40	366,566
U.S. Treasury Notes
1,500,000	0.25%, 4/30/14	1,500,587
1,750,000	1.00%, 10/31/16	1,788,829
500,000	1.50%, 7/31/16	520,821
1,000,000	1.75%, 5/31/16	1,050,000
250,000	2.00%, 11/15/21	262,168
200,000	2.13%, 5/31/15	210,062
1,000,000	2.13%, 2/29/16	1,061,328
300,000	3.63%, 2/15/20	354,820
		6,748,615
Total U.S. Treasury Obligations		7,115,181

Shares	Security Description	Value
Investments in Affiliates (3.1%)
718,011	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(g)	$718,011
Total Investments in Affiliates		718,011

Total Investments (Cost $27,762,520)(h)—99.6%		23,190,653
Other assets in excess of liabilities — 0.4%		87,346
Net Assets — 100.0%		$23,277,999

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2012, illiquid securities were 2.5% of the Fund’s net assets.
(c)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2012.
(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
(e)	Issuer has defaulted on the payment of interest.
(f)	Rate represents the effective yield at purchase.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†	Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

MTN	Medium Term Note

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments
August 31, 2012

Principal Amount	Security Description	Value

Asset Backed Securities (2.8%)
$526,967	Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.62%, 12/23/37(a)(b)	$10,539
901,742	Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37(b)	18,035
953,266	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(a)	952,481
97,331	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.89%, 12/25/34(a)	94,091
118,629	RAAC, Series 2004-SP1, Class AI4, 5.29%, 8/25/27(a)	119,044
205,431	Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31(c)	191,852
Total Asset Backed Securities		1,386,042

Mortgage Backed Securities† (42.8%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.1%)
138,305	Bear Stearns Alternative-A Trust, Series 2006-6, Class 32A1, 2.84%, 11/25/36(a)	80,143
Alt-A - Fixed Rate Mortgage Backed Securities (8.3%)
60,851	Bank of America Alternative Loan Trust, Series 2005-9, Class 1CB3, 5.50%, 10/25/35	50,111
81,841	Bank of America Alternative Loan Trust, Series 2006-4, Class 4CB1, 6.50%, 5/25/46	67,722
90,324	Bear Stearns Asset Backed Securities, Inc., Series 2003-AC7, Class A1, 5.50%, 1/25/34(a)	92,944
95,670	Chaseflex Trust, Series 2005-2, Class 1A1, 6.00%, 6/25/35	85,468
64,291	Chaseflex Trust, Series 2007-1, Class 1A3, 6.50%, 2/25/37	39,514
253,000	Countrywide Alternative Loan Trust, Series 2005-46CB, Class A3, 5.50%, 10/25/35	215,316
483,034	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	346,302
41,183	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.00%, 10/25/34	40,850
86,269	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	65,050
565,840	Countrywide Alternative Loan Trust, Series 2007-9T1, Class 1A7, 6.00%, 5/25/37	388,063
466,646	Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A4, 6.25%, 12/25/36	323,072
274,349	JPMorgan Alternative Loan Trust, Series 2006-S4, Class A6, 5.71%, 12/25/36(a)	250,194

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$27,665	Master Alternative Loans Trust, Series 2004-13, Class 8A1, 5.50%, 1/25/25	$27,941
121,611	Master Alternative Loans Trust, Series 2003-8, Class 3A1, 5.50%, 12/25/33	125,788
157,471	Master Alternative Loans Trust, Series 2005-3, Class 1A1, 5.50%, 4/25/35	156,195
299,934	Master Alternative Loans Trust, Series 2004-10, Class 5A6, 5.75%, 9/25/34	305,949
149,888	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	154,238
205,088	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	208,087
67,101	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	67,731
79,961	Master Alternative Loans Trust, Series 2005-3, Class 7A1, 6.00%, 4/25/35	79,612
21,896	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	22,755
51,779	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	52,869
71,728	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	47,690
676,822	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	595,794
291,265	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	217,412
		4,026,667
Prime Adjustable Rate Mortgage Backed Securities (3.3%)
681,170	Citigroup Mortgage Loan Trust, Inc., Series 2010-3, Class 4A1, 2.52%, 2/25/36(a)	670,047
880,000	JPMorgan Mortgage Trust, Series 2005-A6, Class 2A4, 3.11%, 8/25/35(a)	748,577
35,767	JPMorgan Mortgage Trust, Series 2006-A4, Class 3A1, 5.45%, 6/25/36(a)	31,113
105,727	MLCC Mortgage Investors, Inc., Series 2004-HB1, Class A3, 2.49%, 4/25/29(a)	97,650
30,467	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-5, Class 4A1, 5.53%, 6/25/36(a)	24,232
65,704	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%, 8/20/35(a)	36,891
		1,608,510
Prime Fixed Mortgage Backed Securities (10.5%)
94,893	Bank of America Funding Corp., Series 2005-3, Class 1A9, 5.25%, 6/25/35	99,876
126,979	Bank of America Mortgage Securities, Series 2004-7, Class 2A2, 5.75%, 8/25/34	130,969
1,554	Chase Mortgage Finance Corp., Series 2005-S1, Class 1A9, 5.50%, 5/25/35	1,576

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$17,226	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	$17,421
113,948	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A3, 6.00%, 1/25/34	120,083
8,589	Chase Mortgage Finance Corp., Series 2002-S4, Class A23, 6.25%, 3/25/32	9,063
427,560	Chaseflex Trust, Series 2006-2, Class A5, 5.99%, 9/25/36(a)	343,194
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	11,957
100,000	Citicorp Mortgage Securities, Inc., Series 2006-3, Class 1A2, 6.25%, 6/25/36	104,215
115,210	Citigroup Mortgage Loan Trust, Inc., Series 2005-1, Class 3A1, 6.50%, 4/25/35	116,671
82,652	Countrywide Alternative Loan Trust, Series 2005-J3, Class 2A12, 5.50%, 5/25/35	37,381
122,080	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	124,609
108,000	Countrywide Home Loans, Series 2003-34, Class A15, 5.25%, 9/25/33	108,776
2,000	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	1,991
112,000	Countrywide Home Loans, Series 2003-14, Class A4, 5.50%, 6/25/33	114,757
35,309	Countrywide Home Loans, Series 2003-28, Class A8, 5.50%, 8/25/33	36,485
14,352	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	15,019
2,902	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	2,928
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	22,689
219,653	Countrywide Home Loans, Series 2005-J1, Class 1A8, 5.50%, 2/25/35	197,876
92,314	Countrywide Home Loans, Series 2005-12, Class 2A9, 5.50%, 5/25/35	92,784
40,843	Countrywide Home Loans, Series 2004-18, Class A1, 6.00%, 10/25/34	42,938
51,514	Countrywide Home Loans, Series 2004-21, Class A10, 6.00%, 11/25/34	52,558
499,575	Countrywide Home Loans, Series 2007-J3, Class A10, 6.00%, 7/25/37	394,544
77,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 1A5, 5.50%, 12/25/34	77,584
261,812	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-9, Class 3A1, 6.00%, 10/25/35	161,779
53,827	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 1A1, 4.50%, 10/25/21	50,445

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$846	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	$873
12,179	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33(a)	12,074
40,762	GMAC Mortgage Corp. Loan Trust, Series 2003-J6, Class A3, 5.50%, 10/25/33	41,264
9,694	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	9,741
123,367	JPMorgan Mortgage Trust, Series 2006-A2, Class 3A2, 5.54%, 4/25/36(a)	111,798
80,345	JPMorgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	79,698
113,852	JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37(a)(c)	117,560
45,821	Master Asset Securitization Trust, Series 2003-7, Class 1A1, 5.50%, 9/25/33	48,334
15,274	Master Asset Securitization Trust, Series 2003-7, Class 1A2, 5.50%, 9/25/33	16,111
225,000	Master Asset Securitization Trust, Series 2005-1, Class 2A4, 5.50%, 5/25/35	227,319
23,834	Master Asset Securitization Trust, Series 2004-3, Class 5A1, 6.25%, 1/25/32	24,204
134,034	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	139,798
14,554	Nomura Asset Acceptance Corp., Series 2003-A1, Class A2, 6.00%, 5/25/33	15,354
1,000,000	Prime Mortgage Trust, Series 2005-4, Class 2A3, 5.50%, 10/25/35	236,145
523,033	RAAC, Series 2004-SP2, Class A22, 6.00%, 1/25/32	529,434
6,138	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	6,298
22,464	Structured Asset Securities Corp., Series 2005-6, Class 4A1, 5.00%, 5/25/35	22,195
83,709	Structured Asset Securities Corp., Series 2004-3, Class 3A1, 5.50%, 3/25/19	86,324
100,599	Structured Asset Securities Corp., Series 2004-20, Class 5A1, 6.25%, 11/25/34	106,335
55,204	TBW Mortgage Backed Pass-Through Certificates, Series 2006-2, Class 7A1, 7.00%, 7/25/36	20,113
712,000	Washington Mutual Mortgage Pass-Through Certificates, Series 2005-3, Class 1CB5, 5.50%, 5/25/35	559,530
45,681	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB1, Class 4A, 6.00%, 6/25/34	48,633
8,374	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	8,848

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$31,888	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	$32,984
222,017	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A48, 6.00%, 6/25/37	32,504
55,106	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.00%, 12/28/37	57,305
		5,080,944
U.S. Government Agency Mortgage Backed Securities (20.6%)
34,346	Fannie Mae, 2.43%, 12/1/27, Pool #422279(a)	36,738
967,230	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	982,952
446,705	Fannie Mae, Series 2011-M7, Class AB, 2.51%, 9/25/18	468,056
445,819	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	461,717
984,374	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	1,019,786
873,253	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	912,582
485,297	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	517,117
3,169	Fannie Mae, 4.50%, 5/1/19, Pool #761398	3,505
1,079	Fannie Mae, 5.00%, 3/1/18, Pool #688031	1,175
3,862	Fannie Mae, 5.00%, 8/1/33, Pool #730856	4,253
2,400	Fannie Mae, 5.00%, 7/1/35, Pool #832198	2,630
117,461	Fannie Mae, 5.15%, 2/1/33, Pool #683235(a)	124,638
2,200	Fannie Mae, 5.50%, 2/1/33, Pool #683351	2,434
1,095	Fannie Mae, 5.50%, 9/1/34, Pool #725773	1,209
24,436	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	27,008
15,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	16,697
24,000	Fannie Mae, Series 1994-51, Class LL, 6.75%, 3/25/24	27,441
44,470	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	52,206
1,508	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	1,536
31,253	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	35,986
121,585	Fannie Mae Whole Loan, Series 2003-W6, Class 6A, 3.06%, 8/25/42(a)	131,852

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$45,704	Fannie Mae Whole Loan, Series 2002-W11, Class AF5, 5.48%, 11/25/32(a)	$45,688
476,387	Freddie Mac, Series 4019, Class GB, 2.00%, 12/15/41	478,625
36,297	Freddie Mac, 2.25%, 4/1/24, Pool #409624(a)	37,015
966,093	Freddie Mac, Series 4009, Class PK, 2.50%, 6/15/41	982,388
364,365	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	369,457
349,285	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	357,782
973,799	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	1,004,031
670,813	Freddie Mac, 3.50%, 11/1/25, Pool #J13585	710,166
321,073	Freddie Mac, Series 3780, Class MK, 3.50%, 10/15/40	337,504
85,493	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	89,551
20,423	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	22,399
13,001	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	14,577
42,917	Freddie Mac, Series 3133, Class TD, 6.00%, 9/15/34	44,840
2,280	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	2,516
61,378	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	69,674
748	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	771
7,120	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	8,110
4,721	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	5,166
46,797	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	48,342
17,025	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	19,596
258	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	261
397,023	Government National Mortgage Assoc., Series 2009-93, Class HG, 4.00%, 9/16/39	422,494
13,611	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	15,948
20,905	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	25,121
14,209	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	16,890
2,436	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	2,805

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value

Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$14,589	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	$16,858
275	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	316
6,475	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	7,546
		9,987,955
Total Mortgage Backed Securities		20,784,219

Corporate Bonds (13.8%)
Computers & Peripherals (1.0%)
505,000	Hewlett-Packard Co., 4.38%, 9/15/21	504,733
Diversified Financial Services (3.0%)
545,000	General Electric Capital Corp., 5.45%, 1/15/13	554,888
450,000	Murray Street Investment Trust I, 4.65%, 3/9/17(d)	469,709
500,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	411,250
		1,435,847
Diversified Manufacturing Operations (1.1%)
500,000	General Electric Co., 5.00%, 2/1/13	509,198
Financial Services (4.2%)
100,000	American International Group, Inc., 4.25%, 5/15/13(c)	102,102
100,000	Bank of America Corp., 6.50%, 8/1/16	114,039
100,000	BP Capital Markets PLC, 3.63%, 5/8/14	104,977
200,000	Citigroup, Inc., 5.13%, 5/5/14	211,329
500,000	I-Preferred Term Securities, 2.57%, 12/11/32, Callable 10/11/12 @ 100(a) (b)*	212,500
750,000	JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23(c)	786,532
1,000,000	Preferred Term Securities IX, 2.26%, 4/3/33, Callable 10/11/12 @ 100(a) (b)*	345,000
515,167	Preferred Term Securities XI, 2.07%, 9/24/33, Callable 10/11/12 @ 100(a) (b)*	164,853
203,271	Preferred Term Securities XXIII, 0.00%, 12/22/36(b)	61
		2,041,393

Principal Amount	Security Description	Value

Corporate Bonds, continued:
Insurance (0.4%)
$175,000	MetLife, Inc., 6.75%, 6/1/16	$209,270
Security Brokers & Dealers (2.8%)
500,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	565,823
700,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(e)	70
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	802,502
		1,368,395
Telecommunications (0.6%)
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/11/12 @ 101.07*	136,019
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 10/11/12 @ 101.07*	126,952
		262,971
Telecommunications-Services & Equipment (0.7%)
250,000	Verizon Communications, Inc., 8.75%, 11/1/18	350,652
Total Corporate Bonds		6,682,459

Taxable Municipal Bonds (0.9%)
Missouri (0.9%)
135,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	148,095
245,000	Missouri State Housing Development Community Single Family Mortgage Revenue, 5.78%, 3/1/38, Callable 9/1/16 @ 100, Insured by: GNMA, FNMA, FHLMC*	287,581
Total Taxable Municipal Bonds		435,676

U.S. Government Agency Securities (3.7%)
Fannie Mae
300,000	1.63%, 10/26/15(a)	312,140
500,000	3.00%, 9/26/31, Callable 9/26/12 @ 100(d)*	500,775
		812,915
Fannie Mae Strips
500,000	16.10%, 11/15/16(f)	479,203
Federal Home Loan Bank
500,000	1.25%, 6/28/22, Callable 9/28/12 @ 100*(d)	500,267
Total U.S. Government Agency Securities		1,792,385

See notes to financial statements.

CAVANAL HILL FUNDS
Bond Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Principal Amount	Security Description	Value

U.S. Treasury Obligations (34.0%)
U.S. Treasury Bonds
$500,000	3.00%, 5/15/42	$533,984
1,850,000	4.25%, 11/15/40	2,465,993
		2,999,977
U.S. Treasury Notes
2,500,000	1.00%, 10/31/16	2,555,470
250,000	1.25%, 8/31/15	257,051
500,000	1.25%, 10/31/15	514,531
1,000,000	1.50%, 7/31/16	1,041,641
500,000	1.75%, 5/31/16	525,000
875,000	2.00%, 11/15/21	917,588
1,650,000	2.25%, 11/30/17	1,785,610
500,000	2.75%, 2/15/19	558,437
500,000	3.63%, 2/15/20	591,367
4,000,000	3.63%, 2/15/21	4,755,000
		13,501,695
Total U.S. Treasury Obligations		16,501,672

Shares	Security Description	Value

Investments in Affiliates (2.0%)
967,343	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(g)	$967,343
Total Investments in Affiliates		967,343

Total Investments (Cost $50,847,912)(h)—100.0%		48,549,796
Liabilities in excess of other assets — 0.0%		(8,097)
Net Assets — 100.0%		$48,541,699

(a)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(b)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2012, illiquid securities were 1.6% of the Fund’s net assets.

(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2012.
(e)	Issuer has defaulted on the payment of interest.
(f)	Rate represents the effective yield at purchase.
(g)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(h)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Schedule of Portfolio Investments.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments
August 31, 2012

Shares	Security Description	Value
Common Stocks (49.8%)
Aerospace/Defense (0.4%)
1,080	Northrop Grumman Corp.	$72,241
3,093	Raytheon Co.	174,816
		247,057
Apparel Manufacturers (1.0%)
5,282	Coach, Inc.	307,043
1,836	NIKE, Inc., Class B	178,753
231	Ralph Lauren Corp.	36,648
822	VF Corp.	125,503
		647,947
Apparel/Footwear (0.5%)
9,181	Foot Locker, Inc.	317,387
Auto Manufacturers (0.2%)
6,974	Ford Motor Co.	65,137
2,864	Honda Motor Co. Ltd. ADR	91,333
		156,470
Auto Parts & Equipment (0.3%)
8,202	Gentex Corp.	143,699
1,069	Lear Corp.	41,509
		185,208
Automotive Parts (0.6%)
2,154	Advance Auto Parts, Inc.	153,192
712	Copart, Inc.(a)	19,018
1,268	O’Reilly Automotive, Inc.(a)	107,717
1,968	TRW Automotive Holdings Corp.(a)	86,021
		365,948
Banking (3.3%)
1,525	Capital One Financial Corp.	86,208
4,924	Comerica, Inc.	151,216
2,760	East West Bancorp, Inc.	60,554
6,572	Fifth Third Bancorp	99,500
8,443	First Niagara Financial Group, Inc.	66,615
16,061	JPMorgan Chase & Co.	596,506
6,383	PNC Financial Services Group	396,767
20,375	TrustCo Bank Corp. NY	113,693
6,436	U.S. Bancorp	215,027
7,295	Wells Fargo & Co.	248,249
6,495	Zions Bancorp	125,029
		2,159,364
Beverages (0.9%)
1,466	Brown-Forman Corp., Class B	93,971
2,987	Constellation Brands, Inc., Class A(a)	98,392
252	Monster Beverage Corp.(a)	14,850
3,423	PepsiCo, Inc.	247,928
2,791	The Coca-Cola Co.	104,383
		559,524
Biotechnology (0.1%)
745	Life Technologies Corp.(a)	35,544
Broadcasting/Cable (0.4%)
6,772	CBS Corp., Class B	246,095
759	Comcast Corp., Class A	25,449
		271,544
Building Materials (0.1%)
838	Nucor Corp.	31,551

Shares	Security Description	Value
Common Stocks, continued:
Building Materials, continued:
612	The Valspar Corp.	$32,644
		64,195
Business Equipment & Services (0.3%)
389	Diebold, Inc.	12,674
1,863	Paychex, Inc.	61,963
2,942	Pitney Bowes, Inc.	39,305
666	The Dun & Bradstreet Corp.	53,913
		167,855
Chemicals (0.9%)
1,502	Airgas, Inc.	124,771
588	Cytec Industries, Inc.	40,260
1,045	E.I. du Pont de Nemours & Co.	51,989
607	Eastman Chemical Co.	33,543
1,615	Ecolab, Inc.	103,408
1,542	Intrepid Potash, Inc.(a)	34,587
434	PPG Industries, Inc.	47,749
1,343	The Dow Chemical Co.	39,363
1,497	W.R. Grace & Co.(a)	86,467
		562,137
Coal (0.1%)
1,248	Alliance Holdings GP LP	60,403
Commercial Services (0.4%)
560	Alliance Data Systems Corp.(a)	77,084
1,679	Quanta Services, Inc.(a)	40,296
2,321	Total System Services, Inc.	53,801
1,659	Verisk Analytics, Inc., Class A(a)	80,494
		251,675
Computer Software & Services (1.2%)
4,751	Adobe Systems, Inc.(a)	148,564
718	BMC Software, Inc.(a)	29,725
923	Citrix Systems, Inc.(a)	71,708
1,251	EMC Corp.(a)	32,889
469	FactSet Research Systems, Inc.	43,274
6,376	Microsoft Corp.	196,508
6,432	Oracle Corp.	203,573
1,557	Verisign, Inc.(a)	74,238
		800,479
Computers & Peripherals (3.1%)
873	Anixter International, Inc.	52,494
1,499	Apple, Inc.	997,195
30,818	Cisco Systems, Inc.	588,007
3,096	Hewlett-Packard Co.	52,260
613	International Business Machines Corp.	119,443
1,710	Lexmark International, Inc., Class A	37,124
871	NCR Corp.(a)	19,502
4,164	NetApp, Inc.(a)	143,741
		2,009,766
Construction (0.0%)
1,506	D.R. Horton, Inc.	28,599
Consumer Products (0.6%)
998	Church & Dwight Co., Inc.	54,631
374	Snap-on, Inc.	25,963
214	The Clorox Co.	15,568
1,281	The Estee Lauder Cos., Inc., Class A	76,796

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Shares	Security Description	Value
Common Stocks, continued:
Consumer Products, continued:
2,831	The Procter & Gamble Co.	$190,215
		363,173
Distribution/Wholesale (0.2%)
1,573	Fastenal Co.	67,781
365	Genuine Parts Co.	23,053
517	MSC Industrial Direct Co., Inc., Class A	35,828
648	Tech Data Corp.(a)	31,480
		158,142
Diversified Financial Services (0.5%)
728	Berkshire Hathaway, Inc., Class B(a)	61,399
768	City National Corp.	39,437
2,853	CME Group, Inc.	156,630
413	Goldman Sachs Group, Inc.	43,662
		301,128
Diversified Manufacturing Operations (1.9%)
669	3M Co.	61,949
5,655	Corning, Inc.	67,804
1,874	Danaher Corp.	100,390
556	Donaldson Co., Inc.	19,621
2,027	Eaton Corp.	90,647
22,366	General Electric Co.	463,200
2,195	Honeywell International, Inc.	128,298
2,089	Packaging Corp. of America	66,890
8,166	Textron, Inc.	218,196
		1,216,995
Electric (0.0%)
904	Hawaiian Electric Industries, Inc.	23,983
Electric Integrated (0.7%)
401	Consolidated Edison, Inc.	24,309
1,280	Duke Energy Corp.	82,918
902	Integrys Energy Group, Inc.	48,699
1,642	Northwestern Corp.	60,097
4,895	Pepco Holdings, Inc.	94,522
2,696	Southern Co.	122,210
		432,755
Electrical Components & Equipment (0.2%)
1,455	AMETEK, Inc.	49,921
413	Hubbell, Inc., Class B	33,379
2,878	Molex, Inc.	76,411
		159,711
Electronic Components/Instruments (1.0%)
4,321	Agilent Technologies, Inc.	160,568
643	Amphenol Corp., Class A	39,140
3,757	Emerson Electric Co.	190,555
918	FLIR Systems, Inc.	18,176
817	Itron, Inc.(a)	35,425
2,100	Jabil Circuit, Inc.	47,838
1,060	L-3 Communications Holdings, Inc.	74,455
984	Thermo Fisher Scientific, Inc.	56,432
		622,589
Entertainment (0.4%)
10,474	Activision Blizzard, Inc.	123,174
1,027	Bally Technologies, Inc.(a)	45,486
4,448	Regal Entertainment Group, Class A	61,827
		230,487

Shares	Security Description	Value
Common Stocks, continued:
Finance-Investment Bank/Brokerage (0.1%)
3,794	Invesco Ltd.	$89,842
Financial Services (1.8%)
2,160	Bank of New York Mellon Corp.	48,686
2,354	Discover Financial Services	91,170
2,009	Eaton Vance Corp.	54,424
201	Franklin Resources, Inc.	23,597
978	Legg Mason, Inc.	24,039
3,369	Morgan Stanley	50,535
2,635	Royal Gold, Inc.	231,933
3,050	SLM Corp.	48,038
2,217	T. Rowe Price Group, Inc.	136,212
6,373	The NASDAQ OMX Group, Inc.	145,751
1,576	Visa, Inc.	202,122
751	Waddell & Reed Financial, Inc., Class A	22,230
4,672	Western Union Co.	82,274
		1,161,011
Food (0.1%)
1,312	Delhaize Group ADR	51,981
1,138	Hillshire Brands Co.	29,668
		81,649
Food Products & Services (0.5%)
2,121	Campbell Soup Co.	74,532
1,029	ConAgra Foods, Inc.	25,838
1,887	Hormel Foods Corp.	54,195
6,307	Safeway, Inc.	98,705
840	The Kroger Co.	18,715
4,925	Tyson Foods, Inc., Class A	77,125
		349,110
Food-Miscellaneous/Diversified (0.8%)
4,302	H.J. Heinz Co.	239,708
4,557	Snyder’s-Lance, Inc.	106,588
1,468	Whole Foods Market, Inc.	142,029
		488,325
Forest Products & Paper (0.0%)
619	Plum Creek Timber Co., Inc.	25,336
Gas (0.1%)
795	Air Products & Chemicals, Inc.	65,651
455	Sempra Energy	30,121
		95,772
Health Care (1.3%)
461	AMERIGROUP Corp.(a)	41,914
2,569	Coventry Health Care, Inc.	106,948
2,212	Express Scripts Holding Co.(a)	138,515
2,535	Health Net, Inc.(a)	58,939
1,869	Humana, Inc.	130,980
267	IDEXX Laboratories, Inc.(a)	25,381
5,437	UnitedHealth Group, Inc.	295,229
1,083	WellPoint, Inc.	64,839
		862,745
Healthcare-Products (0.3%)
1,715	The Cooper Cos., Inc.	143,803
1,457	Thoratec Corp.(a)	49,377
		193,180
Home Furnishings (0.1%)
2,538	Tempur-Pedic International, Inc.(a)	79,287

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Shares	Security Description	Value
Common Stocks, continued:
Hotels (0.3%)
3,178	Marriott International, Inc., Class A	$119,747
1,899	Wyndham Worldwide Corp.	99,014
		218,761
Household Products/Wares (0.1%)
1,744	The Scotts Miracle-Gro Co.	72,638
Human Resources (0.0%)

778	Manpower, Inc.	28,872
Insurance (1.2%)
1,426	Axis Capital Holdings Ltd.	48,584
1,029	Brown & Brown, Inc.	27,001
5,667	Fidelity National Financial, Inc., Class A	106,766
1,431	Lincoln National Corp.	33,228
6,117	Marsh & McLennan Cos., Inc.	209,018
468	PartnerRe Ltd.	34,351
2,159	Principal Financial Group, Inc.	59,243
314	RenaissanceRe Holdings Ltd.	24,257
2,247	The Allstate Corp.	83,768
1,051	The Chubb Corp.	77,658
1,551	Torchmark Corp.	79,380
		783,254
Internet (0.4%)
1,988	eBay, Inc.(a)	94,370
318	Expedia, Inc.	16,332
230	Google, Inc., Class A(a)	157,571
		268,273
Machinery & Equipment (1.0%)
1,508	AGCO Corp.(a)	63,472
718	Deere & Co.	53,929
3,147	Gardner Denver, Inc.	189,701
872	Lincoln Electric Holdings, Inc.	35,970
629	Regal-Beloit Corp.	42,810
2,546	Terex Corp.(a)	56,190
3,522	The Manitowoc Co., Inc.	45,363
2,093	United Technologies Corp.	167,126
		654,561
Machinery-Diversified (0.2%)
488	Flowserve Corp.	62,298
1,188	Teleflex, Inc.	78,444
		140,742
Media (0.3%)
711	Discovery Communications, Inc., Class A(a)	38,991
1,171	Liberty Media Corp. - Liberty Capital, Series A(a)	122,112
2,208	News Corp., Class A	51,645
		212,748
Medical Equipment & Supplies (0.5%)
1,242	Becton, Dickinson & Co.	94,367
1,202	C.R. Bard, Inc.	117,928
1,553	PerkinElmer, Inc.	42,397
947	Sirona Dental Systems, Inc.(a)	50,324
		305,016
Medical-Biotechnology (0.1%)
581	Celgene Corp.(a)	41,855

Shares	Security Description	Value
Common Stocks, continued:
Metals-Processing & Fabrication (0.1%)
746	Carpenter Technology Corp.	$35,256
1,082	Southern Copper Corp.	35,208
		70,464
Miscellaneous Manufacturing (0.2%)
995	Ingersoll-Rand PLC	46,526
2,953	ITT Corp.	58,765
		105,291
Oil & Gas (0.5%)
2,059	Denbury Resources, Inc.(a)	31,894
1,402	Dresser-Rand Group, Inc.(a)	70,969
473	Marathon Petroleum Corp.	24,478
702	Range Resources Corp.	45,763
1,909	RPC, Inc.	23,385
2,372	Suburban Propane Partners LP	91,797
3,304	WPX Energy, Inc.(a)	51,542
		339,828
Oil & Gas Exploration, Production and Services (2.0%)
998	Apache Corp.	85,578
2,838	Baker Hughes, Inc.	129,413
2,392	Devon Energy Corp.	138,329
1,481	Diamond Offshore Drilling, Inc.	99,257
1,337	Halliburton Co.	43,800
998	Helmerich & Payne, Inc.	45,549
1,546	Hess Corp.	78,119
1,414	Murphy Oil Corp.	72,581
1,022	Oil States International, Inc.(a)	79,961
9,583	Patterson-UTI Energy, Inc.	145,566
3,320	Questar Corp.	65,570
1,204	Schlumberger Ltd.	87,146
3,318	Southwestern Energy Co.(a)	103,289
1,201	Tesoro Corp.	47,728
3,234	Ultra Petroleum Corp.(a)	66,491
		1,288,377
Oil-Integrated Companies (2.0%)
2,076	Chevron Corp.	232,844
4,870	ConocoPhillips	276,567
3,419	Exxon Mobil Corp.	298,479
6,952	Marathon Oil Corp.	193,405
1,931	Occidental Petroleum Corp.	164,154
2,017	Total SA ADR	100,568
		1,266,017
Packaging & Containers (0.3%)
1,200	Ball Corp.	50,604
1,455	Bemis Co., Inc.	44,028
4,572	Owens-Illinois, Inc.(a)	79,919
		174,551
Paper Products (0.2%)
1,198	Kimberly-Clark Corp.	100,153
Personal Services (0.0%)
1,010	Service Corp. International	13,170
Pharmaceuticals (2.4%)
5,403	Abbott Laboratories	354,113
12,204	Bristol-Myers Squibb Co.	402,854
511	Eli Lilly & Co.	22,949
5,323	Forest Laboratories, Inc.(a)	184,655

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Shares	Security Description	Value
Common Stocks, continued:
Pharmaceuticals, continued:
319	Gilead Sciences, Inc.(a)	$18,403
4,671	Merck & Co., Inc	201,087
1,982	Perrigo Co	217,961
2,177	Roche Holding AG ADR	99,053
5,028	Warner Chilcott PLC, Class A	68,481
		1,569,556
Pipelines (0.5%)
990	ONEOK Partners LP	56,252
6,028	The Williams Cos., Inc.	194,524
942	Williams Partners LP	48,588
		299,364
Printing & Publishing (0.1%)
669	The McGraw-Hill Cos., Inc.	34,253
Raw Materials (0.2%)
3,381	Goldcorp, Inc.	138,993
Real Estate Investment Trusts (2.0%)
2,972	Annaly Capital Management, Inc.	51,445
1,104	Apartment Investment & Management Co., Class A	29,234
3,711	Brandywine Realty Trust	45,274
10,292	Campus Crest Communities, Inc.	111,154
3,728	Chesapeake Lodging Trust	69,453
7,470	Franklin Street Properties Corp.	83,066
10,986	General Growth Properties, Inc.	226,092
1,177	Hospitality Properties Trust	28,330
1,295	Jones Lang LaSalle, Inc.	93,408
1,104	Liberty Property Trust	40,716
3,200	Mack-Cali Realty Corp.	85,440
6,927	MFA Financial, Inc.	56,732
783	Rayonier, Inc.	38,359
4,640	Redwood Trust, Inc.	66,491
387	SL Green Realty Corp.	31,192
553	Sovran Self Storage, Inc.	31,438
1,403	Sun Communities, Inc.	64,272
1,416	Vornado Realty Trust	114,937
		1,267,033
REITS (0.3%)
3,968	DDR Corp.	60,393
2,648	Douglas Emmett, Inc.	63,525
504	Simon Property Group, Inc.	79,985
		203,903
Restaurants (0.9%)
1,022	Darden Restaurants, Inc.	53,093
3,082	McDonald’s Corp.	275,808
1,291	Starbucks Corp.	64,047
2,949	Yum! Brands, Inc.	187,910
		580,858
Retail (3.0%)
3,355	American Eagle Outfitters, Inc.	74,615
161	AutoZone, Inc.(a)	58,224
11,831	Barnes & Noble, Inc.(a)	141,617
1,911	Bed Bath & Beyond, Inc.(a)	128,362
3,490	Best Buy Co., Inc.	61,913
1,091	Big Lots, Inc.(a)	33,210
3,601	Chico’s FAS, Inc.	68,203

Shares	Security Description	Value
Common Stocks, continued:
Retail, continued:
161	Costco Wholesale Corp.	$15,757
2,042	Limited Brands, Inc.	99,241
4,302	Lithia Motors, Inc., Class A	125,661
572	Macy’s, Inc.	23,057
3,298	Nordstrom, Inc.	190,723
6,569	PetMed Express, Inc.	67,529
189	PVH Corp.	17,747
668	Signet Jewelers Ltd.	30,635
21,330	Staples, Inc.	232,924
2,139	Target Corp.	137,089
2,439	The Cato Corp., Class A	71,633
1,263	Wal-Mart Stores, Inc.	91,694
5,298	Walgreen Co.	189,457
2,562	Williams-Sonoma, Inc.	105,093
		1,964,384
Savings & Loans (0.1%)
4,580	New York Community Bancorp, Inc.	60,731
Semiconductors (1.7%)
1,833	Cree, Inc.(a)	51,691
10,899	Cypress Semiconductor Corp.	126,537
1,707	Fairchild Semiconductor International, Inc.(a)	24,786
7,697	Intel Corp.	191,116
803	KLA-Tencor Corp.	41,202
974	Lam Research Corp.(a)	33,243
4,364	Maxim Integrated Products, Inc.	118,439
3,747	Microchip Technology, Inc.	130,208
14,190	ON Semiconductor Corp.(a)	88,404
696	Silicon Laboratories, Inc.(a)	26,615
3,367	Teradyne, Inc.(a)	52,592
4,167	Texas Instruments, Inc.	121,010
2,312	Xilinx, Inc.	78,400
		1,084,243
Software (0.3%)
965	Intuit, Inc.	56,491
1,832	Nuance Communications, Inc.(a)	43,693
793	Red Hat, Inc.(a)	44,440
643	VMware, Inc., Class A(a)	57,253
		201,877
Technology (0.0%)
1,940	SAIC, Inc.	23,687
Telecommunications (0.8%)
2,821	AT&T, Inc.	103,362
3,935	Level 3 Communications, Inc.(a)	84,799
7,733	Telefonaktiebolaget LM Ericsson ADR, Series B	71,917
6,050	Verizon Communications, Inc.	259,787
		519,865
Telecommunications-Services & Equipment (0.9%)
6,957	QUALCOMM, Inc.	427,577
1,586	TW Telecom, Inc.(a)	39,888
3,951	Virgin Media, Inc.	108,929
		576,394
Tobacco & Tobacco Products (1.0%)
5,780	Altria Group, Inc.	196,289

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Tobacco & Tobacco Products, continued:
1,898	Philip Morris International, Inc.	$169,491
5,550	Reynolds American, Inc.	255,855
		621,635
Toys/Games/Hobbies (0.2%)
3,709	Hasbro, Inc.	139,125
Transportation (0.1%)
1,180	C.H. Robinson Worldwide, Inc.	66,800
2,805	Knightsbridge Tankers Ltd.	17,980
		84,780
Transportation & Shipping (0.8%)
2,440	FedEx Corp.	213,817
615	Kansas City Southern, Inc.	47,558
1,429	Norfolk Southern Corp.	103,545
1,304	Union Pacific Corp.	158,358
		523,278
Utilities-Electric (0.5%)
4,249	Ameren Corp.	139,027
2,097	Entergy Corp.	142,764
1,357	Westar Energy, Inc.	39,516
		321,307
Utilities-Natural Gas (0.1%)
1,213	UGI Corp.	36,972
Water (0.1%)
1,410	American Water Works Co., Inc.	51,987
Total Common Stocks		32,215,118

Asset Backed Securities (1.1%)
$239,251	Bayview Financial Acquisition Trust, Series 2006-A, Class 1A5, 5.70%, 2/28/41(b)	239,054
72,900	Residential Asset Mortgage Products, Inc., Series 2003-RS8, Class MI2, 5.88%, 9/25/33(b)	22,274
77,461	Residential Funding Mortgage Securities, Series 2004-HI1, Class A5, 5.18%, 4/25/29(b)	77,557
369,549	Saxon Asset Securities Trust, Series 2003- 3, Class AF5, 4.61%, 12/25/33(b)	339,548
Total Asset Backed Securities		678,433

Mortgage Backed Securities† (16.5%)
Alt-A - Adjustable Rate Mortgage Backed Securities (0.4%)
462,922	Bear Stearns Alternative-A Trust, Series 2007-2, Class 2A1, 2.77%, 4/25/37(b)	249,020
Alt-A - Fixed Rate Mortgage Backed Securities (4.5%)
236,026	Bank of America Alternative Loan Trust, Series 2005-10, Class 1CB4, 5.50%, 11/25/35	202,714
255,675	Bank of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.00%, 11/25/34	250,577
209,850	Citi Mortgage Alternative Loan Trust, Series 2007-A2, Class 1A5, 6.00%, 2/25/37	162,429

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$62,000	Countrywide Alternative Loan Trust, Series 2003-13T1, Class A9, 5.00%, 8/25/33	$62,729
148,000	Countrywide Alternative Loan Trust, Series 2003-15T2, Class A10, 5.00%, 8/25/33	143,809
5,428	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A4, 5.50%, 8/25/34	5,422
67,000	Countrywide Alternative Loan Trust, Series 2005-53T2, Class 2A4, 5.50%, 11/25/35	47,477
241,517	Countrywide Alternative Loan Trust, Series 2006-8T1, Class 2A3, 5.50%, 4/25/36	173,151
33,173	Countrywide Alternative Loan Trust, Series 2006-41CB, Class 2A4, 6.00%, 1/25/37	24,981
74,106	Countrywide Alternative Loan Trust, Series 2004-J2, Class 2A1, 6.50%, 3/25/34	76,775
17,561	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	17,384
227,500	Deutsche Alternative-A Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Class A3, 6.27%, 6/25/36(b)	167,984
114,152	Deutsche Mortgage Securities, Inc., Series 2003-4XS, Class A6A, 4.82%, 10/25/33(b)	112,570
20,513	Master Alternative Loans Trust, Series 2004-6, Class 10A1, 6.00%, 7/25/34	20,813
164,541	Master Alternative Loans Trust, Series 2004-8, Class 5A1, 6.00%, 9/25/34	173,665
143,906	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	150,587
495,923	Nomura Asset Acceptance Corp., Series 2005-AP1, Class 2A5, 4.86%, 2/25/35(b)	460,631
120,564	Nomura Asset Acceptance Corp., Series 2005-AP2, Class A5, 4.98%, 5/25/35(b)	109,200
216,020	Nomura Asset Acceptance Corp., Series 2006-AF1, Class 1A2, 6.16%, 5/25/36(b)	116,541
46,717	Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	46,937
35,864	Residential Asset Loans, Inc., Series 2006-QS5, Class A9, 6.00%, 5/25/36	23,845
7,327	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	7,474
180,486	Residential Asset Securitization Trust, Series 2005-A9, Class A3, 5.50%, 7/25/35	158,878

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Alt-A - Fixed Rate Mortgage Backed Securities, continued:
$83,219	Residential Asset Securitization Trust, Series 2006-A2, Class A3, 6.00%, 5/25/36	$62,118
138,145	Washington Mutual Mortgage Pass- Through Certificates, Series 2005-5, Class B14, 5.50%, 7/25/35	127,297
		2,905,988
Prime Adjustable Rate Mortgage Backed Securities (0.7%)
42,652	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 2A2, 3.10%, 9/25/34(b)	16,853
298,775	Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.71%, 5/26/37(b)(c)	308,899
129,410	JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37(b)(c)	132,631
		458,383
Prime Fixed Mortgage Backed Securities (4.6%)
350,000	American Home Mortgage Investment Trust, Series 2005-2, Class 5A4C, 5.41%, 9/25/35(b)	242,068
27,466	Bank of America Funding Corp., Series 2003-3, Class 1A4, 5.50%, 10/25/33	27,670
96,805	Bank of America Funding Corp., Series 2006-4, Class A14, 6.00%, 7/25/36	79,527
63,470	Bank of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	66,202
32,755	Bank of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	33,483
107,725	Chase Mortgage Finance Corp., Series 2003-S11, Class 3A1, 5.50%, 10/25/33	111,264
40,544	Chase Mortgage Finance Corp., Series 2007-A2, Class 7A1, 5.52%, 7/25/37(b)	39,129
81,401	Citigroup Mortgage Loan Trust, Inc., Series 2005-2, Class 1A4, 2.75%, 5/25/35(b)	75,163
339,668	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A2, 6.50%, 7/25/34	358,151
28,682	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	28,866
66,074	Countrywide Alternative Loan Trust, Series 2005-J8, Class 1A6, 5.50%, 7/25/35	15,720
141,910	Countrywide Home Loans, Series 2005- 22, Class 2A1, 2.72%, 11/25/35(b)	106,626
9,829	Countrywide Home Loans, Series 2003- 20, Class 1A14, 5.50%, 7/25/33	9,343
131,792	Countrywide Home Loans, Series 2005- J1, Class 1A8, 5.50%, 2/25/35	118,725
237,277	Countrywide Home Loans, Series 2005- 12, Class 2A9, 5.50%, 5/25/35	238,485

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
Prime Fixed Mortgage Backed Securities, continued:
$178,419	Countrywide Home Loans, Series 2007- J3, Class A10, 6.00%, 7/25/37	$140,908
42,000	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-1, Class 2A1, 5.50%, 2/25/35	34,318
57,348	Credit Suisse Mortgage Capital Certificates, Series 2006-2, Class 3A1, 6.50%, 3/25/36	37,670
44,979	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	45,978
6,700	GSR Mortgage Loan Trust, Series 2003- 3F, Class 1A2, 5.00%, 4/25/33	6,743
8,861	GSR Mortgage Loan Trust, 5.50%, 3/25/35	8,844
11,701	GSR Mortgage Loan Trust, Series 2006- 10F, Class 5A1, 6.00%, 1/25/27	11,059
107,257	Lehman Mortgage Trust, Series 2005-3, Class 2A3, 5.50%, 1/25/36	107,366
6,766	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	7,089
36,463	Master Asset Securitization Trust, Series 2003-8, Class 1A1, 5.50%, 9/25/33	38,099
210,357	Residential Asset Mortgage Products, Inc., Series 2003-RZ5, Class A7, 4.97%, 9/25/33(b)	216,264
65,241	Residential Asset Mortgage Products, Inc., Series 2004-SL1, Class A7, 7.00%, 11/25/31	67,036
255,459	Structured Asset Securities Corp., Series 2005-3, Class 1A8, 5.75%, 3/25/35	238,573
3,230	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	3,265
22,612	Wells Fargo Mortgage Backed Securities Trust, Series 2004-7, Class 2A2, 5.00%, 7/25/19	23,388
342,980	Wells Fargo Mortgage Backed Securities Trust, Series 2007-9, Class 1A5, 5.50%, 7/25/37	358,286
74,890	Wells Fargo Mortgage Backed Securities Trust, Series 2006-11, Class A8, 6.00%, 9/25/36	73,122
		2,968,430
U.S. Government Agency Mortgage Backed Securities (6.3%)
241,808	Fannie Mae, Series 2012-2, Class HA, 2.50%, 5/25/41	245,738
248,169	Fannie Mae, Series 2011-M7, Class AB, 2.51%, 9/25/18	260,031
222,910	Fannie Mae, Series 2011-124, Class CG, 3.00%, 9/25/29	230,858
566,015	Fannie Mae, Series 2012-38, Class AG, 3.00%, 2/25/39	586,377
222,679	Fannie Mae, Series 2011-118, Class NA, 3.00%, 11/25/41	232,708
31,189	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	32,395

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Continued
August 31, 2012

Principal Amount	Security Description	Value
Mortgage Backed Securities†, continued:
U.S. Government Agency Mortgage Backed Securities, continued:
$485,029	Fannie Mae, 4.00%, 2/1/41, Pool #AB2264	$520,769
242,648	Fannie Mae, Series 2012-16, Class K, 4.00%, 10/25/41	258,558
111,481	Fannie Mae, 4.50%, 4/1/35, Pool #814522	120,776
3,213	Fannie Mae, 5.00%, 3/1/18, Pool #681351	3,500
112,519	Fannie Mae, 5.50%, 10/1/35, Pool #838584	124,152
11,497	Fannie Mae, 6.00%, 5/1/35, Pool #357778	12,778
18,000	Fannie Mae, Series 1999-18, Class LL, 6.50%, 4/18/29	20,396
84,554	Fannie Mae Grantor Trust, Series 2002- T6, Class A1, 3.31%, 2/25/32	87,667
23,148	Freddie Mac, 1.87%, 6/1/28, Pool #605508(b)	23,464
170,037	Freddie Mac, Series 3982, Class AJ, 3.00%, 6/15/36	172,413
363,838	Freddie Mac, Series 3879, Class NK, 3.00%, 5/15/39	372,690
389,520	Freddie Mac, Series 4012, Class MH, 3.00%, 11/15/40	401,613
74,904	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	78,703
4,888	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	5,303
7,722	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	8,496
8,163	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	8,980
11,133	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	11,885
27,006	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	31,187
116,974	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	134,923
2,378	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	2,690
50,311	Government National Mortgage Assoc., 6.31%, 3/20/33, Pool #612258	57,310
3,732	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	4,450
23,005	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	27,645
		4,078,455
Total Mortgage Backed Securities		10,660,276

Principal Amount	Security Description	Value
Corporate Bonds (4.7%)
Diversified Financial Services (0.6%)
$250,000	Charles Schwab Corp., 4.95%, 6/1/14	$268,942
150,000	Springleaf Finance Corp., 6.90%, 12/15/17, MTN	123,375
		392,317
Financial Services (2.6%)
750,000	Bank of America Corp., 6.50%, 8/1/16	855,292
125,000	BP Capital Markets PLC, 3.63%, 5/8/14	131,221
100,000	Citigroup, Inc., 5.50%, 4/11/13	102,716
375,000	Citigroup, Inc., 5.85%, 7/2/13	389,442
150,000	Citigroup, Inc., 6.50%, 8/19/13	157,757
194,797	Preferred Term Securities XX, 0.92%, 3/22/38, Callable 10/11/12 @ 100(b) (c)*	69,153
121,963	Preferred Term Securities XXIII, 0.00%, 12/22/36(d)	37
266,391	Regional Diversified Funding, 1.77%, 1/25/36(b)(d)	2,664
		1,708,282
Insurance (0.4%)
250,000	Jackson National Life Global, 5.38%, 5/8/13(c)	257,326
Real Estate Investment Trusts (0.3%)
200,000	Arden Realty LP, 5.25%, 3/1/15, Callable 12/1/14 @ 100*	216,929
Retail (0.4%)
250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	262,404
Security Brokers & Dealers (0.4%)
200,000	Bear Stearns Co., Inc., 5.55%, 1/22/17	226,329
350,000	Lehman Brothers Holdings, Inc., 6.50%, 7/19/17(e)	35
		226,364
Total Corporate Bonds		3,063,622

Taxable Municipal Bonds (0.4%)
Illinois (0.2%)
150,000	Northern Illinois Municipal Power Agency Power Project Revenue, Build America Bonds, 6.29%, 1/1/21, Callable 1/1/19 @ 100*	170,902
Missouri (0.2%)
100,000	Hanley Road Corridor Transnational Development Missouri Transnational Tax Revenue, Build America Bonds, 7.50%, 10/1/39, Callable 10/1/19 @ 100*	109,700
Total Taxable Municipal Bonds		280,602

See notes to financial statements.

CAVANAL HILL FUNDS
Balanced Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Principal Amount	Security Description	Value
U.S. Government Agency Securities (3.5%)
Fannie Mae
$250,000	1.63%, 10/26/15	$260,116
250,000	3.00%, 9/26/31, Callable 9/26/12 @ 100(f )*	250,388
202,010	4.00%, 4/1/25	216,300
500,000	5.00%, 2/13/17	595,687
		1,322,491
Fannie Mae Strips
300,000	16.10%, 11/15/16(g)	287,522
Freddie Mac
600,000	2.50%, 1/7/14	618,495
Total U.S. Government Agency Securities		2,228,508

U.S. Treasury Obligations (13.6%)
U.S. Treasury Bonds
500,000	3.00%, 5/15/42	533,985
1,000,000	4.25%, 11/15/40	1,332,969
		1,866,954
U.S. Treasury Notes
1,050,000	0.25%, 4/30/14	1,050,411
800,000	2.00%, 11/15/21	838,938
300,000	2.13%, 2/29/16	318,398
1,125,000	2.25%, 11/30/17	1,217,461
500,000	2.75%, 2/28/18	555,273
810,000	2.75%, 2/15/19	904,669
1,000,000	3.63%, 2/15/21	1,188,750
750,000	4.50%, 2/15/16	856,465
		6,930,365
Total U.S. Treasury Obligations		8,797,319

Shares	Security Description	Value
Investment Companies (3.4%)
22,776	iShares MSCI EAFE Index Fund	$1,175,241
26,020	iShares MSCI Emerging Markets Index Fund	1,022,066
Total Investment Companies		2,197,307

Investments in Affiliates (6.8%)
4,392,963	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(h)	4,392,963
Total Investments in Affiliates		4,392,963

Total Investments (Cost $58,351,708)(i)—99.8%		64,514,148
Other assets in excess of liabilities — 0.2%		143,689
Net Assets — 100.0%		$64,657,837

(a)	Non-income producing security.
(b)	Variable rate investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(c)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.

(d)
Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees. At August 31, 2012, illiquid securities were 0.00% of the Fund’s net assets.

(e)	Issuer has defaulted on the payment of interest.
(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at August 31, 2012.
(g)	Rate represents the effective yield at purchase.
(h)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(i)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.
†
Mortgage backed securities are classified based on the characteristics of their underlying collateral, the fixed vs. variable nature of the obligations, and the credit standing of the mortgagors. The fixed or variable rate nature of securities interest payments to which the fund is entitled may not coincide with the payment nature of the collateral underlying the securities.

*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.

ADR	American Depositary Receipt
MTN	Medium Term Note
Re-REMIC	Restructured Real Estate Mortgage Investment Conduits

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments
August 31, 2012

Shares	Security Description	Value
Common Stocks (99.2%)
Apparel Manufacturers (5.2%)
11,823	Coach, Inc.	$687,271
8,541	NIKE, Inc., Class B	831,552
		1,518,823
Auto Manufacturers (1.0%)
32,457	Ford Motor Co.	303,148
Automotive Parts (3.5%)
10,054	Advance Auto Parts, Inc.	715,040
3,799	O’Reilly Automotive, Inc.(a)	322,725
		1,037,765
Banking (11.5%)
7,098	Capital One Financial Corp.	401,250
22,914	Comerica, Inc.	703,689
30,584	Fifth Third Bancorp	463,042
18,104	JPMorgan Chase & Co.	672,383
9,072	PNC Financial Services Group	563,915
17,437	U.S. Bancorp	582,570
		3,386,849
Beverages (1.9%)
7,665	PepsiCo, Inc.	555,176
Chemicals (1.6%)
7,520	Ecolab, Inc.	481,506
Computer Software & Services (1.6%)
14,751	Oracle Corp.	466,869
Computers & Peripherals (13.0%)
2,201	Apple, Inc.	1,464,193
75,579	Cisco Systems, Inc.	1,442,047
14,401	Hewlett-Packard Co.	243,089
19,384	NetApp, Inc.(a)	669,136
		3,818,465
Consumer Products (1.1%)
4,679	The Procter & Gamble Co.	314,382
Diversified Financial Services (1.0%)
3,397	Berkshire Hathaway, Inc., Class B(a)	286,503
Diversified Manufacturing Operations (5.4%)
8,724	Danaher Corp.	467,345
39,061	General Electric Co.	808,953
5,322	Honeywell International, Inc.	311,071
		1,587,369
Electronic Components/Instruments (2.3%)
8,451	Emerson Electric Co.	428,635
4,581	Thermo Fisher Scientific, Inc.	262,720
		691,355
Financial Services (3.6%)
10,985	Discover Financial Services	425,449
10,321	T. Rowe Price Group, Inc.	634,122
		1,059,571
Food-Miscellaneous/Diversified (1.9%)
10,207	H.J. Heinz Co.	568,734
Gas (1.0%)
3,702	Air Products & Chemicals, Inc.	305,711
Health Care (3.0%)
8,379	Express Scripts Holding Co.(a)	524,693

Shares	Security Description	Value
Common Stocks, continued:
Health Care, continued:
5,322	Humana, Inc.	$372,966
		897,659
Internet (3.0%)
9,256	eBay, Inc.(a)	439,382
635	Google, Inc., Class A(a)	435,032
		874,414
Machinery & Equipment (1.8%)
6,636	United Technologies Corp.	529,885
Medical Equipment & Supplies (2.8%)
5,785	Becton, Dickinson & Co.	439,544
3,835	C.R. Bard, Inc.	376,252
		815,796
Oil & Gas Exploration, Production and Services (7.2%)
4,593	Apache Corp.	393,850
9,388	Baker Hughes, Inc.	428,093
7,758	Devon Energy Corp.	448,645
7,191	Hess Corp.	363,361
15,488	Southwestern Energy Co.(a)	482,141
		2,116,090
Oil-Integrated Companies (1.1%)
3,920	Occidental Petroleum Corp.	333,239
Pharmaceuticals (2.6%)
22,962	Bristol-Myers Squibb Co.	757,976
Pipelines (1.5%)
13,944	The Williams Cos., Inc.	449,973
Raw Materials (1.1%)
8,181	Goldcorp, Inc.	336,321
Restaurants (3.3%)
7,341	McDonald’s Corp.	656,946
4,922	Yum! Brands, Inc.	313,630
		970,576
Retail (7.5%)
28,486	Barnes & Noble, Inc.(a)	340,977
5,735	Bed Bath & Beyond, Inc.(a)	385,220
35,692	Staples, Inc.	389,757
9,984	Target Corp.	639,875
12,529	Walgreen Co.	448,037
		2,203,866
Semiconductors (0.9%)
9,444	Texas Instruments, Inc.	274,254
Telecommunications-Services & Equipment (3.5%)
16,925	QUALCOMM, Inc.	1,040,210
Toys/Games/Hobbies (0.8%)
5,956	Hasbro, Inc.	223,410
Transportation & Shipping (3.5%)
6,182	FedEx Corp.	541,729
6,653	Norfolk Southern Corp.	482,076
		1,023,805
Total Common Stocks		29,229,700

See notes to financial statements.

CAVANAL HILL FUNDS
U.S. Large Cap Equity Fund

Schedule of Portfolio Investments, Concluded
August 31, 2012

Shares	Security Description	Value
Investments in Affiliates (1.4%)
404,150	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	$404,150
Total Investments in Affiliates		404,150
Total Investments (Cost $24,842,939)(c)—100.6%		29,633,850
Liabilities in excess of other assets — (0.6)%		(179,249)
Net Assets — 100.0%		$29,454,601

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

CAVANAL HILL FUNDS
Opportunistic Fund

Schedule of Portfolio Investments
August 31, 2012

Shares	Security Description	Value
Common Stocks (91.1%)
Apparel (1.0%)
1,084	Citi Trends, Inc.(a)	$12,591
Apparel Manufacturers (4.6%)
1,020	Coach, Inc	59,293
Auto Parts & Equipment (1.6%)
1,174	Gentex Corp.	20,569
Automotive Parts (1.5%)
276	Advance Auto Parts, Inc.	19,629
Banking (9.6%)
1,375	Chemical Financial Corp	31,542
1,409	First Horizon National Corp.	12,625
1,271	Fulton Financial Corp.	12,367
1,358	JPMorgan Chase & Co.	50,436
2,941	TrustCo Bank Corp. NY	16,411
		123,381
Banks (1.0%)
1,494	First South Bancorp, Inc.(a)	6,305
700	Orrstown Financial Services, Inc.(a)	6,125
		12,430
Coal (1.9%)
511	Alliance Holdings GP LP	24,732
Commercial Services (1.0%)
1,664	Zipcar, Inc.(a)	13,146
Computers & Peripherals (13.2%)
118	Apple, Inc.	78,498
2,430	Cisco Systems, Inc	46,365
1,167	Hewlett-Packard Co.	19,699
714	NetApp, Inc.(a)	24,647
		169,209
Consumer Services (3.0%)
743	Coinstar, Inc.(a)	37,982
Diversified Financial Services (2.6%)
2,030	Marlin Business Services Corp	33,576
Electronic Components/Instruments (1.9%)
1,210	FLIR Systems, Inc.	23,958
Financial Services (2.4%)
3,552	Investment Technology Group, Inc.(a)	30,085
Health Care (0.5%)
465	Given Imaging Ltd.(a)	6,310
Home Furnishings (1.4%)
1,025	Newell Rubbermaid, Inc.	18,378
Household Products/Wares (2.0%)
622	The Scotts Miracle-Gro Co.	25,906
Oil & Gas (4.5%)
1,490	Suburban Propane Partners LP	57,663
Real Estate Investment Trusts (7.7%)
5,324	Campus Crest Communities, Inc.	57,499
3,755	Franklin Street Properties Corp.	41,756
		99,255

Shares	Security Description	Value
Common Stocks, continued:
Restaurants (4.0%)
862	Red Robin Gourmet Burgers, Inc.(a)	$26,731
2,663	Sonic Corp.(a)	24,952
		51,683
Retail (18.6%)
1,260	Aaron’s, Inc.	37,636
3,584	Barnes & Noble, Inc.(a)	42,901
365	Bed Bath & Beyond, Inc.(a)	24,517
952	Kirkland’s, Inc.(a)	9,234
878	Lithia Motors, Inc., Class A	25,646
3,664	PetMed Express, Inc.	37,666
3,097	Staples, Inc	33,819
921	The Cato Corp., Class A	27,050
		238,469
Semiconductors (5.0%)
5,776	Amkor Technology, Inc.(a)	27,089
5,820	ON Semiconductor Corp.(a)	36,259
		63,348
Telecommunications (0.9%)
569	ADTRAN, Inc.	11,545
Transportation & Shipping (1.2%)
1,215	Heartland Express, Inc.	15,819
Total Common Stocks		1,168,957

Convertible Preferred Stocks (3.9%)
Real Estate Investment Trusts (3.9%)
191	Chesapeake Lodging Trust, Series A, 7.75%, Callable 7/17/17 @ 25	4,928
1,711	MFA Financial, Inc., 8.00%, Callable 4/15/17 @ 25	44,229
Total Convertible Preferred Stocks		49,157

Investments in Affiliates (8.4%)
107,869	Cavanal Hill Cash Management Fund, Institutional Class, 0.01%(b)	107,869
Total Investments in Affiliates		107,869

Total Investments (Cost $1,305,904)(c)—103.4%		1,325,983
Liabilities in excess of other assets — (3.4)%		(43,245)
Net Assets — 100.0%		$1,282,738

(a)	Non-income producing security.
(b)	Money market investment. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2012.
(c)	Represents cost for financial reporting purposes. The cost for tax reporting purposes can be found in Note 6 in the Notes to Financial Statements.

See notes to financial statements.

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CAVANAL HILL FUNDS

Notes to Financial Statements
August 31, 2012

1.	Organization:

The Cavanal Hill Funds (the “Trust”) was organized on October 1, 1987, as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. As of August 31, 2012, the Trust offered shares of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund (each individually referred to as a “Money Market Fund” and collectively, the “Money Market Funds”), Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund (each referred to as a “Fund” and collectively, “the Funds”). The Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund are each authorized to issue an unlimited number of shares in three classes of shares: No-Load Investor Shares (the “Investor Shares”), Institutional Shares and A Shares. The Money Market Funds are each authorized to issue an unlimited number of shares in five classes of shares: Administrative Shares, Institutional Shares, Select Shares, Service Shares and Premier Shares. As of August 31, 2012, the Service Shares of the Cash Management Fund and Tax-Free Money Market Fund, the Select Shares of the U.S. Treasury Fund and Cash Management Fund, and the Premier Shares of the Money Market Funds were not offered for sale. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (Rule 12b-1 of the 1940 Act) and shareholder servicing fees, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fair Value Measurements:

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets.

•	Level 2 – other observable significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but as this valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

When determining the fair value of the Funds’ investments, additional consideration is given to those assets or liabilities that have experienced a significant decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly. In cases where market prices for portfolio securities are not readily available, or where prices provided by pricing services are believed not to reflect current value, a Pricing Committee established by the Board of Trustees (the “Board”) determines in good faith, subject to Trust procedures, the fair value of such portfolio securities. Examples of the types of securities that may be fair valued include thinly traded or illiquid securities, high-yield securities and fixed-income securities held in amounts less than their normal unit of trading.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

The following is a summary categorization, as of August 31, 2012, of each Fund’s investments based on the inputs used in determining the value of such investments:

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

U.S. Treasury Fund
FDIC Guaranteed Obligations1	$—	$11,479,693	$—	$11,479,693
U.S. Treasury Obligations	—	421,053,950	—	421,053,950
Repurchase Agreements	—	543,959,996	—	543,959,996
Total Investments	—	976,493,639	—	976,493,639

Cash Management Fund
Commercial Paper1	—	229,923,321	—	229,923,321
U.S. Government Agency Securities	—	210,129,642	—	210,129,642
Repurchase Agreements	—	497,917,622	—	497,917,622
Total Investments	—	937,970,585	—	937,970,585

Tax-Free Money Market Fund
Municipal Bonds2	—	418,913,378	—	418,913,378
Investment Companies	17,778,110	—	—	17,778,110
Total Investments	17,778,110	418,913,378	—	436,691,488

Intermediate Tax-Free Bond Fund
Municipal Bonds2	—	39,005,876	—	39,005,876
Investments in Affiliates	4,817,826	—	—	4,817,826
Total Investments	4,817,826	39,005,876	—	43,823,702

Short-Term Income Fund
Asset Backed Securities	—	7,049,160	—	7,049,160
Mortgage Backed Securities3	—	41,195,408	—	41,195,408
Corporate Bonds1	—	16,545,907	—	16,545,907
Municipal Bonds2	—	1,837,328	—	1,837,328
U.S. Government Agency Securities	—	4,492,391	—	4,492,391
U.S. Treasury Obligations	—	43,147,576	—	43,147,576
Investments in Affiliates	6,868,400	—	—	6,868,400
Total Investments	6,868,400	114,267,770	—	121,136,170

Intermediate Bond Fund
Asset Backed Securities	—	741,605	—	741,605
Mortgage Backed Securities3	—	9,080,547	—	9,080,547
Corporate Bonds1	—	4,576,903	—	4,576,903
U.S. Government Agency Securities	—	958,406	—	958,406
U.S. Treasury Obligations	—	7,115,181	—	7,115,181
Investments in Affiliates	718,011	—	—	718,011
Total Investments	718,011	22,472,642	—	23,190,653

Bond Fund
Asset Backed Securities	—	1,386,042	—	1,386,042
Mortgage Backed Securities3	—	20,784,219	—	20,784,219
Corporate Bonds1	—	6,682,459	—	6,682,459
Taxable Municipal Bonds2	—	435,676	—	435,676
U.S. Government Agency Securities	—	1,792,385	—	1,792,385
U.S. Treasury Obligations	—	16,501,672	—	16,501,672
Investments in Affiliates	967,343	—	—	967,343
Total Investments	967,343	47,582,453	—	48,549,796

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

Fund	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total

Balanced Fund
Common Stocks1	$32,215,118	$—	$—	$32,215,118
Asset Backed Securities	—	678,433	—	678,433
Mortgage Backed Securities3	—	10,660,276	—	10,660,276
Corporate Bonds1	—	3,063,622	—	3,063,622
Taxable Municipal Bonds2	—	280,602	—	280,602
U.S. Government Agency Securities	—	2,228,508	—	2,228,508
U.S. Treasury Obligations	—	8,797,319	—	8,797,319
Investment Companies	2,197,307	—	—	2,197,307
Investments in Affiliates	4,392,963	—	—	4,392,963
Total Investments	38,805,388	25,708,760	—	64,514,148

U.S. Large Cap Equity Fund
Common Stocks1	29,229,700	—	—	29,229,700
Investments in Affiliates	404,150	—	—	404,150
Total Investments	29,633,850	—	—	29,633,850

Opportunistic Fund
Common Stocks1	1,168,957	—	—	1,168,957
Convertible Preferred Stocks1	49,157	—	—	49,157
Investments in Affiliates	107,869	—	—	107,869
Total Investments	1,325,983	—	—	1,325,983

1	Please see the Schedule of Portfolio Investments for Industry classification.
2	Please see the Schedule of Portfolio Investments for State classification.
3	Please see the Schedule of Portfolio Investments for Mortgage Backed Securities classification.

The Funds determine transfers between fair value hierarchy levels based on valuations at the reporting period end. There were no transfers between Level 1 and 2 as of August 31, 2012, based on levels assigned to securities on August 31, 2011.

Securities Valuation:

The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization or accretion to maturity of any premium or discount, respectively, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the investment. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities are valued in the Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund ( the “Variable Net Asset Value Funds”).

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded (except for those traded on NASDAQ, which are valued at the NASDAQ Official Closing Price). If there have been no sales for the day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded. Domestic equity securities are typically categorized as Level 1 in the fair value hierarchy.

Fixed-income securities are valued using matrix pricing as determined by an independent pricing service approved by the Board. Fixed-income securities are valued using various inputs including new issue data, benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy. In addition to the inputs noted for fixed-income securities, asset-backed and mortgage-backed securities are valued using principal payment and collateral performance information, and are typically categorized as Level 2 in the fair value hierarchy.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

Short-term fixed-income securities purchased with 60 days or fewer to maturity and of sufficient credit quality are valued at amortized cost, which approximates current value, and are typically categorized as Level 2 in the fair value hierarchy.

Open-end mutual fund investments are valued at the most recently calculated net asset value, and are typically categorized as Level 1 in the fair value hierarchy.

Repurchase agreements are valued at original cost, and are typically categorized as Level 2 in the fair value hierarchy.

Security Transactions and Related Income:

For all purposes other than financial reporting, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Restricted Securities:

A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At August 31, 2012, the Cash Management Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund held restricted securities representing 22.1%, 6.6%, 7.7% 4.0%, and 1.2% of net assets, respectively. The restricted securities held as of August 31, 2012 are identified below:

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Cash Management Fund:
Chevron Corp., 0.10%, 9/6/12	7/24/12	$29,996,333	$30,000,000	$29,999,583
Google, Inc., 0.12%, 10/11/12	7/19/12	29,991,600	30,000,000	29,996,000
Johnson & Johnson, 0.18%, 9/26/12	4/17/12	29,975,700	30,000,000	29,996,250
Nestle Capital Corp., 0.30%, 2/25/13	4/30/12	29,924,750	30,000,000	29,955,750
The Coca-Cola Co., 0.23%, 10/2/12	4/11/12	14,983,325	15,000,000	14,997,029
The Coca-Cola Co., 0.26%, 1/4/13	7/19/12	9,987,794	10,000,000	9,990,972
The Procter & Gamble Co., 0.13%, 10/3/12	8/8/12	29,993,933	30,000,000	29,996,534
Wal-Mart Stores, Inc., 0.12%, 9/14/12	8/2/12	19,997,133	20,000,000	19,999,133
Wal-Mart Stores, Inc., 0.12%, 10/2/12	8/29/12	9,998,867	10,000,000	9,998,967

Short-Term Income Fund:
Alesco Preferred Funding Ltd., Series 8A, Class C2, 1.82%, 12/23/35	7/24/07	1,050,849	1,096,536	90,464
Citigroup Mortgage Loan Trust, Inc., Series 2009-5, Class 6A1, 6.00%, 2/25/37	12/14/09	539,165	550,168	576,690
Citigroup Mortgage Loan Trust, Inc., Series 2004-2, Class 2A1, 6.50%, 8/25/18	6/6/07	5,979	5,976	6,203
CNL Funding, Series 1999-1, Class A2, 7.65%, 6/18/14	3/26/12	2,155,495	2,082,604	2,146,540
Credit Suisse Mortgage Capital Certificates, Series 2009-2R, Class 2A5, 2.91%, 6/26/37	3/30/10	676,568	689,385	680,473
I-Preferred Term Securities IV, 1.22%, 6/24/34, Continuously Callable @ 100	3/8/06	1,470,000	1,500,000	825,000
Jackson National Life Global, 5.38%, 5/8/13	7/20/09	881,315	875,000	900,643
JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37	9/2/09	264,500	275,521	284,494
JPMorgan Re-REMIC, Series 2009-5, Class 2A1, 2.15%, 1/26/37	8/27/10	273,017	276,325	274,540
JPMorgan Re-REMIC, Series 2009-7, Class 2A1, 6.00%, 2/27/37	12/9/10	1,317,418	1,310,566	1,340,279
JPMorgan Re-REMIC, Series 2009-7, Class 8A1, 5.43%, 1/27/47	10/1/09	188,426	196,277	200,077
JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37	8/31/11	498,107	488,340	500,496
Preferred Term Securities IX, 2.26%, 4/3/33, Continuously Callable @ 100	3/17/03	500,000	500,000	172,500
Preferred Term Securities V, 2.56%, 4/3/32, Continuously Callable @ 100	9/14/06	305,967	317,096	12,684
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	398,411	406,542	122

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

Security	Acquisition Date	Acquisition Cost	Principal Amount	Fair Value
Intermediate Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.62%, 12/23/37	11/27/07	$532,073	$685,057	$13,701
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	8/4/08	176,336	901,742	18,035
I-Preferred Term Securities, 2.57%, 12/11/32, Callable 10/11/12 @100	4/9/03	502,835	500,000	212,500
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	8/27/10	500,000	500,000	524,354
Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	6/2/06	78,995	78,995	75,844
Preferred Term Securities IX, 2.26%, 4/3/33, Callable 10/11/12 @ 100	3/18/03	500,000	500,000	172,500
Preferred Term Securities XI, 2.07%, 9/24/33, Callable 10/11/12 @ 100	9/12/03	515,167	515,167	164,854
Preferred Term Securities XX, 0.92%, 3/22/38, Callable 10/11/12 @ 100	12/21/07	880,319	973,987	345,766
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	398,411	406,542	122
Preferred Term Securities XXVI, 1.03%, 9/22/37, Callable 10/12/12 @ 100	11/8/07	961,668	1,199,660	269,923

Bond Fund:
Alesco Preferred Funding Ltd., Series 15A, Class C1, 1.62%, 12/23/37	11/27/07	409,287	526,967	10,539
Alesco Preferred Funding Ltd., Series 15A, Class C2, 6.05%, 12/23/37	8/4/08	176,336	901,742	18,035
American International Group, Inc., 4.25%, 5/15/13	10/19/04	94,000	100,000	102,102
I-Preferred Term Securities, 2.57%, 12/11/32, Callable 10/11/12 @100	4/14/03	502,835	500,000	212,500
JBG/Rockville NCI Campus LLC, Series 10-A, 3.90%, 7/15/23	8/27/10	750,000	750,000	786,532
JPMorgan Re-REMIC, Series 2009-7, Class 12A1, 6.25%, 1/27/37	9/2/09	109,298	113,852	117,560
Preferred Term Securities IX, 2.26%, 4/3/33, Callable 10/11/12 @ 100	3/18/03	1,000,000	1,000,000	345,000
Preferred Term Securities XI, 2.07%, 9/24/33, Callable 10/11/12 @ 100	9/12/03	515,167	515,167	164,854
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	199,206	203,271	61
Structured Asset Securities Corp., Series 2003-AL2, Class A, 3.36%, 1/25/31	11/17/09	167,426	205,431	191,852

Balanced Fund:
Credit Suisse Mortgage Capital Certificates, Series 2009-8R, Class 5A1, 5.71%, 5/26/37	3/30/10	298,775	298,775	308,899
Jackson National Life Global, 5.38%, 5/8/13	7/20/09	246,198	250,000	257,326
JPMorgan Re-REMIC, Series 2009-7, Class 5A1, 6.00%, 2/27/37	4/28/10	128,116	129,410	132,631
Preferred Term Securities XX, 0.92%, 3/22/38, Callable 10/11/12 @ 100	12/21/07	176,064	194,797	69,153
Preferred Term Securities XXIII, 0.00%, 12/22/36	5/3/10	119,523	121,963	37
Regional Diversified Funding, 1.77%, 1/25/36	1/9/07	258,027	266,391	2,664

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which Cavanal Hill Investment Management, Inc. deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the securities collateral, including the risk of a possible decline in its fair value while the Fund seeks to assert its rights.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

Distributions to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the Money Market Funds, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund and Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discount, bond discount and premium gain/loss on principal payments from mortgage-backed securities, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that directly relate to a specific Fund are charged directly to that Fund. Class-specific expenses are charged directly to the class incurring the expense. Other operating expenses of the Funds are prorated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

3.	Related Party Transactions:

Cavanal Hill Investment Management, Inc. (the “Adviser”), a wholly-owned subsidiary of BOKF, NA (“BOK”), serves as the Funds’ investment adviser. Under the terms of the Investment Advisory Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Advisory Fee (as a percentage of net assets)	Annual Advisory Fee Waivers*
U.S. Treasury Fund	0.15%	0.10%
Cash Management Fund	0.15%	0.10%
Tax-Free Money Market Fund	0.15%	0.10%
Intermediate Tax-Free Bond Fund	0.55%	0.35%
Short-Term Income Fund	0.55%	0.40%
Intermediate Bond Fund	0.55%	0.35%
Bond Fund	0.55%	0.35%
Balanced Fund	0.74%	0.39%
U.S. Large Cap Equity Fund	0.69%	0.29%
Opportunistic Fund	2.25%**	0.00	%***

*	Contractual fee waivers are in place through December 31, 2012 and may be terminated or modified only with the approval of the Funds’ Board.
**	Effective September 17, 2012, the Board has approved a reduction in the annual advisory fee for the Fund to 1.35%.
***
Effective September 17, 2012, the Adviser has contractually agreed to waive or assume certain expenses through December 31, 2012 so that the expenses for each Class, excluding class-specific fees, do not exceed 1.64%. During the year ended August 31, 2012, the contractual expense limitation for each Class, excluding distribution fees was 2.65%.

The Adviser serves as the Funds’ administrator. Under the terms of the Administration Agreement between the Adviser and the Trust, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund according to the following schedule:

Fund	Annual Administration Fee (as a percentage of net assets)	Annual Administration Fee Waivers*
U.S. Treasury Fund	0.12%	0.07%
Cash Management Fund	0.12%	0.07%
Tax-Free Money Market Fund	0.12%	0.10%
Intermediate Tax-Free Bond Fund	0.20%	0.10%
Short-Term Income Fund	0.20%	0.10%
Intermediate Bond Fund	0.20%	0.10%
Bond Fund	0.20%	0.10%
Balanced Fund	0.20%	0.10%
U.S. Large Cap Equity Fund	0.20%	0.10%
Opportunistic Fund	0.20%	0.10%

*	Contractual fee waivers are in place through December 31, 2012 and may be terminated or modified only with the approval of the Funds’ Board.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

Under a Sub-Administration Agreement, the Administrator pays Citi Fund Services Ohio, Inc. (“Citi”) to perform certain administrative duties for the Trust. For these services, the Administrator pays Citi an annual fee based on the average daily net assets of the Trust as follows, which is subject to an annual minimum fee of $42,500.

Asset Breakpoints:	Rate
For the first $2 billion	0.0250%
For the next $2 billion	0.0125%
Over $4 billion	0.0100%

In addition, the Administrator pays Citi for certain reporting and typesetting services. Fees paid to Citi by the Administrator for sub-administration services are paid out of its administration fees and are not an additional charge to the Funds.

BOK serves the Trust as custodian for which it is paid a fee of up to 0.01% of each Fund’s average daily net assets. As custodian, BOK is also entitled to any out-of-pocket expenses incurred. For the year ended August 31, 2012, BOK voluntarily waived $65,298, $23,436 and $3,102 of its fee received from the U.S. Treasury Fund, Cash Management Fund and Tax-Free Money Market Fund, respectively.

Citi also serves the Trust as transfer agent and fund accountant and makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). The fees for these services are covered under the Fund Accounting Agreement. For these services, the Funds pay Citi an annual fee based on the average daily net assets of the Trust as follows:

Asset Breakpoints:*	Rate
For the first $2 billion	0.0350%
For the next $2 billion	0.0275%
Over $4 billion	0.0200%

* Trust net assets exclude any Fund that commenced operations after July 1, 2011.

In addition, the Funds pay Citi out-of-pocket expenses and certain fixed-dollar fees based on the number of funds and share classes that commenced operations after July 1, 2011. The Trust is subject to an annual minimum fee equal to the number of funds multiplied by $67,500.

Certain officers of the Trust are affiliated with Citi, the Adviser, the Distributor (see below) and/or BOK. These persons are paid no fees directly by the Trust for serving as officers of the Trust.

BOSC, Inc. (“BOSC” or the “Distributor”), an affiliate of the Adviser and BOK, is the Distributor of the Funds pursuant to a Distribution Agreement between the Trust and BOSC. The Trust has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BOSC a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Administrative, Investor, Service and A Shares, and may be used by BOSC to pay banks, including BOK, broker dealers and other institutions. For the year ended August 31, 2012, BOSC, as Distributor, received $11,232 and BOK received $660,538 from the Distributor. BOSC has contractually agreed to waive 0.15% of such fee paid by the Service Shares of the Money Market Funds and 0.13% of such fee paid by the Administrative Shares of the Cash Management Fund through December 31, 2012.

The Funds have entered into shareholder servicing agreements with various service organizations. Services included in the servicing agreements are assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a class level basis (where applicable). In consideration for these services, the service organizations received a fee from the Funds, computed daily and paid monthly, at an annual rate up to 0.25% for the Administrative, Institutional, Investor, Select and Service Shares and up to 0.10% for the A Shares of the average daily net assets of the Funds’ shares held by the service organizations’ customers. For the year ended August 31, 2012, BOSC and BOK received net shareholder servicing fees of $8,723 and $1,517,039, respectively. For shareholder purchases made through BOSC and BOK; such affiliates have contractually agreed to waive 0.25%, 0.15% and 0.17% of such fees paid by the Select, Service and Institutional Shares of the Money Market Funds and 0.25%, 0.25% and 0.10% of such fees paid by the Institutional, Investor and A Shares of the Variable NAV Funds (excluding Opportunistic Fund Investor Shares) through December 31, 2012.

From time to time, fees may be reduced or reimbursed in order to assist one or more of the Funds in maintaining more competitive expense ratios. Fee reductions by the Funds’ service providers are contractual as disclosed in the Funds’ statutory prospectus. Voluntary fee reductions and waivers may also occur on an ad hoc basis. All fee waivers are not subject to recoupment in subsequent fiscal periods and voluntary fee reductions and waivers may be stopped at any time.

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities and long-term U.S. government securities) for the year ended August 31, 2012 were as follows:

Fund	Purchases	Sales
Intermediate Tax-Free Bond Fund	$4,649,173	$3,049,384
Short-Term Income Fund	76,880,286	57,362,111
Intermediate Bond Fund	7,819,022	8,484,147
Bond Fund	19,316,108	14,902,565
Balanced Fund	38,010,648	40,677,627
U.S. Large Cap Equity Fund	16,382,655	28,198,446
Opportunistic Fund	2,157,356	996,586

Purchases and sales of long-term U.S. government securities for the year ended August 31, 2012 were as follows:

Fund	Purchases	Sales
Short-Term Income Fund	$56,241,340	$44,793,008
Intermediate Bond Fund	7,034,323	6,725,938
Bond Fund	16,889,662	12,773,028
Balanced Fund	7,224,192	5,772,745

5.	Credit Risk and Other Risk Considerations:

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector or locale.

The Short-Term Income Fund, Intermediate Bond Fund, Bond Fund and Balanced Fund are each invested in mortgage-related, fixed-income instruments. Mortgage-backed securities are subject to prepayment risk and credit risk of mortgagors and may be sensitive to changes in prevailing interest rates. When interest rates rise, the value of fixed-income securities generally declines.

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management has reviewed tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last three tax year ends and any interim tax period since then, as applicable). Management has determined that there are no uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

At August 31, 2012, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Net Unrealized Depreciation	Unrealized Appreciation/ (Depreciation)
Intermediate Tax-Free Bond	$40,379,797	$3,443,905	$—	$3,443,905
Short-Term Income Fund	126,419,969	2,208,741	(7,492,540)	(5,283,799)
Intermediate Bond Fund	27,562,154	1,212,629	(5,584,130)	(4,371,501)
Bond Fund	50,717,040	2,615,768	(4,783,012)	(2,167,244)
Balanced Fund	58,680,517	8,042,804	(2,209,173)	5,833,631
U.S. Large Cap Equity Fund	24,983,161	5,237,980	(587,291)	4,650,689
Opportunistic Fund	1,313,241	64,653	(51,911)	12,742

CAVANAL HILL FUNDS

Notes to Financial Statements, Continued
August 31, 2012

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2012 and 2011 were as follows:

	Distributions Paid From:
	Net				Total
	Investment	Net Long-	Total Taxable	Tax-Exempt	Distributions
2012	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$70,208	$—	$70,208	$—	$70,208
Cash Management Fund	76,506	—	76,506	—	76,506
Tax-Free Money Market Fund	472	1,671	2,143	117,096	119,239
Intermediate Tax-Free Bond Fund	1,028	218,960	219,988	1,144,636	1,364,624
Short-Term Income Fund	2,596,013	—	2,596,013	—	2,596,013
Intermediate Bond Fund	804,209	—	804,209	—	804,209
Bond Fund	1,725,069	—	1,725,069	—	1,725,069
Balanced Fund	1,513,714	—	1,513,714	—	1,513,714
U.S. Large Cap Equity Fund	304,829	—	304,829	—	304,829
Opportunistic Fund	2,456		2,456		2,456

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

	Distributions Paid From:
	Net				Total
	Investment	Net Long-	Total Taxable	Tax-Exempt	Distributions
2011	Income	Term Gains	Distributions	Distributions	Paid*
U.S. Treasury Fund	$105,846	$9,980	$115,826	$—	$115,826
Cash Management Fund	145,866	—	145,866	—	145,866
Tax-Free Money Market Fund	9,209	1,427	10,636	331,478	342,114
Intermediate Tax-Free Bond Fund	313	12,870	13,183	1,221,249	1,234,432
Short-Term Income Fund	2,397,787	—	2,397,787	—	2,397,787
Intermediate Bond Fund	895,265	—	895,265	—	895,265
Bond Fund	1,475,158	—	1,475,158	—	1,475,158
Balanced Fund	1,575,981	—	1,575,981	—	1,575,981
U.S. Large Cap Equity Fund	301,252	—	301,252	—	301,252

*	Total distributions paid may differ from that disclosed in the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed
	Ordinary	Undistributed			Accumulated	Unrealized	Total
	Income/Tax	Long-Term	Accumulated	Distributions	Capital and	Appreciation/	Accumulated
Fund	Exempt Income	Capital Gains	Earnings	Payable*	Other Losses**	(Depreciation)**	Earnings/(Deficit)
U.S. Treasury Fund	$7,717	$—	$7,717	$(8,456)	$(2,298)	$—	$(3,037)
Cash Management Fund	7,089	—	7,089	(7,550)	(779,044)	—	(779,505)
Tax-Free Money Market Fund	8,026	335	8,361	(6,950)	—	—	1,411
Intermediate Tax-Free Bond Fund	66,542	1,534	68,076	(89,948)	—	3,443,905	3,422,033
Short-Term Income Fund	147,300	—	147,300	(124,526)	(21,100,677)	(5,283,799)	(26,361,702)
Intermediate Bond Fund	61,127	—	61,127	(29,713)	(7,416,698)	(4,371,501)	(11,756,785)
Bond Fund	34,807	—	34,807	(75,189)	(735,663)	(2,167,244)	(2,943,289)
Balanced Fund	274,228	862,281	1,136,509	—	—	5,833,631	6,970,140
U.S. Large Cap Equity Fund	50,420	44,550	94,970	—	—	4,650,689	4,745,659
Opportunistic Fund	38,658	—	38,658	—	—	12,742	51,400

*	Distributions payable may differ from that disclosed in the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See below for post-October losses and capital loss carryforwards.
***
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

CAVANAL HILL FUNDS

Notes to Financial Statements, Concluded
August 31, 2012

Under current tax laws, net capital losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. As of August 31, 2012, the Funds’ deferred post-October capital losses were as follows:

Post-October
Fund	Capital Losses
Short-Term Income Fund	$2,732,720
Intermediate Bond Fund	1,925,494
Bond Fund	735,663

At August 31, 2012, the following Funds have capital loss carryforwards as summarized in the tables below. Capital loss carry forwards that are not subject to expiration must be utilized before those that are subject to expiration.

Capital loss carryforwards subject to expiration:

Fund	Amount	Expires
Cash Management Fund	$3,863	2013
Cash Management Fund	19,115	2015
Cash Management Fund	96,738	2017
Cash Management Fund	107,078	2018
Cash Management Fund	550,617	2019
Short-Term Income Fund	1,765,022	2013
Short-Term Income Fund	1,068,319	2014
Short-Term Income Fund	37,616	2015
Short-Term Income Fund	115,480	2016
Short-Term Income Fund	11,477,199	2017
Short-Term Income Fund	3,730,873	2018
Short-Term Income Fund	173,448	2019
Intermediate Bond Fund	2,246,538	2017
Intermediate Bond Fund	3,244,666	2018

Capital loss carryforwards not subject to expiration:

	Short-Term	Long-Term
Fund	Amount	Amount	Total
U.S. Treasury Fund	$2,298	$—	$2,298
Cash Management Fund	1,633	—	1,633

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders. Capital loss carryforwards that are not subject to expiration must be utilized before those that are subject to expiration. During the year ended August 31, 2012, Short-Term Income Fund, Bond Fund, Balanced Fund and U.S. Large Cap Equity Fund utilized $130,725, $144,291, $641,142 and $620,216, respectively, of net capital loss carryforwards.

7.	Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Changes to the annual advisory fee and annual advisory waiver of the Opportunistic Fund are detailed in Note 3.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets
		Resulting From Operations:		Less Dividends From:
					Distributions
	Net Asset			Dividends	from Net
	Value,	Net	Total from	from Net	Realized	Total
	Beginning of	Investment	Investment	Investment	Gains from	Dividends and
	Period	Income	Activities	Income	Investments	Distributions
U.S. Treasury Fund
Administrative Shares
Year Ended August 31, 2012	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.022	0.022	(0.022)	—	(0.022)

Service Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)

Institutional Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2008	1.000	0.027	0.027	(0.027)	—	(0.027)

Cash Management Fund
Administrative Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.004	0.004	(0.004)	—	(0.004)
Year Ended August 31, 2008	1.000	0.030	0.030	(0.030)	—	(0.030)

Institutional Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.002	0.002	(0.002)	—	(0.002)
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.033	0.033	(0.033)	—	(0.033)

(a)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(b)
During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Administrative, Service and Institutional Shares would have been 0.01%, 0.01%, 0.01% and 0.05%, 0.05%, 0.05%, respectively, for U.S. Treasury Fund; and the Administrative and Institutional Shares of the Cash Management Fund would have been 0.01%, 0.12% and 0.02%, 0.13%, respectively.

Amounts designated as “ – ” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:
					Ratio of Net
Net Asset				Ratio of Net	Investment Income		Ratio of Gross
Value, End	Total		Net Assets End	Expenses to	to Average Net		Expenses to Average
of Period	Return		of Period (000s)	Average Net Assets	Assets		Net Assets (a)
$ 1.000	0.01%		$788,180	0.09%	0.01%		0.86%
1.000	0.01%		825,388	0.15%	0.01%		0.87%
1.000	0.13	%(b)	526,943	0.20%	0.09	%(b)	0.85%
1.000	0.07%		504,418	0.29%	0.08%		0.88%
1.000	2.25%		815,800	0.71%	2.30%		0.88%

1.000	0.01%		40,533	0.09%	0.01%		0.86%
1.000	0.01%		33,292	0.16%	0.01%		0.87%
1.000	0.13	%(b)	40,385	0.20%	0.08	%(b)	0.86%
1.000	0.10%		107,700	0.26%	0.12%		0.89%
1.000	2.55%		223,977	0.41%	2.12%		0.88%

1.000	0.01%		148,421	0.09%	0.01%		0.61%
1.000	0.01%		178,898	0.16%	0.01%		0.62%
1.000	0.14	%(b)	200,536	0.20%	0.09	%(b)	0.61%
1.000	0.12%		320,914	0.24%	0.14%		0.63%
1.000	2.70%		538,527	0.27%	2.62%		0.63%

1.000	0.01%		466,990	0.12%	0.01%		0.86%
1.000	0.01%		436,984	0.24%	0.01%		0.87%
1.000	0.11	%(b)	462,414	0.39%	0.08	%(b)	0.86%
1.000	0.39%		649,605	0.62%	0.38%		0.92%
1.000	3.06%		805,345	0.58%	3.05%		0.89%

1.000	0.01%		461,016	0.12%	0.01%		0.61%
1.000	0.02%		424,264	0.23%	0.02%		0.62%
1.000	0.22	%(b)	446,334	0.27%	0.20	%(b)	0.61%
1.000	0.69%		416,940	0.32%	0.74%		0.67%
1.000	3.38%		674,905	0.27%	3.21%		0.64%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:		Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Tax-Free Money Market Fund
Administrative Shares
Year Ended August 31, 2012	$1.000	$—	$—	$—	$—	$—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	—	—	—	—	—
Year Ended August 31, 2009	1.000	0.007	0.007	(0.007)	—	(0.007)
Year Ended August 31, 2008	1.000	0.020	0.020	(0.020)	—	(0.020)

Institutional Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	—	—	—	—	—
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.010	0.010	(0.010)	—	(0.010)
Year Ended August 31, 2008	1.000	0.024	0.024	(0.024)	—	(0.024)

Select Shares
Year Ended August 31, 2012	1.000	—	—	—	—	—
Year Ended August 31, 2011	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2010	1.000	0.001	0.001	(0.001)	—	(0.001)
Year Ended August 31, 2009	1.000	0.011	0.011	(0.011)	—	(0.011)
Year Ended August 31, 2008	1.000	0.025	0.025	(0.025)	—	(0.025)

(a)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:
Net Asset Value, End of Period	Total Return	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (loss) to average net assets	Ratio of Gross Expenses to Average Net Assets (a)

$1.000	0.01%	$9,441	0.17%	0.01%	0.86%
1.000	0.01%	6,303	0.26%	0.05%	0.94%
1.000	0.01%	17,051	0.27%	0.07%	0.89%
1.000	0.67%	71,197	0.64%	0.26%	0.93%
1.000	2.04%	6,659	0.68%	1.99%	0.93%

1.000	0.01%	10,843	0.17%	0.02%	0.61%
1.000	0.03%	19,734	0.24%	0.07%	0.68%
1.000	0.06%	39,568	0.25%	0.09%	0.65%
1.000	1.04%	37,267	0.28%	0.92%	0.70%
1.000	2.47%	36,548	0.26%	2.25%	0.68%

1.000	0.03%	416,443	0.15%	0.04%	0.61%
1.000	0.09%	325,261	0.18%	0.13%	0.68%
1.000	0.14%	364,453	0.15%	0.18%	0.65%
1.000	1.12%	471,079	0.20%	1.08%	0.70%
1.000	2.56%	540,457	0.18%	2.44%	0.68%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Tax-Free Bond Fund
Investor Shares
Year Ended August 31, 2012	$11.38	$0.29	(e)	$0.34	$0.63	$(0.28)	$(0.06)	$(0.34)
Year Ended August 31, 2011	11.48	0.33		(0.10)	0.23	(0.33)	—	(0.33)
Year Ended August 31, 2010	10.96	0.32		0.53	0.85	(0.32)	(0.01)	(0.33)
Year Ended August 31, 2009	10.66	0.33	(e)	0.31	0.64	(0.33)	(0.01)	(0.34)
Year Ended August 31, 2008	10.48	0.40		0.13	0.53	(0.35)	—	(0.35)

Institutional Shares
Year Ended August 31, 2012	11.39	0.32	(e)	0.34	0.66	(0.31)	(0.06)	(0.37)
Year Ended August 31, 2011	11.49	0.35		(0.10)	0.25	(0.35)	—	(0.35)
Year Ended August 31, 2010	10.97	0.35		0.53	0.88	(0.35)	(0.01)	(0.36)
Year Ended August 31, 2009	10.67	0.36	(e)	0.31	0.67	(0.36)	(0.01)	(0.37)
Year Ended August 31, 2008	10.48	0.42		0.15	0.57	(0.38)	—	(0.38)

A Shares
Year Ended August 31, 2012	11.39	0.29	(e)	0.34	0.63	(0.29)	(0.06)	(0.35)
Period Ended August 31, 2011(h)	11.07	0.11		0.32	0.43	(0.11)	—	(0.11)

Short-Term Income Fund
Investor Shares
Year Ended August 31, 2012	9.42	0.19		0.15	0.34	(0.23)	—	(0.23)
Year Ended August 31, 2011	9.27	0.25		0.16	0.41	(0.26)	—	(0.26)
Year Ended August 31, 2010	8.61	0.42		0.63	1.05	(0.39)	—	(0.39)
Year Ended August 31, 2009	9.36	0.50	(e)	(0.78)	(0.28)	(0.45)	(0.02)	(0.47)
Year Ended August 31, 2008	10.15	0.50	(e)	(0.78)	(0.28)	(0.48)	(0.03)	(0.51)

Institutional Shares
Year Ended August 31, 2012	9.42	0.21		0.16	0.37	(0.26)	—	(0.26)
Year Ended August 31, 2011	9.27	0.28		0.16	0.44	(0.29)	—	(0.29)
Year Ended August 31, 2010	8.61	0.46		0.62	1.08	(0.42)	—	(0.42)
Year Ended August 31, 2009	9.36	0.52	(e)	(0.78)	(0.26)	(0.47)	(0.02)	(0.49)
Year Ended August 31, 2008	10.14	0.52	(e)	(0.77)	(0.25)	(0.50)	(0.03)	(0.53)

A Shares
Year Ended August 31, 2012	9.42	0.18		0.16	0.34	(0.23)	—	(0.23)
Period Ended August 31, 2011(h)	9.40	0.07		0.03	0.10	(0.08)	—	(0.08)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)
During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.87%, 3.14%, and 7.83%, 8.11%, respectively, for Intermediate Tax-Free Bond Fund; and for Short-Term Income Fund they would have been 4.66%, 4.94% and 12.26%, 12.58%, respectively.

(g)
During the period, the Sub-Administrator made a voluntary reimbursement to Intermediate Tax-Free Bond Fund. Absent this reimbursement, the total return, net expense ratio and net investment income ratio for the year ended August 31, 2008 would have been approximately 4.79%, 0.84% and 3.43%, respectively, for Investor Shares and 5.15%, 0.59% and 3.54%, respectively, for Institutional Shares.

(h)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)

$11.67	5.66%		$2,503	0.73%		2.48%		1.42%	8%
11.38	2.14%		2,897	0.85%		2.94%		1.54%	11%
11.48	7.92	%(f )	3,250	0.78%		2.96	%(f)	1.46%	12%
10.96	6.16%		2,848	0.83%		3.08%		1.53%	7%
10.66	5.18	%(g)	3,061	0.43	%(g)	3.84	%(g)	1.54%	7%

11.68	5.94%		41,529	0.48%		2.74%		1.17%	8%
11.39	2.38%		37,464	0.50%		3.19%		1.20%	11%
11.49	8.20	%(f )	34,484	0.51%		3.23	%(f)	1.21%	12%
10.97	6.42%		29,956	0.58%		3.35%		1.28%	7%
10.67	5.54	%(g)	13,178	0.18	%(g)	3.95	%(g)	1.29%	7%

11.67	5.66%		38	0.73%		2.48%		1.27%	8%
11.39	3.90%		10	0.75%		2.94%		1.32%	11%

9.53	3.68%		41,539	0.67%		1.88%		1.42%	62%
9.42	4.48%		27,135	0.73%		2.70%		1.47%	36%
9.27	12.47	%(f )	25,733	0.78%		4.86	%(f)	1.47%	46%
8.61	(2.71)%		15,880	0.86%		5.94%		1.61%	10%
9.36	(2.96)%		54,053	0.73%		4.92%		1.48%	48%

9.53	3.94%		80,073	0.42%		2.15%		1.17%	62%
9.42	4.75%		67,116	0.47%		2.90%		1.22%	36%
9.27	12.79	%(f )	45,921	0.47%		5.17	%(f)	1.22%	46%
8.61	(2.44)%		30,468	0.60%		6.16%		1.35%	10%
9.36	(2.61)%		145,184	0.48%		5.24%		1.23%	48%

9.53	3.69%		10	0.67%		1.90%		1.27%	62%
9.42	1.04%		10	0.71%		2.11%		1.32%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Intermediate Bond Fund
Investor Shares
Year Ended August 31, 2012	$9.69	$0.25	(e)	$0.32	$0.57	$(0.32)	$—	$(0.32)
Year Ended August 31, 2011	9.36	0.44		0.27	0.71	(0.38)	—	(0.38)
Year Ended August 31, 2010	8.45	0.55	(e)	0.85	1.40	(0.49)	—	(0.49)
Year Ended August 31, 2009	9.49	0.51	(e)	(0.94)	(0.43)	(0.47)	(0.14)	(0.61)
Year Ended August 31, 2008	10.26	0.50		(0.80)	(0.30)	(0.47)	—	(0.47)

Institutional Shares
Year Ended August 31, 2012	9.70	0.28	(e)	0.32	0.60	(0.35)	—	(0.35)
Year Ended August 31, 2011	9.38	0.47		0.26	0.73	(0.41)	—	(0.41)
Year Ended August 31, 2010	8.46	0.57	(e)	0.86	1.43	(0.51)	—	(0.51)
Year Ended August 31, 2009	9.50	0.54	(e)	(0.94)	(0.40)	(0.50)	(0.14)	(0.64)
Year Ended August 31, 2008	10.26	0.54		(0.80)	(0.26)	(0.50)	—	(0.50)

A Shares
Year Ended August 31, 2012	9.70	0.26	(e)	0.30	0.56	(0.32)	—	(0.32)
Period Ended August 31, 2011(g)	9.62	0.13		0.06	0.19	(0.11)	—	(0.11)

Bond Fund
Investor Shares
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Year Ended August 31, 2011	8.95	0.37		0.28	0.65	(0.34)	—	(0.34)
Year Ended August 31, 2010	8.18	0.50		0.74	1.24	(0.47)	—	(0.47)
Year Ended August 31, 2009	8.63	0.46	(e)	(0.40)	0.06	(0.46)	(0.05)	(0.51)
Year Ended August 31, 2008	9.29	0.47		(0.68)	(0.21)	(0.45)	—	(0.45)

Institutional Shares
Year Ended August 31, 2012	9.25	0.31		0.32	0.63	(0.35)	(0.02)	(0.37)
Year Ended August 31, 2011	8.95	0.40		0.27	0.67	(0.37)	—	(0.37)
Year Ended August 31, 2010	8.18	0.51		0.75	1.26	(0.49)	—	(0.49)
Year Ended August 31, 2009	8.63	0.48	(e)	(0.40)	0.08	(0.48)	(0.05)	(0.53)
Year Ended August 31, 2008	9.28	0.49		(0.67)	(0.18)	(0.47)	—	(0.47)

A Shares
Year Ended August 31, 2012	9.26	0.28		0.32	0.60	(0.32)	(0.02)	(0.34)
Period Ended August 31, 2011(g)	9.07	0.12		0.18	0.30	(0.11)	—	(0.11)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 5.70%, 5.96%, and 16.59%, 17.00%, respectively, for Intermediate Bond Fund; and for Bond Fund they would have been 5.64%, 5.81% and 15.35%, 15.64%, respectively.
(g)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)
$9.94	6.02%		$12,131	0.89%	2.54%		1.58%	34%
9.69	7.72%		13,166	0.89%	4.65%		1.59%	28%
9.36	17.08	%(f)	12,554	0.85%	6.17	%(f)	1.54%	22%
8.45	(4.15)%		10,188	0.89%	6.14%		1.59%	21%
9.49	(3.05)%		30,688	0.79%	4.91%		1.48%	36%

9.95	6.30%		11,136	0.64%	2.88%		1.33%	34%
9.70	7.88%		10,370	0.64%	4.91%		1.34%	28%
9.38	17.48	%(f)	9,165	0.58%	6.37	%(f)	1.28%	22%
8.46	(3.89)%		10,675	0.62%	6.36%		1.32%	21%
9.50	(2.70)%		46,853	0.53%	5.17%		1.23%	36%

9.94	5.92%		11	0.89%	2.66%		1.43%	34%
9.70	1.99%		10	0.91%	4.07%		1.48%	28%

9.52	6.60%		12,283	0.76%	3.02%		1.46%	34%
9.26	7.47%		10,592	0.82%	4.17%		1.51%	36%
8.95	15.56	%(f)	8,316	0.83%	5.82	%(f)	1.53%	35%
8.18	1.17%		10,182	0.91%	5.84%		1.61%	24%
8.63	(2.47)%		20,684	0.79%	4.99%		1.48%	26%

9.51	6.87%		36,248	0.51%	3.28%		1.21%	34%
9.25	7.62%		30,796	0.56%	4.42%		1.26%	36%
8.95	15.85	%(f)	24,885	0.55%	6.04	%(f)	1.25%	35%
8.18	1.44%		16,817	0.65%	6.12%		1.35%	24%
8.63	(2.11)%		35,232	0.53%	5.29%		1.23%	26%

9.52	6.61%		11	0.76%	3.02%		1.31%	34%
9.26	3.29%		10	0.81%	3.77%		1.38%	36%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Dividends from Net Investment Income	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Balanced Fund
Investor Shares
Year Ended August 31, 2012	$11.96	$0.28	(e)	$0.88	$1.16	$(0.28)	$—	$(0.28)
Year Ended August 31, 2011	10.88	0.28		1.08	1.36	(0.28)	—	(0.28)
Year Ended August 31, 2010	10.30	0.29		0.60	0.89	(0.31)	—	(0.31)
Year Ended August 31, 2009	11.50	0.26	(e)	(1.24)	(0.98)	(0.22)	—	(0.22)
Year Ended August 31, 2008	13.49	0.35		(1.13)	(0.78)	(0.32)	(0.89)	(1.21)

Institutional Shares
Year Ended August 31, 2012	11.99	0.31	(e)	0.88	1.19	(0.31)	—	(0.31)
Year Ended August 31, 2011	10.91	0.31		1.08	1.39	(0.31)	—	(0.31)
Year Ended August 31, 2010	10.32	0.32		0.60	0.92	(0.33)	—	(0.33)
Year Ended August 31, 2009	11.51	0.28	(e)	(1.24)	(0.96)	(0.23)	—	(0.23)
Year Ended August 31, 2008	13.49	0.37		(1.12)	(0.75)	(0.34)	(0.89)	(1.23)

A Shares
Year Ended August 31, 2012	11.96	0.28	(e)	0.87	1.15	(0.28)	—	(0.28)
Period Ended August 31, 2011(g)	12.67	0.10		(0.73)	(0.63)	(0.08)	—	(0.08)

U.S. Large Cap Equity Fund
Investor Shares
Year Ended August 31, 2012	10.49	0.08		1.31	1.39	(0.08)	—	(0.08)
Year Ended August 31, 2011	9.47	0.03		1.05	1.08	(0.06)	—	(0.06)
Year Ended August 31, 2010	9.18	0.07	(e)	0.26	0.33	(0.04)	—	(0.04)
Year Ended August 31, 2009	11.26	0.07		(2.09)	(2.02)	(0.06)	—	(0.06)
Year Ended August 31, 2008	11.63	0.03		(0.36)	(0.33)	(0.04)	—	(0.04)

Institutional Shares
Year Ended August 31, 2012	10.54	0.12		1.31	1.43	(0.11)	—	(0.11)
Year Ended August 31, 2011	9.51	0.06		1.06	1.12	(0.09)	—	(0.09)
Year Ended August 31, 2010	9.22	0.10		0.26	0.36	(0.07)	—	(0.07)
Year Ended August 31, 2009	11.31	0.09	(e)	(2.10)	(2.01)	(0.08)	—	(0.08)
Year Ended August 31, 2008	11.66	0.04		(0.34)	(0.30)	(0.05)	—	(0.05)

A Shares
Year Ended August 31, 2012	10.50	0.08		1.31	1.39	(0.08)	—	(0.08)
Period Ended August 31, 2011(g)	11.83	0.02		(1.34)	(1.32)	(0.01)	—	(0.01)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	Calculated using average shares.
(f)	During the period, the Funds received a distribution from a “fair fund” established by the SEC in connection with a consent order against BISYS Fund Services, Inc. This amount was included in the statements of operations as other income to the Funds. Had such settlement not occurred, the ratios of net investment income to average net assets and total returns for Investor and Institutional Shares would have been 2.55%, 2.80%, and 8.59%, 8.89%, respectively, for Balanced Fund; and for U.S. Large Cap Equity Fund they would have been 0.45%, 0.70% and 3.33%, 3.54%, respectively.
(g)	For the period May 2, 2011 (commencement of operations) through August 31, 2011.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

				Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)		Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets		Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)
$12.84	9.78%		$13,687	0.88%	2.24%		1.62%	64%
11.96	12.49%		16,451	0.89%	2.27%		1.63%	86%
10.88	8.70	%(f)	16,473	0.90%	2.66	%(f)	1.64%	81%
10.30	(8.21)%		15,203	0.97%	2.77%		1.71%	88%
11.50	(6.42)%		16,687	0.93%	2.58%		1.66%	102%

12.87	10.04%		50,960	0.63%	2.52%		1.37%	64%
11.99	12.73%		45,113	0.64%	2.52%		1.38%	86%
10.91	9.00	%(f)	41,545	0.65%	2.91	%(f)	1.39%	81%
10.32	(7.98)%		40,062	0.72%	3.03%		1.46%	88%
11.51	(6.19)%		46,596	0.67%	2.85%		1.41%	102%

12.83	9.80%		10	0.88%	2.25%		1.47%	64%
11.96	5.10%		9	0.86%	2.38%		1.49%	86%

11.80	13.32%		1,602	0.92%	0.72%		1.56%	51%
10.49	11.39%		1,957	0.94%	0.33%		1.58%	72%
9.47	3.63	%(f)	1,610	0.99%	0.74	%(f)	1.61%	45%
9.18	(17.85)%		1,480	1.17%	0.87%		1.80%	47%
11.26	(2.87)%		1,879	1.10%	0.15%		1.73%	40%

11.86	13.61%		27,842	0.67%	0.96%		1.31%	51%
10.54	11.73%		35,655	0.69%	0.59%		1.33%	72%
9.51	3.84	%(f)	29,405	0.71%	1.06	%(f)	1.35%	45%
9.22	(17.64)%		17,213	0.91%	1.09%		1.55%	47%
11.31	(2.54)%		9,991	0.84%	0.41%		1.48%	40%

11.81	13.41%		10	0.92%	0.72%		1.41%	51%
10.50	(11.23)%		9	0.94%	0.56%		1.44%	72%

See notes to financial statements.

CAVANAL HILL FUNDS

Financial Highlights

For a share of capital stock outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Less Dividends From:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Distributions from Net Realized Gains from Investments	Total Dividends and Distributions
Opportunistic Fund
Investor Shares Year Ended August 31, 2012(e)	$10.00	$(0.12	)(f)	$1.47	$1.35	$(0.09)	$(0.09)
Institutional Shares Year Ended August 31, 2012(e)	10.00	(0.09	)(f)	1.46	1.37	(0.09)	(0.09)
A Shares Year Ended August 31, 2012(e)	10.00	(0.12	)(f)	1.47	1.35	(0.09)	(0.09)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e)	For the period September 1, 2011 (commencement of operations) through August 31, 2012.
(f)	Calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

See notes to financial statements.

CAVANAL HILL FUNDS

			Ratios/Supplemental Data:(b)
Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(a)	Net Assets End of Period (000s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Gross Expenses to Average Net Assets(c)	Portfolio Turnover(d)
$11.26	13.65%	$363	2.90%	(1.10)%	5.36%	207%

11.28	13.86%	600	2.65%	(0.86)%	5.11%	207%

11.26	13.65%	319	2.90%	(1.10)%	5.21%	207%

See notes to financial statements.

CAVANAL HILL FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Cavanal Hill Funds:

We have audited the accompanying statements of assets and liabilities of Cavanal Hill Funds (the Funds) (comprised of the U.S. Treasury Fund, Cash Management Fund, Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Large Cap Equity Fund and Opportunistic Fund), including the schedules of portfolio investments, as of August 31, 2012, and the related statements of operations for the year then ended, changes in net assets for each period in the two year period then ended and the financial highlights for each period in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each period in the two year period then ended, and the financial highlights for each period in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio
October 29, 2012

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited)
August 31, 2012

Notification of Sources of Distributions Pursuant to Rule 19a-1 under the Investment Company Act of 1940:

As noted in the table below, during the fiscal year ended August 31, 2012, certain Funds made distributions to shareholders from net income in excess of that which was earned for book purposes (capital sources). Distributions are not anticipated to exceed earnings for U.S. income tax purposes. As of August 31, 2012, the sources of these distributions were as follows (amounts represent dollars per share):

	Investor Shares			Institutional Shares			Class A
Fund	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions	Net Income	Capital Sources	Total Distributions
Short-Term Income Fund	0.16275	0.06828	0.23103	0.17967	0.07538	0.25505	0.16368	0.06867	0.23235
Intermediate Bond Fund	0.18294	0.13725	0.32019	0.19796	0.14852	0.34647	0.18376	0.13787	0.32164
Bond Fund	0.27244	0.05052	0.32296	0.29207	0.05416	0.34623	0.27335	0.05069	0.32404

Final 2012 tax information for the Funds will be reported to shareholders next year by January 31, 2013. Accordingly, shareholders should not use the information provided in this notice for tax reporting purposes.

Other Federal Income Tax Information:
For the year ended August 31, 2012, a portion of the ordinary income distributions paid by the Funds may be qualified dividend income subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with the 2012 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2012, qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	40.65%
U.S. Large Cap Equity Fund	100.00%
Opportunistic Fund	11.92%

For the year ended August 31, 2012, the following Funds paid dividends, a portion of which may be subject to a maximum tax rate of 15%:

Fund	Percentage
Balanced Fund	48.40%
U.S. Large Cap Equity Fund	100.00%
Opportunistic Fund	11.36%

The Tax-Free Money Market Fund and Intermediate Tax-Free Bond Fund designated $117,096 and $1,144,636, respectively, of their income distributions as tax-exempt distributions for the year ended August 31, 2012.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2012:

Fund	Amount
Tax-Free Money Market Fund	$1,671
Intermediate Tax-Free Bond Fund	218,961

For the year ended August 31, 2012, certain Funds designate the maximum amount allowable but not less than the following amounts as a short-term capital gain dividend in accordance with Section 871(k)(2) and 881(e) of the Internal Revenue Code:

Fund	Amount
Intermediate Tax-Free Bond Fund	$1,028
Bond Fund	69,964
Opportunistic Fund	2,456

For the year ended August 31, 2012, certain Funds designate the maximum amount allowable but not less than the following amounts as interest-related dividends in accordance with Section 871(k)(1) and 881(e) of the Internal Revenue Code:

Fund	Amount
U.S. Treasury Money Market Fund	$70,134
Cash Management Fund	76,505
Short-Term Income Fund	2,193,612
Intermediate Bond Fund	804,209
Bond Fund	1,621,768
Balanced Fund	894,618

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2012

REVIEW AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with Cavanal Hill Investment Management, Inc. (“Cavanal Hill”) was formally considered by the Board of Trustees at meetings held on August 8, 2012, August 9, 2012 and September 6, 2012. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected Cavanal Hill’s fee waivers in place, Cavanal Hill’s contractual investment advisory fee levels, as well as additional voluntary fee waivers. The information provided to the Trustees at the meeting also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by Cavanal Hill, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and Cavanal Hill.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees, including a majority of independent Trustees, determined that the overall arrangement between the Trust and Cavanal Hill, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. Cavanal Hill’s senior management and portfolio managers presented information to the Trustees at Trustee meetings and discussed Fund performance and the Fund’s investment objectives, strategies and outlook. The Trustees considered the background and experience of Cavanal Hill’s senior management and the expertise of investment personnel of Cavanal Hill responsible for the day-to-day management of each Fund. The Trustees also considered Cavanal Hill’s research and portfolio management capabilities, oversight of day-to-day Fund operations, including fund accounting and administration, shareholder communications, regulatory and other reporting, and assistance in meeting legal and regulatory requirements. Materials provided throughout the year covered matters such as compliance of portfolio managers and other management personnel with the code of ethics and the adherence to fair pricing procedures. Particular attention was given to the overall performance of Cavanal Hill following the market turmoil and financial crisis of prior years and the slow economic recovery. The Trustees concluded that the nature, extent, and quality of services under the Advisory Agreement were appropriate and consistent with industry norms.

Investment Performance

Investment performance reports and related financial information for the Fund were discussed throughout the year and were presented in association with the renewal. The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group as reported by Lipper. One-, three-, five- and ten-year performance data was presented. The Trustees discussed with Cavanal Hill the performance goals and the actual results achieved in managing the Fund as well as the effect of market conditions on the Funds. Despite challenges in the low rate environment, the Administrative share class of the U.S. Treasury Fund ranked #2 in its 174-fund peer group for the 12-month period ending May 31, 2012, with the other Share Classes following closely behind, in the upper quartile. The Cash Management Fund Share Classes ranked in the second and upper end of the third quartile, with all but one of the remaining Money Market Funds in, or within a few points outside of, the first quartile. The Service Share Class of the Tax-Free Money Market Fund continued to struggle a bit, remaining in the third quartile. The Cavanal Hill Fund fixed income performance was mixed during the period. Both Share Classes of the Short Term Income Fund and the Bond Fund remained in the top quartile of its peer group. The Intermediated Bond Fund Share Classes shifted slightly into the second quartile. Both Share Classes of the Intermediate Tax Free Bond Fund struggled, moving into the third quartile. Equity performance in terms of peer group rankings saw improvement during the 12 month period ending May 31, 2011. Both of the U.S. Large Cap Equity Fund Share Classes moved up in rank to the third quartile. The Balanced Fund Share Classes saw performance in the top quartile. The Opportunistic Fund, which launched September 1, 2011, saw performance since inception of 13.07%. Based on their review, and in light of market conditions, the Trustees were satisfied that the performance of each of the Cavanal Hill Funds was within an acceptable range.

Cost of Services and Profits Realized by Cavanal Hill and Its Affiliates

The Trustees considered peer group comparable information with respect to the investment advisory fees charged by Cavanal Hill to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. Information on additional voluntary fee waivers was also presented. The Trustees reviewed administration, custody and distributor fees received, respectively, by Cavanal Hill and its affiliates, BOKF, N.A. and BOSC, Inc. The Trustees also considered the fallout benefits to Cavanal Hill of soft dollars based on presentations to the Board. The Trustees also reviewed profitability information provided by Cavanal Hill with respect to investment advisory, administration, distribution and custody services to each Fund. The Trustees recognized that the data presented was not audited and represents Cavanal Hill’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2012

an allocation methodology developed by Cavanal Hill. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In reviewing and discussing such analysis, management discussed with the Trustees its belief that costs incurred in establishing and maintaining the infrastructure necessary to support mutual fund operations conducted by Cavanal Hill affect the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. Cavanal Hill also discussed with the Trustees its recommendation to reduce the fees associated with the Opportunistic Fund in an effort to attract additional assets. The Trustees also took into account the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. However, the Lipper peer group report reflected investment adviser fees charged by Cavanal Hill generally in line with median fees and, in all Fund classes, the fees net of waivers and expenses were below the median. The Trustees analyzed the fees paid to Cavanal Hill in light of performance and the services provided, and in light of profitability to Cavanal Hill. Based on their review, the Trustees concluded that the profitability to Cavanal Hill under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund. The Trustees also agreed to accept Cavanal Hill’s recommended Opportunistic Fund fee reductions for the reasons presented by Cavanal Hill.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by Cavanal Hill and received Cavanal Hill’s assurance that voluntary waivers disclosed in the Fund’s prospectus would not be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economies of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by Cavanal Hill had produced benefits to shareholders that were at least as favorable as those that would be expected to be produced by contractual fee breakpoints. The Trustees determined that their review of potential economies of scale supports their decision to approve the Advisory Agreement.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2012

U.S. Treasury Fund:

Security Allocation	Percentage of Net Assets
FDIC Guaranteed Obligations	1.1%
U.S. Treasury Obligations	43.1%
Repurchase Agreements	55.7%
Total	99.9%

Cash Management Fund:

Security Allocation	Percentage of Net Assets
Commercial Paper	24.8%
U.S. Government Agency Securities	22.6%
Repurchase Agreements	53.7%
Total	101.1%

Tax-Free Money Market Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	95.9%
Investment Companies	4.1%
Total	100.0%

Intermediate Tax-Free Bond Fund:

Security Allocation	Percentage of Net Assets
Municipal Bonds	88.5%
Investments in Affiliates	10.9%
Total	99.4%

Short-Term Income Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	5.8%
Mortgage Backed Securities	33.9%
Corporate Bonds	13.6%
Municipal Bonds	1.5%
U.S. Government Agency Securities	3.7%
U.S. Treasury Obligations	35.5%
Investments in Affiliates	5.6%
Total	99.6%

Intermediate Bond Fund:

Security Allocation	Percentage of Net Assets
Asset Backed Securities	3.2%
Mortgage Backed Securities	39.0%
Corporate Bonds	19.6%
U.S. Government Agency Securities	4.1%
U.S. Treasury Obligations	30.6%
Investments in Affiliates	3.1%
Total	99.6%

Bond Fund:
Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.8%
Mortgage Backed Securities	42.8%
Corporate Bonds	13.8%
Taxable Municipal Bonds	0.9%
U.S. Government Agency Securities	3.7%
U.S. Treasury Obligations	34.0%
Investments in Affiliates	2.0%
Total	100.0%

Balanced Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	49.8%
Asset Backed Securities	1.1%
Mortgage Backed Securities	16.5%
Corporate Bonds	4.7%
Taxable Municipal Bonds	0.4%
U.S. Government Agency Securities	3.5%
U.S. Treasury Obligations	13.6%
Investment Companies	3.4%
Investments in Affiliates	6.8%
Total	99.8%

U.S. Large Cap Equity Fund:

Security Allocation	Percentage of Net Assets
Common Stocks	99.2%
Investments in Affiliates	1.4%
Total	100.6%

Opportunistic Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	91.1%
Convertible Preferred Stocks	3.9%
Investments in Affiliates	8.4%
Total	103.4%

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued

Trustees and Officers of Cavanal Hill  Funds
August 31, 2012

The following table sets forth certain information about each of the Trust’s Officers.

Name and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Scott H. Rhodes Age: 53	Treasurer	Indefinite	From February 2010 to present, SVP of Citi Fund Services Ohio, Inc. From September 2005 to January 2010, various positions for GE Asset Management Inc., including Manager, Treasurer, and Financial & Operations Principal.	10	None

James L. Huntzinger Age: 62	President, Assistant Secretary	Indefinite, 6/08—Present	From 2002 to present, Chief Investment Officer for BOK Financial Corporation.	10	None

Fred J. Schmidt Age: 53	Chief Compliance Officer, Anti- Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite, 4/08—Present	From 2011, Director of Citi Fund Services Ohio, Inc., CCO Services. From 2004 to 2011, Senior Vice President of Citi Fund Services Ohio, Inc., CCO Services	10	None

Kristin L. Walters Age: 40	Secretary	Indefinite, 4/08—Present	From September 2007 to present, Vice President, Director of Compliance and from November 2006 to September 2007, Assistant Vice President of Cavanal Hill Investment Management, Inc.	10	None

The following table sets forth certain information about each of the Trust’s Trustees.

Name and Age	Position(s) Held with the Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships* Held
Independent Trustees:
William H. Wilson Jr. Age: 53	Trustee, Chairman	Indefinite, 5/08—Present	Partner of Sage Partners, Keystone Exploration, and 3C Farms.	10	None

David L. Foster Age: 64	Trustee	Indefinite, 5/08—Present	Chief Executive Officer of the Williford Companies.	10	None

Interested Trustees:
Scott Grauer** Age: 48	Trustee	Indefinite, 7/08—Present	From July 2008 to present, Executive Vice President, Wealth Management Division, BOKF, NA; from 1991 to present, President and CEO, BOSC, Inc.	10	None

*
Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**
Mr. Grauer is treated by the Funds as an “interested person” (as defined in Section 2(a) (19) of the 1940 Act) of the Funds. Mr. Grauer is an “interested person” because he is an Executive Vice President of BOKF, NA, the parent of Cavanal Hill Investment Management, Inc., and the President and CEO of BOSC, Inc., the distributor of the Trust. Mr. Grauer is also Vice Chairman of the Board of BOSC, Inc., Chairman of the Board of Cavanal Hill Management, Inc. and serves as a member of the board for other BOK Financial Corporation subsidiaries.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Continued
August 31, 2012

As a shareholder of the Cavanal Hill Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Cavanal Hill Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2012 through August 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period 3/1/12 - 8/31/12	Expense Ratio During Period* 3/1/12 - 8/31/12
U.S. Treasury Fund1
Administrative Shares	$1,000.00	$1,000.00	$0.55	0.11%
Service Shares	1,000.00	1,000.00	0.55	0.11%
Institutional Shares	1,000.00	1,000.00	0.55	0.11%

Cash Management Fund1
Administrative Shares	1,000.00	1,000.10	0.70	0.14%
Institutional Shares	1,000.00	1,000.10	0.70	0.14%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,000.10	0.96	0.19%
Institutional Shares	1,000.00	1,000.10	0.96	0.19%
Select Shares	1,000.00	1,000.20	0.75	0.15%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	1,014.60	3.60	0.71%
Institutional Shares	1,000.00	1,016.00	2.33	0.46%
A Shares	1,000.00	1,014.60	3.60	0.71%

Short-Term Income Fund1
Investor Shares	1,000.00	1,024.80	3.36	0.66%
Institutional Shares	1,000.00	1,026.10	2.09	0.41%
A Shares	1,000.00	1,024.80	3.36	0.66%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,043.40	4.57	0.89%
Institutional Shares	1,000.00	1,044.80	3.29	0.64%
A Shares	1,000.00	1,043.50	4.57	0.89%

Bond Fund1
Investor Shares	1,000.00	1,035.30	3.84	0.75%
Institutional Shares	1,000.00	1,036.60	2.56	0.50%
A Shares	1,000.00	1,035.40	3.84	0.75%

Balanced Fund1
Investor Shares	1,000.00	1,018.80	4.36	0.86%
Institutional Shares	1,000.00	1,020.10	3.10	0.61%
A Shares	1,000.00	1,018.90	4.36	0.86%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,007.20	4.59	0.91%
Institutional Shares	1,000.00	1,009.20	3.33	0.66%
A Shares	1,000.00	1,008.00	4.59	0.91%

Opportunistic Fund1
Investor Shares	1,000.00	987.70	14.49	2.90%
Institutional Shares	1,000.00	988.60	13.25	2.65%
A Shares	1,000.00	988.60	14.50	2.90%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
*	Annualized.

CAVANAL HILL FUNDS

Additional Fund Information (Unaudited), Concluded
August 31, 2012

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Cavanal Hill Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/12	Ending Account Value 8/31/12	Expenses Paid During Period 3/1/12 - 8/31/12	Expense Ratio During Period* 3/1/12 - 8/31/12
U.S. Treasury Fund1
Administrative Shares	$1,000.00	$1,024.58	$0.56	0.11%
Service Shares	1,000.00	1,024.58	0.56	0.11%
Institutional Shares	1,000.00	1,024.58	0.56	0.11%

Cash Management Fund1
Administrative Shares	1,000.00	1,024.43	0.71	0.14%
Institutional Shares	1,000.00	1,024.43	0.71	0.14%

Tax-Free Money Market Fund1
Administrative Shares	1,000.00	1,024.18	0.97	0.19%
Institutional Shares	1,000.00	1,024.18	0.97	0.19%
Select Shares	1,000.00	1,024.38	0.76	0.15%

Intermediate Tax-Free Bond Fund1
Investor Shares	1,000.00	1,021.57	3.61	0.71%
Institutional Shares	1,000.00	1,022.82	2.34	0.46%
A Shares	1,000.00	1,021.57	3.61	0.71%

Short-Term Income Fund1
Investor Shares	1,000.00	1,021.82	3.35	0.66%
Institutional Shares	1,000.00	1,023.08	2.08	0.41%
A Shares	1,000.00	1,021.82	3.35	0.66%

Intermediate Bond Fund1
Investor Shares	1,000.00	1,020.66	4.52	0.89%
Institutional Shares	1,000.00	1,021.92	3.25	0.64%
A Shares	1,000.00	1,020.66	4.52	0.89%

Bond Fund1
Investor Shares	1,000.00	1,021.37	3.81	0.75%
Institutional Shares	1,000.00	1,022.62	2.54	0.50%
A Shares	1,000.00	1,021.37	3.81	0.75%

Balanced Fund1
Investor Shares	1,000.00	1,020.81	4.37	0.86%
Institutional Shares	1,000.00	1,022.07	3.10	0.61%
A Shares	1,000.00	1,020.81	4.37	0.86%

U.S. Large Cap Equity Fund1
Investor Shares	1,000.00	1,020.56	4.62	0.91%
Institutional Shares	1,000.00	1,021.82	3.35	0.66%
A Shares	1,000.00	1,020.56	4.62	0.91%

Opportunistic Fund1
Investor Shares	1,000.00	1,010.56	14.66	2.90%
Institutional Shares	1,000.00	1,011.81	13.40	2.65%
A Shares	1,000.00	1,010.56	14.66	2.90%

1	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/366 (to reflect the one-half year period).
*	Annualized.

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C A V A N A L  H I L L  F U N D S

Ann-08/12

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.
3(a)(2) The audit committee financial expert is David L. Foster who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
2011 – $96,500
2012 – $107,220

(b) Audit Related Fees
2011 – $37,250
2012 – $32,170

(c) Tax Fees
2011 – $31,535 related to preparation of federal income, excise tax returns and review of capital gain distribution calculations.
2012 – $35,040 related to preparation of federal income, excise tax returns, state tax return and review of capital gain distribution calculations.

(d) All Other Fees
2011 – $0
2012 – $0

(e)(1)

CAVANAL HILL FUNDS

Audit and Non-Audit Services Pre-Approval
Policies and Procedures

1.  Purpose

Under Section 10A of the Securities Exchange Act of 1934, as amended (the “Act”), codifying applicable portions of the Sarbanes-Oxley Act of 2002, the Audit Committee (the “Committee”) of the Board of Trustees of the Cavanal Hill Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor.  As part of this responsibility, audit and non-audit services performed by the independent auditor for the Trust are required to be approved by the Committee in order to assure that they do not impair the auditor’s independence from the Trust.  To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor.  Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum).  The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures.  Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.  General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence.  In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, in any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products.  While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendation.  No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III.  Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.
All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.
If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Committee’s Chairman.  The Committee’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statement of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.
The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustee’s.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.
Where it has been determined by the Committee’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose.  (As of the date of the adoption of these guidelines and procedures, William H. Wilson Jr and David L. Foster have each been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.
The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.
Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Committee.

9.
Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements
Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee’s Chairman in writing upon the commencement of services rendered under a pre-approval.  The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted:  October 17, 2003

As amended:  July 30, 2009

(e)(2)
2011 – 0%
2012 – 0%

(f) Not Applicable

(g)           2011 – $0
2012 – $ 0

(h) The audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

  (a) Not applicable.
  (b) Not applicable.
  (b) (1) Not applicable.
  (b) (2) Not applicable.
  (b) (3) Not applicable.
  (b) (4) Not applicable.
  (b) (5) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Nomination Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Cavanal Hill Funds

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date	October 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James L. Huntzinger
James L. Huntzinger, President

Date	October 22, 2012

By (Signature and Title)*	/s/ Scott Rhodes
Scott Rhodes, Treasurer

Date	October 22, 2012